As filed with the Securities and Exchange Commission on July 2, 2018

Securities Act File No. 333-224588

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 1

to

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FS INVESTMENT CORPORATION

(Exact name of registrant as specified in charter)

201 Rouse Boulevard

Philadelphia, PA 19112

(215) 495-1150

(Address and telephone number, including area code, of principal executive offices)

Michael C. Forman

FS Investment Corporation

201 Rouse Boulevard

Philadelphia, PA 19112

(Name and address of agent for service)

COPIES TO:

James A. Lebovitz

David J. Harris

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Tel: (215) 994-4000

Fax: (215) 994-2222

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(1)(2)
Common Stock, $0.001 par value per share(3)
Preferred Stock, $0.001 par value per share(3)
Warrants(3)
Subscription Rights(4)
Debt Securities(5)
Total			$1,500,000,000(6)	$184,260.00

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement covers $1,420,000,000 aggregate principal amount of unsold securities that were previously registered for sale under the Registrant’s registration statement on Form N-2 (File No. 333-205180), which was initially filed by the Registrant on June 24, 2015 (the “Prior Registration Statement”). The unsold securities previously registered for sale under the Prior Registration Statement remain registered and are being carried forward to this registration statement. A filing fee of $174,300.00 was previously paid in connection with these unsold securities and an additional filing fee of $9,960.00 is being paid in connection with the registration of additional securities under this registration statement. Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid with respect to such unsold securities will continue to be applied to such unsold securities. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this registration statement.
(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock or warrants as may be sold, from time to time. Warrants may represent rights to purchase common stock, preferred stock or debt securities.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,500,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,500,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 2, 2018

PRELIMINARY PROSPECTUS

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company that invests primarily in the debt securities of private middle market U.S. companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FS/KKR Advisor, LLC, or the Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, that is jointly operated by an affiliate of Franklin Square Holdings, L.P., or FS Investments, and by KKR Credit Advisors (US) LLC, or KKR Credit.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. In July 2017, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on July 27, 2018. At our 2018 annual stockholder meeting, we may again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” for more information.

Our common stock is traded on the New York Stock Exchange, LLC, or the NYSE, under the ticker symbol “FSIC”. The last reported closing price for our common stock on June 29, 2018 was $7.35 per share. The net asset value of our common stock on March 31, 2018 (the last date prior to the date of this prospectus for which we publicly disclosed our net asset value) was $9.16 per share.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 23 of this prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. The contact information provided above may be used by you to make investor inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                  , 2018.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the NYSE is closed for trading.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus and accompanying prospectus supplements. The information contained in this prospectus and accompanying prospectus supplements is complete and accurate only as of the date of this prospectus or such prospectus supplement. If there is a material change in our affairs, we will amend or supplement these documents only as required by law.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand an offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSIC” refer to FS Investment Corporation. In addition, the term “Advisor” refers to FS/KKR Advisor, LLC.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2018, we had total assets of approximately $4.1 billion.

We are managed by the Advisor, a registered investment adviser under the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We currently seek to meet our investment objectives by:

•	utilizing the experience and expertise of the Advisor in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•

maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio, such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders (i.e., opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for additional information about opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a nationally recognized statistical rating organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Ratings Services, or S&P), which investments are often referred to as “junk.” We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed the maximum amount permitted by the 1940 Act. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. The minimum asset coverage requirement applicable to BDCs under the 1940 Act, however, is currently 150% provided that certain disclosure and approval requirements are met. See “Risk Factors—Risks Related to Our Business and Structure—The SBCA Act allows us to incur additional leverage” for additional information. See “Risk Factors—Risks Related to Debt Financing” for a discussion of the risks inherent in employing leverage.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the U.S. Securities and Exchange Commission, or the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with certain affiliates of the Advisor, or our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.

Portfolio Update

During the three months ended March 31, 2018, we made investments in portfolio companies totaling approximately $116 million. During the same period, we sold investments for proceeds of approximately $32 million and received principal repayments of approximately $184 million. As of March 31, 2018, our investment portfolio, with a total fair value of approximately $3.8 billion (65% in first lien senior secured loans, 4% in second lien senior secured loans, 4% in senior secured bonds, 13% in subordinated debt, 1% in collateralized securities and 13% in equity/other), consisted of interests in 94 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $82.4 million. As of March 31, 2018, the debt investments in our portfolio were purchased at a weighted average price of 99.6% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10% based upon the amortized cost of our investments. For the three months ended march 31, 2018, our total return based on net asset value was 0.54% and our total return based on market value was 1.13%.

During the year ended December 31, 2017, we made investments in portfolio companies totaling approximately $1.3 billion. During the same period, we sold investments for proceeds of approximately $350.2 million and received principal repayments of approximately $784.8 million. As of December 31, 2017, our investment portfolio, with a total fair value of approximately $3.9 billion (64% in first lien senior secured loans, 5% in second lien senior secured loans, 4% in senior secured bonds, 13% in subordinated debt, 1% in collateralized securities and 13% in equity/other), consisted of interests in 100 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $85.7 million. As of December 31, 2017, the debt investments in our portfolio were purchased at a weighted average price of 99.5% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our portfolio based on the composition of our portfolio as of such date), prior to leverage, was 9.6% based upon the amortized cost of our investments. For the year ended December 31, 2017, our total return based on net asset value was 7.97% and our total return based on market value was (21.39)%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

About the Advisor

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. Our chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, our president, serves as the Advisor’s president.

The Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. See “Investment Objectives and Strategy—About the Advisor.” We believe that the active and ongoing participation by FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor’s management team, will allow the Advisor to successfully execute our investment strategies. See “Management” for biographical information regarding the Advisor’s senior management team.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the investment advisory agreement, by and between us and the Advisor, dated as of April 9, 2018, or the investment advisory agreement, will annually review the investment advisory agreement to determine, among other things, whether the fees payable under such agreement are fair and reasonable in light of the services provided. See “Investment Advisory Agreement” for more information, including information regarding the termination provisions of the investment advisory agreement.

In addition to managing our investments, the Advisor also currently manages the following entities, or the Other Advised Entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,983,628
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,773,388
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$374,536
Corporate Capital Trust, Inc.	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$4,277,917
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$184,458

(1)	As of March 31, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet. Dollar amounts are presented in thousands.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor protection, education and transparency.

FS Investments is headquartered in Philadelphia with offices in New York, NY, Orlando, FL and Washington, D.C. The firm had approximately $24 billion in assets under management as of April 9, 2018.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $45 billion of assets under management as of March 31, 2018 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. L.P., or KKR & Co.

KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $176 billion in assets under management as of March 31, 2018 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with its portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.

See “Risk Factors—Risks Related to the Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our securities. The following are some of the risks an investment in us involves:

•

We invest primarily in senior secured loans, second lien secured loans and senior secured bonds of private middle market U.S. companies and, to a lesser extent, subordinated debt and selected equity investments issued by private U.S. companies. There is no limit on the amount of subordinated debt and selected equity investments in which we may invest. For our senior secured debt investments, the collateral pledged may decrease in value or lose its entire value over time, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, which may lead to a loss in principal. In addition, collateral is generally only available to satisfy second lien debt after senior secured debt is paid in full, which may also lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. In addition, our senior secured and second lien secured loan investments are generally callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments.

•

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

•

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These investments may present risks in excess of those resulting from the reference security or other asset. Because these transactions are not an acquisition of the reference security or other asset itself, the investor has no right directly to enforce compliance with the terms of the reference security or other asset and has no voting or other consensual rights of ownership with respect to the reference security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the reference security or other asset. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

•	Certain investments that we may make may include equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event.

•

We may invest in non-U.S. securities and securities of companies in emerging markets to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on such non-U.S. securities. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.

•

We are subject to financial market risks, including risks resulting from the current low interest rate environment and changes in such interest rates, which may have a substantial negative impact on our investments.

•	Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

•	A lack of liquidity in certain of our investments may adversely affect our business.

•

A significant portion of our portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

•	Future disruptions or instability in capital markets could have a materially adverse effect on our business, financial condition and results of operations.

•

Uncertainty with respect to the financial or political stability of the United States and several countries in the European Union could have a significant adverse effect on our business, financial condition and results of operations.

•

The Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our investors.

•

The potential for the Advisor to earn incentive fees under the investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets (equal to the total assets set forth on our consolidated balance sheet), the Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•

As a result of the annual distribution requirement to maintain our ability to be subject to tax as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•

The agreements governing our and our wholly-owned financing subsidiaries’ financing arrangements contain various covenants which, if not complied with, could accelerate repayment under the applicable arrangement, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders. In addition, these financing arrangements expose us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

•

We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

See “Risk Factors” beginning on page 23 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented approximately just 1% of overall middle market loan volume in 2017, down from 6% in 2016 and nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisor to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and CLOs. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for additional information about opportunistic investments.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•

Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

•

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. The Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

•

Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

•

Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategy” for additional information regarding our investment strategy.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of the Advisor’s senior management team provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

Disciplined, income-oriented investment philosophy. The Advisor employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. The Advisor believes that its broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. The Advisor attempts to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

International Capital Markets Capabilities. The Advisor leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets team to support the origination of new private credit investment opportunities. Through KKR & Co.’s Capital Markets franchise, the Advisor will benefit from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives us the ability to access and originate larger transactions and enhances the Advisor’s ability to manage risk.

Ability to Create Bespoke Financing Solutions through Principal Finance. The Advisor believes that there is an expansive and growing opportunity to create customized solutions in underserved and mispriced asset classes across the aircraft, consumer finance, real estate and auto & equipment finance sectors. Through KKR Credit’s Principal Finance strategy, the Advisor will seek to identify investments with strong collateral protection, a low correlation to the broader markets and equity-like upside potential.

See “Investment Objectives and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

We may offer, from time to time, up to $1.5 billion of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. Supplements to this prospectus relating to specific offerings will identify any agents or underwriters involved in the applicable sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. See “Use of Proceeds” for information regarding our outstanding borrowings as of March 31, 2018, the corresponding interest rate charged on such borrowings as of that date and the length of time that it may take us to invest any proceeds in new or existing portfolio companies. Pending investment of the proceeds raised in an offering, we intend to invest the net proceeds primarily in cash, cash equivalents, including money market funds, or short-term securities consistent with our BDC election and our election for taxation as a RIC.

Sales of Common Stock Below Net Asset Value

In July 2017, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on July 27, 2018. At our 2018 annual stockholder meeting, we may again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. See “Sales of Common Stock Below Net Asset Value” for more information.

Advisory Fees

On April 9, 2018, we entered into the investment advisory agreement with the Advisor. Pursuant to the investment advisory agreement, the Advisor is entitled to an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.50% of the average weekly value of our gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of our net assets. Thereafter, the Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the then-current and eleven preceding calendar quarters minus the cumulative per share incentive fees accrued and/or payable for the eleven preceding calendar quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of our pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of our investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, and base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and beginning with the second anniversary of the effective date of the investment advisory agreement, will annually review the investment advisory agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

Administration

On April 9, 2018, we entered into an administration agreement, or the administration agreement, with the Advisor relating to the administrative services provided by the Advisor to us. Pursuant to the administration agreement, the Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•

The managers, officers and other personnel of the Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating the Other Advised Entities;

•

The compensation payable by us to the Advisor and other affiliates is approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

•

We may compete with certain affiliates for investments, including the Other Advised Entities and other funds advised or managed by affiliates of FS Investments and KKR Credit. Such competition may subject the Advisor, FS Investments, KKR Credit and their respective affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf;

•

Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, the Advisor will receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which the Advisor provides investment management services or carries on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•

The Advisor and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•

The Advisor and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of the Advisor; and

•

To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of the Advisor and its affiliates, as applicable, the Advisor and its affiliates may determine it is appropriate for us and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, the Advisor will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with its allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Distributions on Common Stock

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.”

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period.

Distribution Reinvestment Plan

We have adopted an “opt out” distribution reinvestment plan, or our distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

Taxation

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as dividends for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)
Sales load(1)	—%
Offering expenses(2)	—%
Distribution reinvestment plan expenses(3)	None
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of average net assets attributable to common stock)(4)
Base management fee(5)	2.68%
Incentive fees payable under the investment advisory agreement(6)	2.10%
Interest payments on borrowed funds(7)	4.14%
Other expenses(8)	0.55%
Total annual expenses(9)	9.47%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The estimated expenses associated with our distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(4)	“Average net assets attributable to common stock” equals our average net assets of $2.3 billion for the three months ended March 31, 2018.

(5)	Our base management fee under the investment advisory agreement is payable quarterly in arrears and is calculated at an annual rate of 1.50% of the average weekly value of our gross assets, which are assumed to equal 178.44% of our average net assets as described in Note 4 above. The base management fee shown in the table above is higher than 1.50% because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than gross assets. See “Investment Advisory Agreement—Overview of the Advisor—Advisory Fees” for a full explanation of how this base management fee is calculated.

(6)	The incentive fee in the investment advisory agreement consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. The amount in the table above assumes that the subordinated incentive fee on income will be 2.10% of average net assets. This figure is based on the subordinated incentive fees on income accrued for the three months ended March 31, 2018, recalculated based on the base management fee and incentive fee in the investment advisory agreement, and assumes that such amount represents the subordinated incentive fees on income that will be payable over the twelve months following March 31, 2018. The actual subordinated incentive fee on income as a percentage of our average net assets for the twelve months following March 31, 2018 may be higher than this amount.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that there is no incentive fee on capital gains and is based on the net unrealized depreciation as of March 31, 2018. Such amounts are expressed as a percentage of the average net assets as of such date. See “Investment Advisory Agreement—Overview of the Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated.

(7)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of our financing arrangements.

The figure in the table assumes we borrow the full amount available under each financing facility as of March 31, 2018 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 4.77%. Because the total assumed borrowing ($2.0 billion) represents 86.69% of our average net assets for the three months ended March 31, 2018 ($2.3 billion), the borrowing cost as a percentage of net assets set forth in the table above is 4.14% (or 86.69% of 4.77%).

(8)	Other expenses include accounting, legal and auditing fees and excise and state taxes, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or the Advisor. The amount presented in the table reflects actual amounts incurred during the three months ended March 31, 2018.

(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “total annual expenses” percentage were calculated instead as a percentage of total assets, our “total annual expenses” would be 5.31% of total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. Transaction expenses are not included in the following example. In the event that shares of common stock are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return (none of which is subject to our incentive fee on capital gains):	$73	$213	$347	$655
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains, which was estimated at 1.0% of net assets):	$82	$239	$385	$709

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Because the example assumes, as required by the SEC, a 5.0% annual return, no subordinated incentive fee on income would be accrued and payable in any of the indicated time periods. Our performance will vary and may result in a return greater or less than 5.0%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, reinvestment of distributions under our distribution reinvestment plan may occur at a price per share that differs from the then-current net asset value per share. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the three months ended March 31, 2018 and 2017 has been derived from our unaudited financial statements and the selected financial data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 has been derived from our audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	Three Months Ended March 31, (Unaudited)		Year Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
Statements of operations data:
Investment income	$101,018	$106,064	$419,311	$422,809	$474,797	$464,819	$474,566
Operating expenses
Total expenses and excise taxes	53,022	53,474	218,127	215,486	209,707	225,648	229,590
Less: Management fee waiver	(2,551)	—	(2,575)	—	—	(2,837)	—

Net expenses and excise taxes	50,471	53,474	215,552	215,486	209,707	222,811	229,590

Net investment income (loss)	50,547	52,590	203,759	207,323	265,090	242,008	244,976
Total net realized and unrealized gain (loss)	(37,622)	10,803	(21,772)	86,968	(226,705)	(47,227)	20,864

Net increase (decrease) in net assets resulting from operations	$12,925	$63,393	$181,987	$294,291	$38,385	$194,781	$265,840

Per share data:
Net investment income (loss)—basic and diluted(1)	$0.21	$0.22	$0.83	$0.85	$1.10	$0.97	$0.96

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.05	$0.26	$0.75	$1.21	$0.16	$0.78	$1.04

Distributions declared(2)	$0.19	$0.22	$0.86	$0.89	$0.89	$1.08	$0.83

Balance sheet data:
Total assets	$4,057,505	$4,286,351	$4,104,275	$4,110,071	$4,148,173	$4,354,886	$4,444,577

Credit facilities, notes, secured borrowing and repurchase agreement payable	$1,713,365	$1,826,391	$1,712,016	$1,693,513	$1,822,899	$1,863,827	$1,673,682

Total net assets	$2,249,962	$2,311,635	$2,284,723	$2,297,377	$2,208,928	$2,366,986	$2,640,992

Other data:
Total return based on net asset value(3)	0.54%	2.76%	7.97%	13.19%	1.63%	7.17%	10.43%
Total return based on market value(4)	1.13%	(2.61)%	(21.39)%	25.91%	(0.78)%	5.52%	—
Number of portfolio company investments at period end	94	108	100	102	114	118	165
Total portfolio investments for the period	$115,990	$539,689	$1,284,317	$1,157,827	$1,647,620	$2,178,075	$2,641,733
Proceeds from sales and prepayments of investments	$215,945	$364,308	$1,134,998	$1,588,498	$1,625,520	$2,121,939	$2,510,887

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of our future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and do not represent an actual return to stockholders.

(4)	The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s distribution reinvestment plan. The total return based on market value for the year ended December 31, 2014 was calculated based on the period from April 16, 2014, the first day the shares began trading on the NYSE at a closing price of $10.25, to December 31, 2014. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. The historical calculation of total return based on market value in the table should not be considered a representation of our future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement, you should consider carefully the following information before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and market price of our common stock could decline or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and investors may lose all or part of their investment.

Risks Related to Economic Conditions

Future disruptions or instability in capital markets could negatively impact the valuation of our investments and our ability to raise capital.

From time to time, the global capital markets may experience periods of disruption and instability, which could be prolonged and which could materially and adversely impact the broader financial and credit markets, have a negative impact on the valuations of our investments and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. More recently, the macroeconomic environment, including recent social and political tensions in the U.S. and around the world (e.g., the United Kingdom referendum to leave the European Union), concerns regarding the Chinese economy and declines in commodity prices, has led to, and may continue to lead to, volatility in the broadly syndicated credit market as investors re-price credit risk.

While most of our investments are not publicly-traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. Equity capital may also be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. If we are unable to raise capital or refinance existing debt on acceptable terms, then we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was last affirmed by S&P in November 2016. Moody’s and Fitch Ratings, Inc. have also warned that they may downgrade the U.S. federal government’s credit rating. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. The U.S. government has on several occasions adopted legislation to suspend the federal debt ceiling to allow the U.S. Treasury Department to issue additional debt. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. Furthermore, in February 2014, the Federal Reserve began scaling back its bond-buying program, or quantitative easing, which it ended in October 2014. Quantitative easing was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, showed signs of improvement. The Federal Reserve also raised interest rates several times since the fourth quarter of 2015. To the extent the Federal Reserve continues to raise rates, and without quantitative easing by the Federal Reserve, there is a risk that the debt markets may experience increased volatility and that the liquidity of certain of our investments may be reduced. It is unclear what other effects, if any, the end of quantitative easing, future interest rate raises, if any, and the pace of any such raises will have on the value of our investments or our ability to access the debt markets on favorable terms.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain. While the financial stability of such countries has improved, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of U.S. and European financial institutions. Furthermore, following the United Kingdom’s referendum to leave the European Union, S&P lowered its long-term sovereign credit rating. In addition the terms of the United Kingdom’s exit and any future referendums in other European countries may disrupt the global market. Market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, could negatively impact the global economy, and there can be no assurance that assistance packages will be available, or if available, will be sufficient to stabilize countries and markets in Europe. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, or other credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Future economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our debt investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results. Economic downturns or recessions may also result in a portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders, which could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

A prolonged continuation of depressed oil and natural gas prices could negatively impact the energy and power industry and energy-related investments within our investment portfolio.

Prices for oil and natural gas, which historically have been volatile and may continue to be volatile, may be subject to large fluctuations in response to relatively minor changes in the supply of and demand for oil and natural gas. A prolonged continuation of depressed oil and natural gas prices would adversely affect the credit quality and performance of certain of our debt and equity investments in energy and power and related companies. A decrease in credit quality and performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a prolonged period of depressed oil and natural gas prices occur, the ability of certain of our portfolio companies in the energy and power and related industries to satisfy financial or operating covenants imposed by us or other lenders may be adversely affected, which could, in turn, negatively impact their financial condition and their ability to satisfy their debt service and other obligations. Likewise, should a prolonged period of depressed oil and natural gas prices occur, it is possible that the cash flow and profit generating capacity of these portfolio companies could also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our investments.

Risks Related to Our Business and Structure

Our ability to achieve our investment objectives depends on the Advisor’s ability to manage and support our investment process and if our agreement with the Advisor was to be terminated, or if the Advisor loses any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

Because we have no employees, we depend on the investment expertise, skill and network of business contacts of the Advisor. The Advisor evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the Advisor, as well as its senior management team. The departure of any members of the Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on the Advisor’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. The Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, each of the investment advisory agreement and administration agreement that the Advisor has entered into with us, has termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory agreement and administration agreement may each be terminated at any time, without penalty, by the Advisor, upon 60 days’ notice to us. If the investment advisory agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace the Advisor. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing arrangement into which we may enter, which could have a material adverse effect on our business and financial condition.

The Advisor is a newly-formed investment adviser without a track record of acting as an investment adviser to a BDC, and any failure by the Advisor to manage and support our investment process may hinder the achievement of our investment objectives.

Because the Advisor is a newly-formed investment adviser jointly operated by an affiliate of FS Investments and by KKR Credit, the Advisor has no prior experience acting as an investment adviser to a BDC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs that do not apply to other investment vehicles. While KKR Credit and affiliates of FS Investments have individually acted as investment advisers to BDCs previously, the Advisor’s lack of experience in managing a portfolio of assets under the constraints of the 1940 Act and the Code may hinder the Advisor’s ability to take advantage of attractive investment opportunities and, as a result, may adversely affect our ability to achieve our investment objectives. FS Investments’ and KKR Credit’s individual track records and achievements are not necessarily indicative of the future results they will achieve as a joint investment adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which FS Investments and KKR Credit have been affiliated, and we caution that our investment returns could be lower than the returns achieved by such other companies.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

If the Advisor fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which it relies to provide us with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Advisor has relationships generally are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. Furthermore, the potentially changing regulatory landscape as a result of the presidential administration may increase the number of middle-market investors. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Moreover, we have significant investment flexibility within our investment strategies. Therefore, we may invest our assets in ways with which investors may not agree. We also cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay stockholders distributions and cause them to lose all or part of their investment.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and our business partners are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make and the deductibility of interest expense by our portfolio companies, potentially with retroactive effect. In particular, over the last several years there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. New or repealed legislation, interpretations, rulings or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Advisor to other types of investments in which the Advisor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.

The impact on us of recent financial reform legislation, including the Dodd-Frank Act, is uncertain.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on financial institutions. Many of the requirements called for in the Dodd-Frank Act are expected to be implemented over time, most of which will likely be subject to implementing regulations over the course of several years. However, the presidential administration has announced its intention to repeal, amend or replace certain portions of Dodd-Frank and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

The SBCA Act allows us to incur additional leverage.

On March 23, 2018, the Small Business Credit Availability Act, or the SBCA Act, became law. The SBCA Act, among other things, amends Section 61(a) of the 1940 Act to add a new Section 61(a)(2) which reduces the asset coverage requirements for senior securities applicable to BDCs from 200% to 150% provided that certain disclosure and approval requirements are met. Before the reduced asset coverage requirements under Section 61(a)(2) are effective with respect to the Company, the application of that section of the 1940 Act must be approved by either (1) a “required majority,” as defined in the Section 57(o) of the 1940 Act, of our board of directors or (2) a majority of votes cast at a special or annual meeting of our stockholders.

Future legislation or rules could modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act.

Future legislation or rules may modify how we treat derivatives and other financial arrangements for purposes of our compliance with the leverage limitations of the 1940 Act. For example, the SEC proposed a new rule in December 2015 that is designed to enhance the regulation of the use of derivatives by registered investments companies and BDCs. While the adoption of the December 2015 rule is currently uncertain, the proposed rule, if adopted, or any future legislation or rules, may modify how leverage is calculated under the 1940 Act and, therefore, may increase or decrease the amount of leverage currently available to us under the 1940 Act, which may be materially adverse to us and our stockholders.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NYSE. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. In particular, our management is required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Section 404 of the Sarbanes-Oxley Act also generally requires an attestation from our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

We incur significant expenses in connection with our compliance with the Sarbanes-Oxley Act and other regulations applicable to public companies, which may negatively impact our financial performance and our ability to make distributions. Compliance with such regulations also requires a significant amount of our management’s time and attention. For example, we cannot be certain as to the timing of the completion of our Sarbanes-Oxley mandated evaluations, testings and remediation actions, if any, or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting are or will be deemed effective in the future. In the event that we are unable to maintain an effective system of internal control and maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of fee income and the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If we, our affiliates and our and their respective third-party service providers are unable to maintain the availability of electronic data systems and safeguard the security of data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation or otherwise adversely affect our business.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We, our affiliates and our and their respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our, our affiliates and our and their respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our affiliates and our and their respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Our business and operations could be negatively affected if we become subject to stockholder activism, which could cause us to incur significant expense, hinder the execution of our investment strategy or impact our stock price.

Stockholder activism, which could take many forms, including making public demands that we consider certain strategic alternatives for the Company, engaging in public campaigns to attempt to influence our corporate governance and/or our management, and commencing proxy contests to attempt to elect the activists’ representatives or others to our board of directors, or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such stockholder activism could give rise to perceived uncertainties as to our future and adversely affect our relationships with service providers and our portfolio companies. Also, we may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Risks Related to the Advisor and Its Affiliates

The Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and the Advisor, which could result in actions that are not in the best interests of our stockholders.

The Advisor and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Advisor an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the average weekly value of our gross assets. Because the incentive fee is based on the performance of our portfolio, the Advisor may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Advisor to use leverage to increase the return on our investments. In addition, because the base management fee is based upon the average weekly value of our gross assets, which includes any borrowings for investment purposes, the Advisor may be incentivized to recommend the use of leverage or the issuance of additional equity to make additional investments and increase the average weekly value of our gross assets. Under certain circumstances, the use of leverage may increase the likelihood of default, which could disfavor holders of our common stock. Our compensation arrangements could therefore result in our making riskier or more speculative investments, or relying more on leverage to make investments, than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns.

We may be obligated to pay the Advisor incentive compensation on income that we have not received.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received. See “Investment Advisory Agreement.”

For U.S. federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations the Advisor’s senior management and investment teams have to our affiliates and to other clients.

The members of the senior management and investment teams of the Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the same personnel. For example, the Advisor is the investment adviser to the Other Advised Entities, and the officers, managers and other personnel of the Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Advisor to manage our day-to-day activities and to implement our investment strategy. The Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with FS Investments or KKR Credit. The Advisor and its employees will devote only as much of its or their time to our business as the Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

The time and resources that individuals employed by the Advisor devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Advisor are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither the Advisor, nor individuals employed by the Advisor, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

The Advisor’s liability is limited under each of the investment advisory agreement and the administration agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Pursuant to each of the investment advisory agreement and the administration agreement, the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor will not be liable to us for their acts under the investment advisory agreement or the administration agreement, as applicable, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of the Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under the investment advisory agreement or the administration agreement, as applicable. These protections may lead the Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Investment Advisory Agreement” and “Administrative Services.”

Risks Related to Business Development Companies

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are uncertain of our sources for funding our future capital needs and if we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected.

Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. We may also need to access the capital markets to refinance existing debt obligations to the extent maturing obligations are not repaid with cash flows from operations. In order to maintain RIC tax treatment, we must distribute distributions to our stockholders each tax year on a timely basis generally of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, and the amounts of such distributions will therefore not be available to fund investment originations or to repay maturing debt. In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. In the event that we develop a need for additional capital in the future for investments or for any other reason, and we cannot obtain debt or equity financing on acceptable terms, or at all, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would subject us to substantially more regulatory restrictions and significantly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of our need to satisfy the annual distribution requirement in order to maintain RIC tax treatment under Subchapter M of the Code, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock, borrowing money from banks or other financial institutions, or issuing debt securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue certain other types of securities is also limited. Under the 1940 Act, we are also generally prohibited from issuing or selling our common stock at a price per share, after deducting underwriting commissions, that is below our net asset value per share, without first obtaining approval for such issuance from our stockholders and our independent directors. Compliance with these limitations on our ability to raise capital may unfavorably limit our investment opportunities. These limitations may also reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend.

In addition, because we incur indebtedness for investment purposes, if the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and, as a result, could cause us to be subject to corporate-level tax on our income and capital gains, regardless of the amount of distributions paid. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by the exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their respective affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a fund managed by the Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, second lien secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans, Second Lien Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien secured debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien secured debt is paid. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations. In addition, investing in securities of companies in emerging markets involves many risks, including potential inflationary economic environments, regulation by foreign governments, different accounting standards, political uncertainties and economic, social, political, financial, tax and security conditions in the applicable emerging market, any of which could negatively affect the value of companies in emerging markets or investments in their securities.

Below Investment Grade Risk. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet the obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors and members of the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Declines in market values or fair market values of our investments could result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

Under the 1940 Act, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. While most of our investments are not publicly-traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our financial statements for the applicable period as unrealized depreciation, which could result in a significant reduction to our net asset value for a given period.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. There is not a public market for the securities of the privately-held companies in which we invest. Most of our investments are not publicly-traded or actively traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on our investment objectives, our rate of return on invested capital and our ability to service our debt and make distributions to our stockholders. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Our investment portfolio primarily consists of senior secured debt with maturities typically ranging from three to seven years. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of our investments, even if unrealized, must be reflected in our financial statements for the applicable period and may therefore have a material adverse effect on our results of operations for that period.

Because we incur indebtedness to make investments, our net investment income is dependent, in part, upon the difference between the rate at which we borrow funds or pay interest on outstanding debt securities and the rate at which we invest these funds. An increase in interest rates would make it more expensive to use debt to finance our investments or to refinance our current financing arrangements. In addition, certain of our financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on our current investments could also adversely impact our net investment income.

We have and may continue to structure the majority of our debt investments with floating interest rates to position our portfolio for rate increases. However, there can be no assurance that this will successfully mitigate our exposure to interest rate risk. For example, in the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of the London Interbank Offered Rate, or LIBOR, by the end of 2021. Because the statements made by the head of the United Kingdom Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. However, these activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portion of our portfolio. We also have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided. Adverse developments resulting from hedging transactions could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate in the investment advisory agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

We may not realize gains from our equity investments.

Certain investments that we may make may include equity related securities, such as rights and warrants that may be converted into or exchanged for common stock or the cash value of the common stock. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We may also be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

Our investments are primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves often may be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, in a restructuring, we may receive substantially different securities than our original investment in a portfolio company, including securities in a different part of the capital structure. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisor to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. See “Investment Objectives and Strategy—Characteristics of and Risks Related to Investments in Private Companies.”

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price or at all, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind, or PIK, instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

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The higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

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Original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

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An election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our gross assets and, as such, increases the Advisor’s future base management fees which, thus, increases the Advisor’s future income incentive fees at a compounding rate;

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Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	The deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

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For accounting purposes, cash distributions to investors representing original issue discount income are not derived from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•	Recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes;

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The required recognition of PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to stockholders in order to maintain our ability to be subject to tax as a RIC; and

•	Original issue discount may create a risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into total return swaps, credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the reference security or other asset. Because these transactions are not an acquisition of the reference security or other asset itself, the investor has no right directly to enforce compliance with the terms of the reference security or other asset and has no voting or other consensual rights of ownership with respect to the reference security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the reference security or other asset.

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the reference security or other assets underlying the total return swap during a specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the total return swap and the debt obligations underlying the total return swap. In addition, we may incur certain costs in connection with a total return swap that could in the aggregate be significant.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection. Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Risks Related to Debt Financing

We currently incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our common stock and may increase the risk of investing in our common stock.

The use of borrowings and other types of financing, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our common stock. When we use leverage to partially finance our investments, through borrowing from banks and other lenders or issuing debt securities, we, and therefore our stockholders, will experience increased risks of investing in our common stock. Any lenders and debt holders would have fixed dollar claims on our assets that are senior to the claims of our stockholders. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on our indebtedness would cause our net investment income to increase more than it would without leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distributions to stockholders. Leverage is generally considered a speculative investment technique.

In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of base management fees payable to the Advisor. See “Risks Related to the Advisor and Its Affiliates—The Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest as a result of compensation arrangements between us and the Advisor which could result in actions that are not in the best interests of our stockholders.”

Illustration. The following table illustrates the effect of leverage on returns from an investment in shares of our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.1 billion in total assets, (ii) a weighted average cost of funds of 4.31%, (iii) $2.0 billion in debt outstanding (i.e., assumes that the full $2.0 billion available to us as of March 31, 2018 under our financing arrangements as of such date is outstanding) and (iv) $2.3 billion in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to stockholders	(21.83)%	(12.82)%	(3.80)%	5.22%	14.24%

Similarly, assuming (i) $4.1 billion in total assets, (ii) a weighted average cost of funds of 4.31% and (iii) $2.0 billion in debt outstanding (i.e., assuming that the full $2.0 billion available to us as of March 31, 2018 under the financing arrangements as of such date is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 2.11% in order to cover the annual interest payments on our outstanding debt.

The agreements governing our debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, various covenants which, if not complied with, could have a material adverse effect on our ability to meet our investment obligations and to pay distributions to our stockholders.

The agreements governing certain of our debt financing arrangements contain, and agreements governing future debt financing arrangements may contain, certain financial and operational covenants. These covenants require us and our subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. Compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolios may increase in the future and could result in non-compliance with certain covenants, or our taking actions which could disrupt our business and impact our ability to meet our investment objectives.

There can be no assurance that we and our subsidiaries will continue to comply with the covenants under our financing arrangements. Failure to comply with these covenants could result in a default which, if we and our subsidiaries were unable to obtain a waiver, consent or amendment from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby force us to liquidate investments at a disadvantageous time and/or at a price which could result in losses, or allow our lenders to sell assets pledged as collateral under our financing arrangements in order to satisfy amounts due thereunder. These occurrences could have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of our debt financings.

Risks Related to an Investment in Our Common Stock

There is a risk that investors in our common stock may not receive distributions.

We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. Furthermore, we are permitted to issue senior securities, including multiple classes of debt and one class of stock senior to our shares of common stock. If any such senior securities are outstanding, we are prohibited from paying distributions to holders of shares of our common stock unless we meet the applicable asset coverage ratios at the time of distribution. As a result, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares of common stock.

The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a tax year may not finally be determined until after the end of that tax year. We may make distributions during a tax year that exceed our investment company taxable income and net capital gains for that tax year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell such shares.

Our shares of common stock may trade at a discount to net asset value, and such discount may be significant.

Shares of closed-end investment companies, including BDCs, may trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock is trading at a price below its net asset value per share, we will generally not be able to issue additional shares of our common stock at their market price without first obtaining approval for such issuance from our stockholders and our independent directors. In past years, we obtained the approval of our stockholders to issue shares of common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on July 27, 2018. We may again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share for a twelve-month period following stockholder approval. However, we may not obtain the necessary approvals to sell shares of common stock below net asset value after July 27, 2018. In addition, we will not sell shares of our common stock at a price below the then-current net asset value per share pursuant to stockholder approval under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement of which this prospectus forms a part, if such offering will result in greater than 15% dilution in the aggregate to existing stockholder net asset value. For additional information regarding this limitation, see “Sales of Common Stock Below Net Asset Value.”

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of a securities offering and borrowings, and we have not established limits on the amount of funds we may use from such proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 450,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of the Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Stockholders may experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

Stockholders who do not participate in our distribution reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof is prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not “interested persons” as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter: (a) classifying our board of directors into three classes serving staggered three-year terms, (b) providing that a director may be removed only for cause and only by vote of at least two-thirds of the votes entitled to be cast, and (c) authorizing our board of directors to (i) classify or reclassify shares of our stock into one or more classes or series, (ii) cause the issuance of additional shares of our stock, and (iii) amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in the best interest of our stockholders.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of our portfolio of investments; (v) changes in accounting guidelines governing valuation of our investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of our investment adviser or certain of its key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of publicly-traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of our BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Advisor’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the economy;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If the market price of our common stock fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We also cannot assure you that the issuance of preferred stock, debt securities or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock, and any such issuance could materially dilute our stockholders’ interest in our common stock and reduce our net asset value per share.

In past years, we obtained the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value of our common stock, subject to certain conditions, during the twelve-month periods beginning on the dates of such approvals. The current authorization expires on July 27, 2018. We may again seek the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock in one or more offerings for a twelve-month period following stockholder approval. If such approval is obtained, it may allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance nor can we predict the resulting reduction in our net asset value per share, however, such effects may be material. We undertake to describe the material risks and dilutive effects of any offering that we make at a price below our then-current net asset value in the future in a prospectus supplement issued in connection with any such offering.

Risks Related to U.S. Federal Income Tax

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy the RIC annual distribution requirements.

Besides maintaining our election to be treated as a BDC under the 1940 Act, in order for us to qualify as a RIC under Subchapter M of the Code, we must meet the following income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

•	The 90% income test will be satisfied if we earn at least 90% of our gross income for each tax year from dividends, interest, gains from the sale of securities or similar sources.

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The diversification tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

In any tax year in which we qualify as a RIC, in order for us to be able to be subject to tax as a RIC, we are required to meet an annual distribution requirement. The annual distribution requirement for RIC tax treatment will be satisfied if we distribute to our stockholders, for each tax year, dividends of an amount generally at least equal to the sum of 90% of our investment company taxable income, which is generally the sum of our ordinary net income and realized net short-term capital gains in excess of realized net long-term capital losses, without regard to any deduction for dividends paid. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We must satisfy these tests on an ongoing basis in order to maintain RIC tax treatment, and may be required to make distributions to stockholders at times when it would be more advantageous to invest cash in our existing or other investments, or when we do not have funds readily available for distribution. Compliance with the RIC tax requirements may hinder our ability to operate solely on the basis of maximizing profits and the value of our stockholders’ investments. Also, the rules applicable to our qualification as a RIC are complex, with many areas of uncertainty. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure may have a material adverse effect on us and on any investment in us. The Code provides certain forms of relief from RIC disqualification due to failures of the 90% income test or any of the diversification tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail either the 90% income test or any of the diversification tests.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, our investments may include debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants). To the extent original issue discount or PIK interest constitutes a portion of our income, we must include in taxable income each tax year a portion of the original issue discount or PIK interest that accrues over the life of the instrument, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that we amortize market discount currently. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon disposition, as not making the election would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Furthermore, we may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash and, under recently proposed U.S. federal income tax regulations, all or a portion of such taxable income and gains may not be considered qualifying income for purposes of the 90% income test.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a RIC.”

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the tax year. If we do not qualify as a publicly offered regulated investment company for any tax year, a noncorporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including management fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, are not deductible for alternative minimum tax purposes and are subject to the overall limitation on itemized deductions imposed by the Code. Although we believe that we are currently considered a publicly offered regulated investment company, as defined in the Code, there can be no assurance, however, that we will be considered a publicly offered regulated investment company in the future.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a holder that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable would require us to accrue income earlier than under prior law, although the precise application of this rule is un-clear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market and our and our portfolio companies’ use of leverage. For individual taxpayers, the legislation reduces the maximum individual income tax rate and eliminates the deductibility of miscellaneous itemized deductions for taxable years 2018 through 2025. The impact of this new legislation is uncertain.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Advisor, FS Investments, KKR Credit or any of their respective affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation on us and the portfolio companies in which we may invest and our and their tax position; and

•	the tax status of the enterprises in which we may invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including those factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which shares of our common stock may trade on the NYSE.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of such offering. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate.

As of March 31, 2018, we had $260.4 million in borrowings available under our financing arrangements, subject to borrowing base and other limitations. Below is a summary of our outstanding financing arrangements as of March 31, 2018 (dollar amounts in the table below and the related notes are presented in thousands):

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$102,000		$48,000	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	$115,108	(2)	$212,392	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	$425,000		$—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$405,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.23 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.78 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” for more information regarding our financing arrangements.

Pending such use, we intend to invest the net proceeds of any offering primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election for taxation as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. No portion of the distributions paid during the tax years ended December 31, 2017, 2016 or 2015 represented a return of capital.

We intend to continue to make our regular distributions in the form of cash, out of assets legally available for distribution, except for those stockholders who receive their distributions in the form of shares of our common stock under our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder.

We have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to maintain RIC tax treatment, we must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of our investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of a tax year or the due date of the tax return for such tax year, including extensions, distributions paid up to twelve months after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions treated as dividends for U.S. federal income tax purposes to our stockholders to qualify for and maintain our RIC tax status each tax year. We are also subject to a 4% nondeductible federal excise taxes on certain undistributed income unless we make distributions in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we incurred no U.S. federal income tax. Any distribution treated as dividends for U.S. federal income tax purposes that is declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

The following table reflects the cash distributions per share that we have declared on our common stock during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015 (dollar amounts in the table below are presented in thousands, except per share data):

	Distribution
For the Year Ended December 31,	Per Share	Amount
2015	$0.89100	$215,606
2016	0.89100	216,933
2017	0.85825	210,549
2018 (through March 31)	0.19000	46,683

On May 2, 2018, our board of directors declared a regular quarterly cash distribution of $0.19 per share, which will be paid on or about July 3, 2018 to stockholders of record as of the close of business on June 20, 2018. Subject to market conditions, our board of directors currently intends to make a special distribution in the fourth quarter of 2018 that equates to the cumulative amount, if any, of net investment income earned during the twelve months following October 1, 2017 that is in excess of $0.76 per share. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

Pursuant to our distribution reinvestment plan, we will reinvest all cash dividends or distributions declared by our board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if our board of directors declares a distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their distributions automatically reinvested in additional shares of our common stock.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of registered stockholders to have their cash distributions reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

With respect to each distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless in our sole discretion, we otherwise direct the plan administrator, (A) if the per share market price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the distribution, then we will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in our sole discretion, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the three months ended March 31, 2018 and 2017 and the years ended December 31, 2017, 2016 and 2015 (dollar amounts in the table below are presented in thousands, except per share data):

	Three Months Ended March 31, (Unaudited)				Year Ended December 31,
	2018		2017		2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	46,683	100%	54,485	100%	210,549	100%	216,933	100%	181,509	84%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	34,097	16%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—

Total	$46,683	100%	$54,485	100%	$210,549	100%	$216,933	100%	$215,606	100%

(1)	During the three months ended March 31, 2018 and 2017, 85.4% and 90.6%, respectively, of our gross investment income was attributable to cash income earned, 1.4% and 1.4%, respectively, was attributable to non-cash accretion of discount and 13.2% and 8.0%, respectively, was attributable to PIK interest. During the years ended December 31, 2017, 2016 and 2015, 89.0%, 90.4% and 92.7%, respectively, of our gross investment income was attributable to cash income earned, 1.2%, 1.8% and 2.3%, respectively, was attributable to non-cash accretion of discount and 9.8%, 7.8% and 5.0%, respectively, was attributable to PIK interest.

See Note 5 to our audited and unaudited consolidated financial statements included herein for additional information regarding our distributions, including a reconciliation of our GAAP-basis net investment income to our tax-basis net investment income for the three months ended March 31, 2018 and 2017 and the years ended December 31, 2017, 2016 and 2015.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. On April 16, 2014, shares of our common stock began trading on the NYSE under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity.

Our investment activities are managed by the Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay the Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance.

Our investment activities were managed by FB Income Advisor, LLC, or FB Advisor, until April 9, 2018 and thereafter have been managed by the Advisor. FB Advisor previously engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, to act as our investment sub-adviser. GDFM resigned as our investment sub-adviser and terminated the investment sub-advisory agreement between GDFM and FB Advisor, dated April 3, 2008, or the investment sub-advisory agreement, on April 9, 2018.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to directly source investment opportunities. Such investments are originated or structured for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not generally make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders (i.e. opportunities that are originated and then syndicated by a commercial or investment bank but where we provide a capital commitment significantly above the average syndicate participant) and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in anchor orders. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of our investment adviser.

In addition, we opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade

(rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating and other expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost, including the respective realized gain or loss on foreign currency for those foreign denominated investment transactions. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio, including the respective unrealized gain or loss on foreign currency for those foreign denominated investments. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we generate revenues in the form of non-recurring commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of management and incentive fees and other expenses under the investment advisory agreement and the administration agreement, interest expense from financing facilities and other indebtedness, and other expenses necessary for our operations. The management and incentive fees compensate the Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

The Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. The Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, the Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. We reimburse the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities under the administration agreement. The Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our securities, subject to limitations included in the investment advisory agreement;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for us or the Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, government and regulatory affairs activities, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for our investments; and

•

all other expenses incurred by the Advisor or us in connection with administering our business, including expenses incurred by the Advisor in performing administrative services for us and administrative personnel paid by the Advisor, to the extent they are not controlling persons of the Advisor or any of its affiliates, subject to the limitations included in the investment advisory agreement and the administration agreement.

In addition, we have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Portfolio Investment Activity for the Three Months Ended March 31, 2018 and for the Year Ended December 31, 2017

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three months ended March 31, 2018 and year ended December 31, 2017:

Net Investment Activity	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
Purchases	$115,990	$1,284,317
Sales and Repayments	(215,945)	(1,134,998)

Net Portfolio Activity	$(99,955)	$149,319

	For the Three Months Ended March 31, 2018		For the Year Ended December 31, 2017
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$98,395	85%	$954,681	74%
Senior Secured Loans—Second Lien	4,167	4%	77,269	6%
Senior Secured Bonds	6,426	6%	86,049	7%
Subordinated Debt	4,059	3%	118,937	9%
Collateralized Securities	235	0%	409	0%
Equity/Other	2,708	2%	46,972	4%

Total	$115,990	100%	$1,284,317	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2018 and December 31, 2017:

	March 31, 2018 (Unaudited)			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,470,709	$2,478,573	65%	$2,501,103	$2,520,994	64%
Senior Secured Loans—Second Lien	169,901	149,364	4%	222,232	197,588	5%
Senior Secured Bonds	159,091	163,165	4%	157,699	161,650	4%
Subordinated Debt	506,978	491,946	13%	500,626	489,761	13%
Collateralized Securities	46,815	52,579	1%	47,471	54,319	1%
Equity/Other	373,870	468,387	13%	387,715	501,922	13%

Total	$3,727,364	$3,804,014	100%	$3,816,846	$3,926,234	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The following table presents certain selected information regarding the composition of our investment portfolio as of March 31, 2018 and December 31, 2017:

	March 31, 2018	December 31, 2017
Number of Portfolio Companies	94	100
% Variable Rate (based on fair value)	69.2%	69.4%
% Fixed Rate (based on fair value)	18.4%	17.8%
% Income Producing Equity/Other Investments (based on fair value)	2.3%	2.3%
% Non-Income Producing Equity/Other Investments (based on fair value)	10.1%	10.5%
Average Annual EBITDA of Portfolio Companies	$82,400	$85,700
Weighted Average Purchase Price of Debt Investments (as a % of par)	99.6%	99.5%
% of Investments on Non-Accrual (based on fair value)	0.0%	0.2%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.0%	9.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.9%	10.5%

For the three months ended March 31, 2018, our total return based on net asset value was 0.54% and our total return based on market value was 1.13%. For the year ended December 31, 2017, our total return based on net asset value was 7.97% and our total return based on market value was (21.39)%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See footnotes 6 and 7 to the table included in Note 10 to our unaudited consolidated financial statements and to the table included in Note 11 to our audited consolidated financial statements included herein for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

Direct Originations

The following tables present certain selected information regarding our direct originations for the three months ended March 31, 2018 and year ended December 31, 2017:

New Direct Originations	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
Total Commitments (including unfunded commitments)	$79,590	$1,045,807
Exited Investments (including partial paydowns)	(186,236)	(869,061)

Net Direct Originations	$(106,646)	$176,746

	For the Three Months Ended March 31, 2018		For the Year Ended December 31, 2017
New Direct Originations by Asset Class (including unfunded commitments)	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$71,882	90%	$872,624	83%
Senior Secured Loans—Second Lien	4,167	5%	23,113	2%
Senior Secured Bonds	—	—	32,259	3%
Subordinated Debt	833	1%	92,000	9%
Collateralized Securities	—	—	—	—
Equity/Other	2,708	4%	25,811	3%

Total	$79,590	100%	$1,045,807	100%

	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017
Average New Direct Origination Commitment Amount	$13,265	$24,900
Weighted Average Maturity for New Direct Originations	9/15/23	4/12/23
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period	10.9%	9.5%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations Funded during Period—Excluding Non-Income Producing Assets	10.9%	9.7%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Direct Originations Exited during Period	10.6%	9.7%

The following table presents certain selected information regarding our direct originations as of March 31, 2018 and December 31, 2017:

Characteristics of All Direct Originations held in Portfolio	March 31, 2018	December 31, 2017
Number of Portfolio Companies	72	75
Average Annual EBITDA of Portfolio Companies	$70,200	$68,600
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	5.1x	4.9x
% of Investments on Non-Accrual	0.0%	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	10.0%	9.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.9%	10.4%

Portfolio Composition by Strategy

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of March 31, 2018 and December 31, 2017:

	March 31, 2018		December 31, 2017
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$3,495,945	92%	$3,606,608	92%
Opportunistic	292,321	8%	295,501	7%
Broadly Syndicated/Other	15,748	0%	24,125	1%

Total	$3,804,014	100%	$3,926,234	100%

See Note 6 to our consolidated financial statements included herein for additional information regarding the composition of our investment portfolio by industry classification.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, the Advisor uses, and FB Advisor historically used, an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. The Advisor uses, and FB Advisor historically used, an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2018 and December 31, 2017:

	March 31, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$416,496	11%	$418,237	11%
2	2,556,041	67%	3,113,283	79%
3	794,251	21%	370,286	10%
4	18,457	0%	10,157	0%
5	18,769	1%	14,271	0%

Total	$3,804,014	100%	$3,926,234	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2018 and March 31, 2017

Revenues

Our investment income for the three months ended March 31, 2018 and 2017 was as follows:

	Three Months Ended March 31,
	2018		2017
	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$77,817	77%	$78,024	74%
Paid-in-kind interest income	13,393	13%	8,481	8%
Fee income	2,453	3%	19,559	18%
Dividend income	7,355	7%	—	—

Total investment income(1)	$101,018	100%	$106,064	100%

(1)	Such revenues represent $86,232 and $96,078 of cash income earned as well as $14,786 and $9,986 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2018 and 2017, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The decrease in interest income and increase in PIK interest income during the three months ended March 31, 2018 compared to the three months ended March 31, 2017 can be attributed to the prepayment and restructuring of certain higher yielding assets into assets with a higher PIK paying component. The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments.

Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees. The decrease in fee income during the three months ended March 31, 2018 compared to the three months ended March 31, 2017 was primarily due to the decrease of structuring and prepayment activity during the three months ended March 31, 2018 compared to the three months ended March 31, 2017.

The increase in dividend income during the three months ended March 31, 2018 compared to the three months ended March 31, 2017 was primarily due to a one-time dividend paid in respect of one of our investments during the three months ended March 31, 2018.

Expenses

Our operating expenses for the three months ended March 31, 2018 and 2017 were as follows:

	Three Months Ended March 31,
	2018	2017
Management fees	$17,854	$18,367
Subordinated income incentive fees	11,999	13,147
Administrative services expenses	734	734
Accounting and administrative fees	254	265
Interest expense	20,053	19,439
Directors’ fees	496	271
Expenses associated with our independent audit and related fees	111	111
Legal fees	244	118
Printing fees	293	149
Stock transfer agent fees	29	29
Other	955	844

Total operating expenses	$53,022	$53,474
Management fee waiver	(2,551)	—

Total net expenses	$50,471	$53,474

The following table reflects selected expense ratios as a percent of average net assets for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
Ratio of operating expenses to average net assets	2.32%	2.33%
Ratio of management fee waiver to average net assets	(0.11)%	—

Ratio of net operating expenses to average net assets	2.21%	2.33%
Ratio of incentive fees and interest expense to average net assets(1)	1.40%	1.42%

Ratio of net operating expenses, excluding certain expenses, to average net assets	0.81%	0.91%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

Our net investment income totaled $50,547 ($0.21 per share) and $52,590 ($0.22 per share) for the three months ended March 31, 2018 and 2017, respectively. The decrease in net investment income can be attributed primarily to lower fee income during the three months ended March 31, 2018 as discussed above which was partially offset by higher dividend income and the management fee waiver.

Net Realized Gains or Losses

Our net realized gains (losses) on investments and foreign currency for the three months ended March 31, 2018 and 2017 were as follows:

	Three Months Ended March 31,
	2018	2017
Net realized gain (loss) on investments(1)	$(4,343)	$(101,021)
Net realized gain (loss) on foreign currency	61	123

Total net realized gain (loss)	$(4,282)	$(100,898)

(1)	We sold investments and received principal repayments, respectively, of $31,747 and $184,198 during the three months ended March 31, 2018 and $169,253 and $195,055 during the three months ended March 31, 2017.

Net Change in Unrealized Appreciation (Depreciation)

Our net change in unrealized appreciation (depreciation) on investments, secured borrowing and unrealized gain (loss) on foreign currency for the three months ended March 31, 2018 and 2017 were as follows:

	Three Months Ended March 31,
	2018	2017
Net change in unrealized appreciation (depreciation) on investments	$(32,738)	$112,433
Net change in unrealized appreciation (depreciation) on secured borrowing	—	(10)
Net change in unrealized gain (loss) on foreign currency	(602)	(722)

Total net change in unrealized appreciation (depreciation)	$(33,340)	$111,701

During the three months ended March 31, 2018, the net change in unrealized appreciation (depreciation) was driven primarily by lower valuations in a few select investments.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2018, the net increase in net assets resulting from operations was $12,925 ($0.05 per share) compared to a net increase in net assets resulting from operations of $63,393 ($0.26 per share) during the three months ended March 31, 2017.

Comparison of the Years Ended December 31, 2017, 2016 and 2015

Revenues

Our investment income for the years ended December 31, 2017, 2016 and 2015 was as follows:

	Year Ended December 31,
	2017		2016		2015
	Amount	Percentage of Total Income	Amount	Percentage of Total Income	Amount	Percentage of Total Income
Interest income	$334,296	80%	$350,728	83%	$400,288	84%
Paid-in-kind interest income	40,978	10%	32,837	8%	23,529	5%
Fee income	44,016	10%	36,293	8%	44,182	9%
Dividend income	21	0%	2,951	1%	6,798	2%

Total investment income(1)	$419,311	100%	$422,809	100%	$474,797	100%

(1)

Such revenues represent $373,421, $382,147 and $440,121 of cash income earned as well as $45,890, $40,662 and $34,676 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2017, 2016 and 2015, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized.

The level of interest income we receive is generally related to the balance of income-producing investments, multiplied by the weighted average yield of our investments. Fee income is transaction based, and typically consists of amendment and consent fees, prepayment fees, structuring fees and other non-recurring fees. As such, fee income is generally dependent on new direct origination investments and the occurrence of events at existing portfolio companies resulting in such fees.

The decrease in interest income and increase in PIK interest income for the year ended December 31, 2017 compared to the year ended December 31, 2016 can be attributed to the prepayment and restructuring of certain higher yielding assets into assets with a higher PIK paying component. The higher fee income during this same period can be attributed to such increased prepayment and restructuring activity.

The decrease in interest income and fee income in the aggregate during the year ended December 31, 2016 compared to the year ended December 31, 2015 was primarily due to reduced leverage levels, prepayments of certain higher-yielding assets and increased equity holdings as a result of a number of restructurings during the year ended December 31, 2016. The decrease in dividend income was due primarily to a one-time dividend paid in respect of one of our investments during the year ended December 31, 2015.

Expenses

Our operating expenses, together with excise taxes, for the years ended December 31 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
	2017	2016	2015
Management fees	$72,797	$71,280	$75,401
Capital gains incentive fees	—	—	(21,075)
Subordinated income incentive fees	50,297	51,830	61,036
Administrative services expenses	3,051	3,475	4,182
Accounting and administrative fees	1,014	966	1,082
Interest expense	79,145	74,058	75,127
Directors’ fees	1,149	1,139	1,026
Expenses associated with our independent audit and related fees	350	481	486
Compensation of our chief compliance officer(1)	—	—	25
Legal fees	1,134	910	1,826
Printing fees	1,198	1,329	1,079
Stock transfer agent fees	134	179	134
Other(2)	2,599	4,285	3,322

Total operating expenses	$212,868	$209,932	$203,651
Management fee waiver	(2,575)	—	—

Net operating expenses before taxes	210,293	209,932	203,651
Excise taxes	5,259	5,554	6,056

Total net expenses, including excise taxes	$215,552	$215,486	$209,707

(1)	On April 1, 2015, James F. Volk was appointed as our chief compliance officer. Prior to that date, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer. Mr. Volk is employed by FS Investments and will not receive any direct compensation from us in this capacity.

(2)	Other expenses during the year ended December 31, 2016 include $938 of breakage fees associated with the partial paydown of a former debt financing arrangement two of our wholly-owned, special purpose financing subsidiaries had entered into with JPMorgan Chase Bank, N.A., London Branch.

The following table reflects selected expense ratios as a percent of average net assets for the years ended December 31, 2017, 2016 and 2015.

	Year Ended December 31,
	2017	2016	2015
Ratio of operating expenses and excise taxes to average net assets	9.48%	9.69%	8.90%
Ratio of management fee waiver to average net assets	(0.11)%	—	—

Ratio of net operating expenses to average net assets	9.37%	9.69%	8.90%
Ratio of incentive fees, interest expense and excise taxes to average net assets(1)	5.85%	5.91%	5.15%

Ratio of net operating expenses, excluding certain expenses, to average net assets	3.52%	3.78%	3.75%

(1)	Ratio data may be rounded in order to recompute the ending ratio of net operating expenses, excluding certain expenses, to average net assets.

Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in amounts outstanding under our financing arrangements and benchmark interest rates such as LIBOR, among other factors.

Net Investment Income

Our net investment income totaled $203,759 ($0.83 per share), $207,323 ($0.85 per share) and $265,090 ($1.10 per share) for the years ended December 31, 2017, 2016 and 2015, respectively. The decrease in net investment income for the years ended December 31, 2017 and 2016 compared to 2015 can be attributed to the reversal of capital gains incentive fees that reduced expenses during the year ended December 31, 2015, as well as lower income during 2017 and 2016 as discussed above.

Net Realized Gains or Losses

Our net realized gains (losses) on investments, secured borrowing and foreign currency for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
	2017	2016	2015
Net realized gain (loss) on investments(1)	$(142,769)	$(63,561)	$(62,426)
Net realized gain (loss) on secured borrowing	(21)	—	—
Net realized gain (loss) on foreign currency	247	330	(640)

Total net realized gain (loss)	$(142,543)	$(63,231)	$(63,066)

(1)	We sold investments and received principal repayments, respectively, of $350,171 and $784,827 during the year ended December 31, 2017, $547,222 and $1,041,276 during the year ended December 31, 2016 and $607,368 and $1,018,152 during the year ended December 31, 2015.

Net Change in Unrealized Appreciation (Depreciation)

Our net change in unrealized appreciation (depreciation) on investments, secured borrowing and unrealized gain (loss) on foreign currency for the years ended December 31, 2017, 2016 and 2015 were as follows:

	Year Ended December 31,
	2017	2016	2015
Net change in unrealized appreciation (depreciation) on investments	$126,512	$148,691	$(167,165)
Net change in unrealized appreciation (depreciation) on secured borrowing	49	(49)	—
Net change in unrealized gain (loss) on foreign currency	(5,790)	1,557	3,526

Total net change in unrealized appreciation (depreciation)	$120,771	$150,199	$(163,639)

During the year ended December 31, 2017, the net change in unrealized appreciation (depreciation) on our investments was primarily driven by the conversion of unrealized depreciation to realized losses combined with depreciation of certain equity positions. During the year ended December 31, 2016, the net change in unrealized appreciation (depreciation) on our investments was primarily driven by a general tightening of credit spreads and an increase in the valuation of certain of our energy investments and Caesars Entertainment Operating Co., Inc. loans following positive developments in restructuring efforts concerning these loans.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the years ended December 31, 2017, 2016 and 2015, the net increase in net assets resulting from operations was $181,987 ($0.74 per share), $294,291 ($1.21 per share) and $38,385 ($0.16 per share), respectively.

Financial Condition, Liquidity and Capital Resources

Overview

As of March 31, 2018, we had $215,057 in cash and foreign currency, which we or our wholly-owned financing subsidiaries held in custodial accounts, and $260,392 in borrowings available under our financing arrangements, subject to borrowing base and other limitations. As of March 31, 2018, we also had broadly syndicated investments and opportunistic investments that could be sold to create additional liquidity. As of March 31, 2018, we had nineteen unfunded debt investments with aggregate unfunded commitments of $133,294, one unfunded commitment to purchase up to $295 of preferred stock and one unfunded commitment to purchase up to $4 in shares of common stock. We maintain sufficient cash on hand, available borrowings and liquid securities to fund such unfunded commitments should the need arise.

We currently generate cash primarily from cash flows from fees, interest and dividends earned from our investments, as well as principal repayments and proceeds from sales of our investments. To seek to enhance our returns, we also employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act. See “—Financing Arrangements.”

Prior to investing in securities of portfolio companies, we invest the cash received from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments primarily in cash, cash equivalents, including money market funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

Financing Arrangements

The following table presents summary information with respect to our outstanding financing arrangements as of March 31, 2018:

Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$102,000		$48,000	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	$115,108	(2)	$212,392	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	$425,000		$—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	$400,000		$—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	$405,000		$—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	$275,000		$—	May 15, 2022

Total			$1,722,108		$260,392

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.23 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.78 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars.

See Note 8 to our consolidated financial statements included herein for additional information regarding our financing arrangements.

RIC Status and Distributions

See “Distributions” for information regarding our RIC status and distributions.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities are valued at fair value as determined in good faith by our board of directors. In connection with that determination, the Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with the Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	the Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

our valuation committee reviews the preliminary valuations and the Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with the Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

See Note 7 to our consolidated financial statements included herein for additional information regarding the fair value of our financial instruments.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Our policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. We consider many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that we will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on our judgment.

Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we earn such amounts.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. As a result, we are required to adopt the new guidance as of January 1, 2018 and expect to do so using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption.

In connection with our evaluation of the impact of the new revenue recognition guidance on our revenue recognition polices for structuring and other non-recurring upfront fees, we have performed an analysis to identify contracts with customers within the scope of the new revenue recognition guidance and to determine the related performance obligation and transaction price. Under the new revenue recognition guidance, we expect to recognize revenue for in-scope contracts based on the transaction price as the performance obligation is fulfilled. In our analysis, we considered, among other matters, the nature of the performance obligation and constraints on including variable consideration in the transaction price. In addition, we considered the costs incurred to obtain and fulfill in-scope contracts with customers to determine whether such costs would be required to be capitalized.

Based on our analysis, we expect to provide additional revenue recognition disclosures required under the new standard but do not otherwise expect a material effect on our consolidated financial statements.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

We follow the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on our consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015, we did not incur any interest or penalties.

See Note 2 to our consolidated financial statements contained in this prospectus for additional information regarding our significant accounting policies.

Contractual Obligations

We have entered into agreements with the Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory agreement are equal to (a) an annual base management fee based on the average weekly value of our gross assets and (b) an incentive fee based on our performance. The Advisor is reimbursed for administrative expenses incurred on our behalf. See “Investment Advisory Agreement,” “Administrative Services” and “Certain Relationships and Related Party Transactions” for a discussion of these agreements. See “—Compensation of the Advisor” for the amount of fees and expenses accrued under our agreements with FB Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015.

Historically, we received investment advisory services from FB Advisor pursuant to an investment advisory agreement between us and FB Advisor, dated July 17, 2014, or the FB Advisor investment advisory agreement, and administrative services pursuant to an administration agreement between us and FB Advisor, dated April 16, 2014, or the FB Advisor administration agreement. The FB Advisor investment advisory agreement was replaced by the investment advisory agreement effective April 9, 2018. The FB Advisor administration agreement was replaced by the administration agreement effective April 9, 2018. FB Advisor previously engaged GDFM to act as our investment sub-adviser pursuant to the investment sub-advisory agreement. GDFM resigned as our investment sub-adviser and terminated the investment sub-advisory agreement effective April 9, 2018.

A summary of our significant contractual payment obligations for the repayment of outstanding indebtedness at March 31, 2018 is as follows:

	Payments Due By Period
	Maturity Date(1)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Hamilton Street Credit Facility(2)	December 15, 2021	$102,000	—	—	$102,000	—
ING Credit Facility(3)	March 16, 2021	$115,108	—	$115,108	—	—
Locust Street Credit Facility(4)	November 1, 2020	$425,000	—	$425,000	—	—
4.000% Notes due 2019	July 15, 2019	$400,000	—	$400,000	—	—
4.250% Notes due 2020	January 15, 2020	$405,000	—	$405,000	—	—
4.750% Notes due 2022	May 15, 2022	$275,000	—	—	$275,000	—

(1)	Amounts outstanding under the financing arrangements will mature, and all accrued and unpaid interest thereunder will be due and payable, on the maturity date.

(2)	At March 31, 2018, $48,000 remained unused under the Hamilton Street credit facility.

(3)	At March 31, 2018, $212,392 remained unused under the ING credit facility. Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.23 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.78 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars.
(4)	At March 31, 2018, no amounts remained unused under the Locust Street credit facility.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

None.

Compensation of the Advisor

Pursuant to the investment advisory agreement, the Advisor is entitled to an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance.

The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.50% of the average weekly value of our gross assets. The base management fee will be payable quarterly in arrears and will be calculated based on the average weekly value of our gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Advisor will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of our net assets. Thereafter, the Advisor will be entitled to receive 20.0% of our pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the then-current and eleven preceding calendar quarters minus the cumulative per share incentive fees accrued and/or payable for the eleven preceding calendar quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of our pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of our investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, and base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We accrue for the capital gains incentive fee, which, if earned, is paid annually. We accrue the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to the Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

Pursuant to the administration agreement, we also reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor.

Historically, pursuant to the FB Advisor investment advisory agreement, FB Advisor was entitled to an annual base management fee equal to 1.75% of the average value of our gross assets and an incentive fee based on our performance. FB Advisor agreed, effective October 1, 2017, to (a) waive a portion of the base management fee to which it was entitled under the FB Advisor investment advisory agreement so that the fee received equaled 1.50% of the average value of our gross assets and (b) continue to calculate the subordinated incentive fee on income to which it was entitled under the FB Advisor investment advisory agreement as if the base management fee was 1.75% of the average value of our gross assets. The investment sub-advisory agreement provided that GDFM was entitled to receive 50% of all management and incentive fees payable to FB Advisor under the FB Advisor investment advisory agreement with respect to each year. Pursuant to the FB Advisor administration agreement, we reimbursed FB Advisor and GDFM for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FB Advisor.

The following table describes the fees and expenses we accrued under the FB Advisor investment advisory agreement and the FB Advisor administration agreement, as applicable, during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015:

			Three Months Ended March 31, (Unaudited)	Year Ended December 31,
Related Party	Source Agreement	Description	2018	2017	2016	2015
FB Advisor	FB Advisor Investment Advisory Agreement	Base Management Fee(1)	$15,303	$70,222	$71,280	$75,401
FB Advisor	FB Advisor Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	—	—	$(21,075)
FB Advisor	FB Advisor Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$11,999	$50,297	$51,830	$61,036
FB Advisor	FB Advisor Administration Agreement	Administrative Services Expenses(4)	$734	$3,051	$3,475	$4,182

(1)	FB Advisor agreed, effective October 1, 2017, to waive a portion of the base management fee to which it was entitled under the FB Advisor investment advisory agreement so that the fee received equaled 1.50% of the average value of the Company’s gross assets. For the three months ended March 31, 2018 and the year ended December 31, 2017, the amount shown is net of waivers of $2,551 and $2,575, respectively. During the years ended December 31, 2017, 2016 and 2015, $72,794, $71,673, and $76,546, respectively, in base management fees were paid to FB Advisor. As of March 31, 2018, $15,303 in base management fees were payable to FB Advisor.

(2)	During the year ended December 31, 2015, the Company reversed capital gains incentive fees of $21,075 based on the performance of its portfolio. The Company paid FB Advisor no capital gains incentive fees during the year ended December 31, 2017. As of March 31, 2018, no capital gains incentive fees were accrued.

(3)	During the three months ended March 31, 2018 and the year ended December 31, 2017, $12,871 and $50,311, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2018, a subordinated incentive fee on income of $11,999 was payable to FB Advisor.

(4)	During the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015, $568, $2,796, $3,194 and $3,664, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $486, $3,273, $3,905 and $4,646 in administrative services expenses to FB Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015, respectively.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2018, 69.2% of our portfolio investments (based on fair value) paid variable interest rates, 18.4% paid fixed interest rates, 2.3% were income producing equity or other investments, and the remaining 10.1% consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any variable rate investments we hold and to declines in the value of any fixed rate investments we hold. However, many of our variable rate investments provide for an interest rate floor, which may prevent our interest income from increasing until benchmark interest rates increase beyond a threshold amount. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates beyond this threshold would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to the Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the Hamilton Street credit facility, ING credit facility and Locust Street credit facility, we borrow at a floating rate based on a benchmark interest rate. Under the indenture governing the 4.000% notes, the 4.250% notes and the 4.750% notes, we pay interest to the holders of such notes at a fixed rate. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, or financing arrangements in effect, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in the composition of our investment portfolio, including the accrual status of our investments, and our financing arrangements in effect as of March 31, 2018 (dollar amounts are presented in thousands):

Basis Point Change in Interest Rates	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 100 basis points	$(25,063)	$(5,493)	$(19,570)	(6.6)%
No change	—	—	—	—
Up 100 basis points	26,134	5,493	20,641	7.0%
Up 300 basis points	78,448	16,480	61,968	21.0%
Up 500 basis points	130,829	27,467	103,362	35.0%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments.”

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the table below as of March 31, 2018 and December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010 and 2009. The report of RSM US LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2017 appears on page F-64. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
2009	$—	—	—	N/A
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A
2016	$1,702,789	2.35	—	N/A
2017	$1,721,750	2.33	—	N/A
2018 (as of March 31, 2018, unaudited)	$1,722,108	2.31	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented. For purposes of the asset coverage test, we treated the outstanding notional amount of the total return swap, or the TRS, that Arch Street Funding LLC, our former wholly-owned, special-purpose financing subsidiary, had entered into with Citibank N.A., less the initial amount of any cash collateral required to be posted, as a senior security. The TRS was entered into on March 18, 2011 and was terminated on August 29, 2012.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading on a stock exchange.

PRICE RANGE OF COMMON STOCK

Our common stock has been listed on the NYSE under the ticker symbol “FSIC” since April 16, 2014. Prior to such date, there was no public market for our common stock. Our shares of common stock have historically traded at prices both above and below our net asset value per share. It is not possible to predict whether shares of our common stock will trade at, above or below our net asset value in the future. See “Risk Factors—Risks Related to an Investment in Our Common Stock—Our shares of common stock may trade at a discount to net asset value, and such discount may be significant.”

The following table sets forth: (i) the net asset value per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to net asset value during the appropriate period, and (iv) the distribution per share of our common stock during the applicable period.

		Closing Sales Price		Premium (Discount) of High Sales Price to Net Asset Value per Share(2)	Premium (Discount) of Low Sales Price to Net Asset Value per Share(2)	Distributions per Share
For the Three Months Ended (unless otherwise indicated)	Net Asset Value per Share(1)	High	Low
Fiscal 2016
March 31, 2016	$8.82	$9.30	$7.73	5.44%	(12.36)%	$0.22275
June 30, 2016	9.18	9.42	8.61	2.61%	(6.21)%	0.22275
September 30, 2016	9.42	9.94	9.00	5.52%	(4.46)%	0.22275
December 31, 2016	9.41	10.45	9.25	11.05%	(1.70)%	0.22275
Fiscal 2017
March 31, 2017	9.45	10.80	9.55	14.29%	1.06%	0.22275
June 30, 2017	9.30	9.85	8.80	5.91%	(5.38)%	0.22275
September 30, 2017	9.43	9.30	8.05	(1.38)%	(14.63)%	0.22275
December 31, 2017	9.30	8.70	7.35	(6.45)%	(20.97)%	0.19000
Fiscal 2018
March 31, 2018	9.16	7.80	7.05	(14.85)%	(23.04)%	0.19000
June 30, 2018	N/A	7.90	7.25	N/A	N/A	N/A

(1)	Net asset value per share is determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant period. Net asset value per share has not yet been publicly disclosed for the three months ended June 30, 2018.

(2)	Calculated as the respective high or low closing sale price less net asset value, divided by net asset value (in each case, as of the applicable period).

On June 29, 2018, the last reported closing sales price of our common stock on the NYSE was $7.35 per share.

As of June 29, 2018, we had 1,772 record holders of our common stock, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratios of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our audited and unaudited consolidated financial statements, including the notes to those statements, included in this prospectus.

Dollar amounts in thousands	For the Three Months Ended March 31, (Unaudited)	For the Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Earnings(1)
Net investment income (after taxes)	$50,547	$203,759	$207,323	$265,090	$242,008	$244,976
Add: Net realized gain (loss) on investments and foreign currency	(4,282)	(142,543)	(63,231)	(63,066)	30,306	46,903
Add: Net change in unrealized appreciation (depreciation) on investments, foreign currency and secured borrowing	(33,340)	120,771	150,199	(163,639)	(77,533)	(26,039)

Total Earnings	$12,925	$181,987	$294,291	$38,385	$194,781	$265,840

Fixed Charges(2)
Interest and expenses on debt	$20,053	$79,145	$74,058	$75,127	$64,804	$50,763

Ratio of Total Earnings to Fixed Charges	0.64	2.30	3.97	0.51	3.01	5.24
Ratio of Net Investment Income to Fixed Charges	2.52	2.57	2.80	3.53	3.73	4.83

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)	Fixed charges include interest and related expenses on our financing arrangements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock, not exceeding 25% of our then outstanding common stock, below our then-current net asset value per share in one or more public offerings of our common stock. In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors, may also consider a variety of factors, including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	the relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	the potential market impact of being able to raise capital in the current financial market;

•	the nature of any new investors anticipated to acquire shares in the offering;

•	the anticipated rate of return on and quality, type and availability of investments;

•	the leverage available to us, both before and after the offering and other borrowing terms; and

•	the potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors may also consider the fact that a sale of shares of common stock at a discount will benefit the Advisor, as the Advisor will earn additional investment base management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at premium to net asset value per share.

Sales by us of our common stock at a discount to net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not sell shares of our common stock pursuant to stockholder approval (or any rights or warrants to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement where such offering will result in (i) greater than 15% dilution in the aggregate to existing stockholder net asset value, (ii) us receiving an auditor’s going-concern opinion or (iii) a material adverse change making the financial statements materially misleading. The limitation in clause (i) above would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our net asset value per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below net asset value per share by us or who do not buy additional shares in the secondary market at the same or lower price obtained by us in an offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the net asset value per share of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. A decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from presentation below.

The examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (a 100% discount to net asset value per share).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to Net Asset Value per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000
Percentage Held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%	0.80%	(20.00)%
Total Asset Values
Total Net Asset Value Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(20,000)	—
Per Share Amounts
Net Asset Value per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering by us of shares at a price below net asset value per share or who buy additional shares in the secondary market at the same or lower price as obtained by us in an offering (after expenses and any underwriting discounts and commissions) will experience the same types of net asset value per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the shares immediately prior to the offering. The level of net asset value per share dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Our existing stockholders who buy more than such percentage will experience net asset value per share dilution, but will, in contrast to our existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in the future in which such stockholder does not participate, in which case such stockholder will experience net asset value per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of our offering and level of discount to net asset value per share increases.

The following examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share).

The prospectus pursuant to which any offering at a price less than the then-current net asset value per share is made will include a chart for its example based on the actual number of shares in such offering and the actual discount to the most recently determined net asset value per share.

		50% Participation		150% Participation
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47	—	$8.47	—
Net proceeds per share to issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to Net Asset Value per Share
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
Net Asset Value per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total Net Asset Value held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total net asset value per share less total investment)	—	$(2,100)	—	$300	—
Per Share Amounts
Net Asset Value per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(1.93)%	—	0.21%

Impact on New Investors

The following examples illustrate the level of net asset value dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering by us below net asset value per share and whose investment per share is greater than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering by us of shares at a price below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by us. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of net asset value per share dilution or accretion that would be experienced by a new stockholder of Entity XYZ who purchases the same percentage (1.00%) of shares in the three different hypothetical offerings of common stock of different sizes and levels of discount to net asset value per share. The examples assume that Entity XYZ has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to Net Asset Value per Share
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
Net Asset Value per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,000	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total Net Asset Value held by stockholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by stockholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to stockholder A (total net asset value less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
Net asset value per share held by stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by stockholder A	—	$10.05	—	$9.52	—	$8.47	—
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(0.70)%	—	4.10%	—	14.17%

INVESTMENT OBJECTIVES AND STRATEGY

We were incorporated under the general corporation laws of the State of Maryland in December 2007 and formally commenced investment operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As of March 31, 2018, we had total assets of approximately $4.1 billion.

Our investment activities are managed by the Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay the Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•	utilizing the experience and expertise of the management teams of the Advisor;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle-market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•

maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio, such as an event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and CLOs.

The senior secured loans, second lien secured loans and senior secured bonds in which we invest generally have stated terms of three to seven years and subordinated debt investments that we make generally have stated

terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of the Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.

Portfolio Update

During the three months ended March 31, 2018, we made investments in portfolio companies totaling approximately $116 million. During the same period, we sold investments for proceeds of approximately $32 million and received principal repayments of approximately $184 million. As of March 31, 2018, our investment portfolio, with a total fair value of approximately $3.8 billion (65% in first lien senior secured loans, 4% in second lien senior secured loans, 4% in senior secured bonds, 13% in subordinated debt, 1% in collateralized securities and 13% in equity/other), consisted of interests in 94 portfolio companies. The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $82.4 million. As of March 31, 2018, the debt investments in our portfolio were purchased at a weighted average price of 99.6% of par, and our estimated gross portfolio yield (which represents the expected annualized yield to be generated by us on our portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10% based upon the amortized cost of our investments. For the three months ended March 31, 2018, our total return based on net asset value was 0.54% and our total return based on market value was 1.13%.

Our estimated gross portfolio yield may be higher than an investor’s yield on an investment in shares of our common stock. Our estimated gross portfolio yield does not reflect operating expenses that may be incurred by us. In addition, our estimated gross portfolio yield and total return figures disclosed above do not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of our common stock. Our estimated gross portfolio yield and total return based on net asset value do not represent actual investment returns to stockholders. Our estimated gross portfolio yield and total return figures are subject to change and, in the future, may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements. See footnotes 3 and 4 to the table included in “Selected Financial Data” for information regarding the calculation of our total return based on net asset value and total return based on market value, respectively.

Distributions

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions. There can be no assurance that we will be able to pay distributions at a specific rate or at all.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. No portion of the distributions paid during the tax years ended December 31, 2017, 2016 or 2015 represented a return of capital. See “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

See “Distributions” for additional information, including information regarding the cash distributions declared during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015.

About the Advisor

The Advisor is a Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112, registered as an investment adviser with the SEC under the Advisers Act. The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. Our chairman and chief executive officer, Michael C. Forman, serves as the Advisor’s chairman and chief executive officer, and Todd C. Builione, our president, serves as the Advisor’s president. See “Risk Factors—Risks Related to the Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the Advisor also currently manages the Other Advised Entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,983,628
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,773,388
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$374,536
Corporate Capital Trust, Inc.	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$4,277,917
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$184,458

(1)	As of March 31, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet. Dollar amounts are presented in thousands.

The Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by FS Investments, KKR Credit and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Advisor’s management team, will allow the Advisor to successfully execute our investment strategies. See “Management” for biographical information regarding the Advisor’s senior management team.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance, and beginning with the second anniversary of the effective date of the investment advisory agreement will review the investment advisory agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor protection, education and transparency.

FS Investments is headquartered in Philadelphia with offices in New York, NY, Orlando, FL and Washington, D.C. The firm had approximately $24 billion in assets under management as of April 9, 2018.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $45 billion of assets under management as of March 31, 2018 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co.

KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $176 billion in assets under management as of March 31, 2018 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR & Co. aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with its portfolio companies. KKR & Co. invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates often offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt also provides strong defensive characteristics. Because this debt has priority in payment among an issuer’s security holders (i.e., holders are due to receive payment before junior creditors and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before junior creditors, such as most types of unsecured bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s Investors Service, Inc.

Opportunity in Middle Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its 2012 economic census, there were approximately 42,600 middle market companies in the United States with annual revenues between $50 million and $2.5 billion, compared with approximately 1,350 companies with revenues greater than $2.5 billion. These middle market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle market companies have generated a significant number of investment opportunities for us and investment programs managed by our affiliates over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle market companies represented approximately just 1% of overall middle market loan volume in 2017, down from 6% in 2016 and nearly 20% in 2011. However, the continuation of this trend is uncertain as a result of the potentially changing regulatory landscape.

In addition, regulatory uncertainty regarding CLOs may limit financing available to middle market companies. Risk retention and certain limitations placed on some banks’ ability to hold CLO securities may also inhibit future CLO creation and future lending to middle market companies. CLOs represented 62.3% of the institutional investor base for broadly syndicated loans in 2016, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle market borrowers.

We also believe that lending and originating new loans to middle market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle market companies, and thus we believe that attractive investment opportunities are often overlooked. In addition, middle market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of most of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, our directly originated investments generally will not be traded on any secondary market and a trading market for such investments may not develop. These securities may also be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Advisor to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private middle market U.S. companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure or otherwise make opportunistic investments, such as where the market price of loans, bonds or other securities investments reflects a lower value than deemed warranted by our fundamental analysis, which we believe may occur due to general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community and may include event driven investments, anchor orders and CLOs.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

•

Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•

Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

•

Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place, which may include non-cash and performance-based compensation, to align management’s goals with ours.

•

Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. The Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise, which could provide additional protections for our investments.

•

Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Potential Competitive Strengths

We believe that we offer investors the following potential competitive strengths:

Global platform with seasoned investment professionals

We believe that the breadth and depth of the experience of the Advisor’s senior management team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, provides us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

Disciplined, income-oriented investment philosophy

The Advisor employs a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

The Advisor believes that its broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

International Capital Markets Capabilities.

The Advisor leverages the intellectual capital, industry experience and global network of KKR & Co.’s Capital Markets team to support the origination of new private credit investment opportunities. Through KKR &

Co.’s Capital Markets franchise, the Advisor will benefit from expanded sources of deal flow, real-time market intelligence on pricing trends and continuous dialogue with issuers and sponsors to provide holistic financing solutions to current and prospective portfolio companies. In addition, KKR & Co.’s Capital Markets franchise gives us the ability to access and originate larger transactions and enhances the Advisor’s ability to manage risk.

Ability to Create Bespoke Financing Solutions through Principal Finance.

The Advisor believes that there is an expansive and growing opportunity to create customized solutions in underserved and mispriced asset classes across the aircraft, consumer finance, real estate and auto & equipment finance sectors. Through KKR Credit’s Principal Finance strategy, the Advisor will seek to identify investments with strong collateral protection, a low correlation to the broader markets and equity-like upside potential.

Operating and Regulatory Structure

Our investment activities are managed by the Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay the Advisor an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. See “Investment Advisory Agreement” for a description of the fees we pay to the Advisor. From time to time, the Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that the Advisor believes will aid it in achieving our investment objectives.

The Advisor oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities and other administrative services. The Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, the Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. We reimburse the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities under the administration agreement. The Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

We have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance. Prior to April 1, 2015, we had contracted with Vigilant Compliance, LLC to provide the services of Salvatore Faia as our chief compliance officer.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from our target companies as primary market or directly originated investments. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase or otherwise acquire minority interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in our target companies, generally in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds, CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on the Advisor’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 6.0% and 13.0% over a standard benchmark, such as the prime rate or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed rate, or a floating current yield of 8.0% to 15.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Senior Secured Bonds

Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans. Generally, we expect these investments to carry a fixed rate of 8.0% to 16.0%.

Subordinated Debt

In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed rate, or a floating current yield of 8.0% to 18.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right may provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, generally obtained in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 15%.

Non-U.S. Securities

We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies and securities of companies in emerging markets, to the extent permitted by the 1940 Act.

Collateralized Loan Obligations

We may invest in CLOs, which are a form of securitization where payments from multiple loans are pooled together. Investors may purchase one or more tranches of a CLO and each tranche typically reflects a different level of seniority in payment from the CLO.

Other Securities

We may also invest from time to time in derivatives, including total return swaps and credit default swaps. We anticipate that any use of derivatives would primarily be as a substitute for investing in conventional securities. See “Risk Factors—Risks Related to Our Investments—We may from time to time enter into total return swaps, credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments, including money market funds, to make follow-on investments, if necessary, in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from a NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by a NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment. In addition, we may generate revenues in the form of non-recurring commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•

negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We may also enter into interest rate hedging transactions at the sole discretion of the Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by the Advisor have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

The relationships of the Advisor and its affiliates provide us with access to a robust and established pipeline of investment opportunities sourced from a variety of different investment channels, including private equity sponsors, non-sponsored corporates, financial advisors, banks, brokers and family offices. In addition, access to KKR & Co.’s Capital Markets and KKR Credit’s Principal Finance strategies provide us with additional origination opportunities.

Evaluation

Screening. Once a potential investment has been identified, the Advisor screens the opportunity and makes a preliminary determination concerning whether to proceed with a more comprehensive deal-level due diligence review.

Pipeline/Risk Update. Upon review of the full deal pipeline, the Advisor raises key risks and issues to determine whether or not an investment meets our basic investment criteria and offers an acceptable probability of attractive returns with identifiable downside risk. The objective is for the Advisor to identify a suitable and attractive opportunity for a more comprehensive due diligence review based on the facts and circumstances surrounding the investment.

Deal-level Q&A: After an investment has been identified and preliminary due diligence has been completed, screening memos and a credit research analysis is prepared. These reports are reviewed by the Advisor’s investment committee, or the Investment Committee, to discuss key diligence and structuring issues. Following the Advisor’s review, the Investment Committee will complete any incremental due diligence prior to formal Investment Committee approval. Though each transaction may involve a somewhat different approach, the Advisor’s diligence of each opportunity could include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Execution

Following any incremental due diligence, the Investment Committee is presented with a formal recommendation for approval. Once the Investment Committee has determined that the portfolio company is suitable for investment, the Advisor works with the management team of the prospective company to finalize the structure and terms of the investment. We believe that structuring transactions appropriately is a key factor to producing strong investment results. Accordingly, we will actively consider transaction structures and seek to process and negotiate terms that provide the best opportunities for superior risk-adjusted returns.

Post-Investment Monitoring

Portfolio Monitoring. The Advisor monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, the Advisor works closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, the Advisor receives financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. The Advisor uses this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, the Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. The Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Advisor will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2018 and December 31, 2017 (dollar amounts presented in thousands):

	March 31, 2018		December 31, 2017
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$416,496	11%	$418,237	11%
2	2,556,041	67%	3,113,283	79%
3	794,251	21%	370,286	10%
4	18,457	0%	10,157	0%
5	18,769	1%	14,271	0%

Total	$3,804,014	100%	$3,926,234	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of our valuation committee, the Advisor and any other professionals or materials that our board of directors deems worthy and relevant, including independent third-party pricing services and independent third-party valuation services, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, the Advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Advisor, will retain any fees paid for such assistance.

Exit

While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Employees

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of the Advisor or its affiliates, which manages and oversees our investment operations. In the future the Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 201 Rouse Boulevard, Philadelphia, Pennsylvania, 19112. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Neither we nor the Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against the Advisor.

From time to time, we and individuals employed by the Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material adverse effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded are valued at the reported closing price on the valuation date. Securities that are not publicly traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, the Advisor provides our board of directors with portfolio company valuations, which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly fair valuation process begins with the Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	the Advisor’s management team then provides the valuation committee with the preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

our valuation committee reviews the preliminary valuations and the Advisor’s management team, together with our independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that our board of directors approve our fair valuations; and

•

our board of directors discusses the valuations and determines the fair value of each such investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. In making its determination of fair value, our board of directors may use any approved independent third-party pricing or valuation services. However, our board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from the Advisor or any approved independent third-party valuation or pricing service that our board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that the Advisor’s management team, any approved independent third-party valuation services and our board of directors may consider when determining the fair value of our investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its determination of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from independent third-party pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Company has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by the Advisor’s management team in determining the appropriate fair value.

The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Advisor’s management team, any approved independent third-party valuation services and our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as our board of directors, in consultation with the Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. Our board of directors has delegated day-to-day responsibility for implementing our valuation policy to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by our board of directors. The valuation committee is responsible for overseeing the Advisor’s implementation of the valuation process.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services and/or dealers, as applicable, against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where our board of directors otherwise determines that the use of such other methods is appropriate. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. The valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation policy.

Determinations in Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any material change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then-current net asset value and our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in a possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then-current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, excluding underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, which is comprised of independent directors, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors in office.

Board of Directors and Executive Officers

Our board of directors currently consists of nine members, seven of whom are not “interested persons” of us or the Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. We refer to these individuals as our independent directors.

Our directors are divided into three classes, designated Class A, Class B, and Class C. At each annual meeting at which a class of directors term expires, directors of such class are nominated for re-election for a three-year term. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) overseeing our investment valuation process via our valuation committee that operates pursuant to authority assigned to it by our board of directors; (5) meeting, or reviewing reports prepared by the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; (6) reviewing periodically, and at least annually, our fidelity bond, directors and officers, and errors and omissions insurance policies and such other insurance policies as may be appropriate; (7) overseeing our accounting and financial reporting processes, including supervision of our independent registered public accounting firm to ensure that they provide timely analyses of significant financial reporting and internal control issues; and (8) overseeing the services of our chief compliance officer to test our compliance procedures and our service providers.

Mr. Forman, who is not an independent director, serves as chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder, chief executive officer and chairman of our board of directors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. While we currently do not have a policy mandating a lead independent director, our board of directors believes that having an independent director fill the lead director role is appropriate. On August 7, 2013, our board of directors appointed Mr. Hagan as lead independent director. The lead independent director, among other things, works with the chairman of our board of directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors, chairs any meeting of the independent directors in executive session, facilitates communications between other members of our board of directors and the chairman of our board of directors and/or the chief executive officer and otherwise consults with the chairman of our board of directors and/or the chief executive officer on matters relating to corporate governance and director performance. Our board of directors has concluded that this structure is appropriate given our current size and complexity and the extensive regulation to which we are subject as a BDC and as a company listed on the NYSE.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors(1)
Michael C. Forman	57	2007	2019
Todd Builione	43	2018	2018

Independent Directors
Gregory P. Chandler	51	2008	2019
Barry H. Frank	79	2008	2019
Michael J. Hagan	55	2011	2020
Jeffrey K. Harrow	61	2010	2020
Philip E. Hughes, Jr.	69	2015	2018
Pedro A. Ramos	53	2013	2020
Joseph P. Ujobai	56	2015	2020

(1)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Builione and Forman are each an “interested person” because of their affiliation with the Advisor.

Interested Directors

Michael C. Forman is chairman and chief executive officer of FS Investments and has been leading the company since founding it in 2007. He has served as the chairman and chief executive officer of the Advisor since its inception. Mr. Forman also currently serves as chairman, president and/or chief executive officer of certain of the Other Advised Entities and the other funds sponsored by FS Investments. Prior to founding FS Investments, Mr. Forman founded a private equity and real estate investment firm. He started his career as an attorney in the Corporate and Securities Department at the Philadelphia based law firm of Klehr Harrison Harvey Branzburg LLP. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman is a member of a number of civic and charitable boards, including The Franklin Institute, Drexel University and the Philadelphia Center City District Foundation. He is also Chairman of Vetri Community Partnership. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including the Advisor, which serves as our investment adviser. Our board of directors believes Mr. Forman’s experience and his positions as our and the Advisor’s chief executive officer make him a significant asset to us.

Todd C. Builione serves as our president, is a member of the board of directors or board of trustees, as applicable, of certain of the Other Advised Entities and is the president of certain of the Other Advised Entities. Mr. Builione joined KKR in 2013 and is a Member of KKR and President of KKR Credit and Markets. Mr. Builione also serves on KKR’s Investment Management and Distribution Committee and its Risk and Operations Committee. Prior to joining KKR & Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Mr. Builione has extensive experience and familiarity with the markets in which we primarily invest, along with significant knowledge and prior experience in the management of large businesses in the areas we operate in, and portfolio risk management and analytics. Our board of directors believes Mr. Builione’s experience and his positions as our and the Advisor’s president make him a significant asset to us.

Independent Directors

Gregory P. Chandler has been chief financial officer of Emtec, Inc., a global information technology services provider, since May 2009. Mr. Chandler is a member of Emtec Inc.’s board of directors. He also currently serves on the board of trustees of FS Energy and Power Fund and is the chairman of its audit committee and a member of its valuation committee. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds, trustee of the Wilmington Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Barry H. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis LLP, or Schnader, from 2000 through 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson, or Mersirov Gelman, from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987, Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation and business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the board of directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through 2007. He also served on the audit committee of Deb Shops, Inc. from 1989 through October 2007 and was chairman of the audit committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney, including his legal experience related to business and corporate taxation and business planning, as well as his service on the board and audit committee of a NASDAQ exchange-listed company. Mr. Frank provides experience our board of directors has deemed relevant to the duties required to be performed by our directors.

Michael J. Hagan is a co-founder of Hawk Capital Partners, a private equity firm, where he currently serves as managing partner, and has served in such capacity since December 2014. Prior to co-founding Hawk Capital Partners, Mr. Hagan previously served as the President of LifeShield, Inc., or LifeShield, from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2012, presiding in the role of chairman of the board since April 2012. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008, Verticalnet from 1995 to January 2008 and Actua Corporation (formerly known as ICG Group, Inc.) from June 2007 to February 2018. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University. He is also a Certified Public Accountant (inactive).

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, private equity, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Jeffrey K. Harrow has been chairman of Sparks Marketing Group, Inc., or Sparks, since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks, Mr. Harrow serves on the board of directors of FS Investment Corporation III and as the chairman of its valuation committee. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Philip E. Hughes, Jr. serves as vice-chairman of Keystone Industries, an international manufacturing and distribution company, and has done so since November 2011. Mr. Hughes also serves as the president of Sovereign Developers, LP, a real estate development company, and has done so since he founded the company in 1999. In 2011, he formed, and currently operates, Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services, a professional services firm. He has served as president of Fox Park Corporation, which owns a retail shopping center, since 2005. Prior to these positions, Mr. Hughes served as a partner and head of the Philadelphia office of the accounting firm LarsonAllen LLP from 2000 to 2011. Mr. Hughes currently serves as a trustee for certain of the other funds sponsored by FS Investments, and as the chair of their audit committees. He also served as a director of VIST Financial Corporation from 2007 to 2012, when the bank was acquired by Tompkins Financial Corporation, and also served on the loan committee and audit committee, and now serves as a director of VIST Bank, a wholly-owned subsidiary of Tompkins Financial Corporation, as well as on the executive loan committee. Further, Mr. Hughes served as a director of Madison Bank and Leesport Bank from 1989 to 2012, and served as chair of the audit committee and a member of the loan committee of each institution. He also is a member of several nonprofit organizations, including NHS Human Services, a mental health organization, and Inn Dwelling, Inc., an organization that serves the homeless. Mr. Hughes has been a member of the American Institute of Certified Public Accountants since 2000 and of the Pennsylvania Institute of Certified Public Accountants since 1990. Mr. Hughes has been a Certified Public Accountant since 1976, a member of the Bar of the Commonwealth of Pennsylvania since 1976 and a member of the Bar of the United States Tax Court since 1980. He received his bachelor’s degree in accounting from LaSalle University and his J.D. from Villanova University School of Law.

Mr. Hughes has extensive experience concerning financial reporting, accounting and controls, which, combined with his executive leadership roles and membership on various boards and audit committees, has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Pedro A. Ramos has served as the president and chief executive officer of The Philadelphia Foundation (“TPS”) since August 2015, a charitable foundation that builds, manages and distributes philanthropic resources to improve lives in the five-county Philadelphia region. Prior to joining TPS, he was a partner with the law firm of Schnader, Harrison, Segal & Lewis LLP (“Schnader”) where he advised clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009, Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an attorney with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia. Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December 2001, with his last two years as president of that board. Mr. Ramos has served as manager and director of TPF Properties, LLC since October 2017, and as a member of the executive committee and a director of the Greater Philadelphia Chamber of Commerce since October 2017.

Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Joseph P. Ujobai has served as the executive vice president of SEI Investments Company (“SEI”) since May 2003 and also as the chief executive officer and managing director of SEI Investments (Europe) Limited since January 2000. He is responsible for the development of SEI’s worldwide private banks and distribution business. Prior to this, Mr. Ujobai had overall responsibility for the start up of SEI’s business outside of the

United States. From May 1996 to January 1999, he was the Managing Director of SEI Investments, Latin America, based in Buenos Aires, Argentina. Before these international assignments Mr. Ujobai worked in SEI’s Global Wealth Platform, managing large institutional relationships. Mr. Ujobai has also worked as Senior Vice President of Global Distribution for Kidder Peabody Asset Management and as Senior Relationship Manager at the IBM Corporation. Mr. Ujobai currently serves as a trustee for FS Energy Total Return Fund, as a member of its audit committee and as the chair of its nominating and corporate governance committee. Mr. Ujobai holds a B.A. in Business Administration from Drexel University.

Mr. Ujobai’s extensive experience with investment and financial services companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	57	Chief Executive Officer
Todd Builione	43	President
William Goebel	44	Chief Financial Officer and Treasurer
Zachary Klehr	39	Executive Vice President
Daniel Pietrzak	43	Chief Investment Officer
Stephen S. Sypherd	41	General Counsel and Secretary
James F. Volk	55	Chief Compliance Officer

The address for each executive officer is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Executive Officers Who are Not Directors

William Goebel has served as our chief financial officer since March 2011 and our treasurer since April 2018. Mr. Goebel also serves as chief financial officer for certain of the Other Advised Entities and the other funds sponsored by FS Investments. Prior to joining FS Investments, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Goebel serves on the board of directors of Philadelphia Reads (and serves as treasurer and chairs the audit committee of that board).

Daniel Pietrzak has served as our chief investment officer since April 2018. Mr. Pietrzak also currently serves as the chief investment officer of certain of the Other Advised Entities. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for KKR Credit’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Stephen S. Sypherd has served as our secretary since January 2013 and as our general counsel since April 2018. He previously served as our vice president and treasurer. Mr. Sypherd also currently serves as the general counsel, vice president, treasurer and/or secretary of certain of the Other Advised Entities and the other funds sponsored by FS Investments. Mr. Sypherd has also served in various senior officer capacities for FS Investments and its affiliated investment advisers, including as senior vice president from December 2011 to August 2014, general counsel since January 2013 and managing director since August 2014. He is responsible for legal and compliance matters across all entities and investment products of FS Investments. Prior to joining FS Investments, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal. He serves on the board of trustees of the University of the Arts (and on the advancement and governance committees of that board).

James F. Volk has served as our chief compliance officer since April 2015. Mr. Volk also serves as the chief compliance officer of certain of the Other Advised Entities and the other funds sponsored by FS Investments. He is responsible for all compliance and regulatory issues affecting us and the foregoing companies. Before joining FS Investments and its affiliated investment advisers in October 2014, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PwC. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting.

Zachary Klehr has served as our executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of certain of the Other Advised Entities and the other funds sponsored by FS Investments. Mr. Klehr has also served in various senior officer capacities for FS Investments and its affiliated investment advisers. In this role, he focuses on fund administration, portfolio management, fund operations, technology and client relations. Prior to joining FS Investments, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and served on the board of trustees of The Philadelphia School where he was a member of the executive, governance, advancement, finance and investment committees.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The primary function of the audit committee is to oversee the integrity of our accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Frank and Hughes, all of whom are independent.

Mr. Chandler serves as the chairman of the audit committee. Our board of directors has determined that Messrs. Chandler and Hughes are “audit committee financial experts” as defined under rules promulgated by the SEC. The audit committee held six meetings during the fiscal year ended December 31, 2017.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The members of the valuation committee are Messrs. Chandler, Frank, Ramos and Ujobai, all of whom are independent. Mr. Frank serves as chairman of the valuation committee. The valuation committee held four meetings during the fiscal year ended December 31, 2017.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects of nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Harrow, Hagan and Ramos, each of whom are independent. Mr. Harrow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held three meetings during the fiscal year ended December 31, 2017.

Compensation Committee

The compensation committee is responsible for determining, or recommending to our board of directors for determination, the compensation, if any, of our chief executive officer and all of our other executive officers. The compensation committee is also responsible for reviewing on an annual basis our reimbursement to the Advisor of the allocable portion of the cost of our executive officers and their respective staffs made pursuant to the administration agreement. The compensation committee has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The members of the compensation committee are Messrs. Chandler, Frank and Hughes, each of whom are independent. Mr. Chandler serves as chairman of the compensation committee. The compensation committee held one meeting during the fiscal year ended December 31, 2017.

Compensation of Directors

We do not pay compensation to our directors who also serve in an executive officer capacity for us or the Advisor. Our directors who do not also serve in an executive officer capacity for us or the Advisor are entitled to receive annual cash retainer fees, fees for participating in quarterly board and board committee meetings and certain other board and committee meetings and annual fees for serving as committee chairpersons. These directors are Messrs. Chandler, Frank, Hagan, Harrow, Hughes, Ramos and Ujobai.

Amounts payable under the directors fee arrangement are determined and paid quarterly in arrears as follows:

Fee	Amount(1)
Annual Board Retainer	$100,000
Annual Lead Independent Director Retainer	$25,000
Board Meeting Fees	$2,500
Annual Committee Chair Retainers:
Audit Committee	$20,000
Valuation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000
Committee Meeting Fees	$1,000

(1)	We do not pay compensation to directors for their service as compensation committee members.

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person board meeting and each in-person committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each of our directors for service during the fiscal year ended December 31, 2017. Our directors do not receive any retirement benefits from us.

Name of Director	Fees Earned or Paid in Cash	Total Compensation
David J. Adelman(1)	—	—
Todd Builione(2)	—	—
Gregory P. Chandler	$144,000	$144,000
Michael C. Forman	—	—
Barry H. Frank	$141,500	$141,500
Thomas J. Gravina(1)	$115,000	$115,000
Michael J. Hagan	$140,500	$140,500
Jeffrey K. Harrow	$133,000	$133,000
Michael J. Heller(1)	$119,000	$119,000
Philip E. Hughes, Jr.	$120,000	$120,000
Pedro A. Ramos	$122,000	$122,000
Joseph P. Ujobai	$119,000	$119,000

(1)	Messrs. Adelman, Gravina and Heller each resigned, effective as of April 9, 2018.

(2)	Mr. Builione joined the board of directors in 2018 and does not receive fees.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisor or by individuals who were contracted by us or by the Advisor to work on behalf of us, pursuant to the terms of the administration agreement. Each of our executive officers is an employee of the Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by the Advisor. In addition, we will reimburse the Advisor for our allocable portion of expenses incurred by the Advisor in performing its obligations under the administration agreement. For details of the amounts we reimbursed FB Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Compensation of the Advisor.”

The investment advisory agreement and the administration agreement provide that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or the administration agreement, respectively, or otherwise as our investment adviser or administrator, respectively; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the investment advisory agreement or the administration agreement, as applicable.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Advisor and the Investment Committee, which is comprised of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). The Advisor is jointly operated by an affiliate of FS Investments and by KKR Credit. The Investment Committee must unanimously approve each new investment that we make.

The members of the Investment Committee are not employed by us and receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

The management of our investment portfolio is the responsibility of the Investment Committee which is comprised of three appointees of FS Investments (currently Sean Coleman, Brian Gerson and Michael Kelly) and three appointees of KKR Credit (currently Todd Builione, Daniel Pietrzak and Ryan Wilson). A team of dedicated investment professionals consisting of personnel from FS Investments and KKR Credit will provide services to us. Below is biographical information relating to the Investment Committee. For more information regarding the business experience of Messrs. Builione and Pietrzak, see “Management—Board of Directors and Executive Officers.”

Sean Coleman is the chief credit officer of FS Investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Mr. Gerson served as our president from December 2017 to April 2018. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a Bachelor of Arts in Mathematics.

Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

Ryan L.G. Wilson joined KKR in 2006 and is a Director. Prior to joining KKR, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

In addition to managing our investments, the Advisor also currently manages the Other Advised Entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$4,983,628
FS Investment Corporation III	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,773,388
FS Investment Corporation IV	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$374,536
Corporate Capital Trust, Inc.	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$4,277,917
Corporate Capital Trust II	BDC	Primarily invests in senior secured loans and second lien secured loans, and to a lesser extent, subordinated loans of private U.S. companies.	$184,458

(1)	As of March 31, 2018. Gross assets equals total assets set forth on each respective entity’s consolidated balance sheet. Dollar amounts are presented in thousands.

The table below shows the dollar range of shares of common stock beneficially owned as of June 29, 2018 by each member of the Investment Committee of the Advisor, based on the closing price of our common stock as reported on the NYSE as of June 29, 2018:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation(1)
Sean Coleman	$100,001-$500,000
Brian Gerson	$100,001-$500,000
Michael Kelly	$100,001-$500,000
Todd Builione	None
Daniel Pietrzak	None
Ryan Wilson	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2018 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies and information related to portfolio companies we are deemed to “control” or be an “affiliated person” of under the 1940 Act, see our unaudited consolidated schedule of investments as of March 31, 2018, at page F-5. Dollar amounts in the table below and the related notes are presented in thousands.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	35,570

5 Arch Income Fund 2, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	2,476	(1)

A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A6J3	A.P. Plasman (APP), is a leading manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	193,949	(21)

Actian Corp. 2300 Geng Road, Suite 150 Palo Alto, CA 94303	Actian is a leading provider of cloud and on premise data management and integration solutions.	11,429

Advanced Lighting Technologies, Inc. 7905 Cochran Road Suite 300 Glenwillow OH, 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	17,326

AG Group Merger Sub, Inc. 125 South Wacker Drive, 27th Floor Chicago, IL 60606	Addison Group (AG Group) provides hiring and staffing services to businesses and candidates in the United States.	88,944

All Systems Holding LLC 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	48,995

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	2,866

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	884	(2)

Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	992

Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	25	(3)

Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	675

Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	361	(4)

Atlas Aerospace LLC 4425 West May Street Wichita, KS 67209	The Atlas Group (Atlas Aerospace) is a manufacturer of new and replacement structural components and complex assemblies for commercial, business and defense aircraft.	30,476

AVF Parent, LLC 6500 14 Mile Road Warren, MI 48092	Art Van Furniture is a leading furniture retailer in the Midwestern United States.	56,485

Borden Dairy Co. 8750 N. Central Expressway Suite 400 Dallas TX, 75231	Borden Dairy Co. is the third largest milk processor in the United States.	70,000

ConnectiveRx, LLC 200 Jefferson Park Whippany NJ, 7981	PSKW is a leading developer and marketer of co-pay assistance (CPA) programs and tools that help to reduce the cost of prescription drugs for patients.	45,019

CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	5,870	(5)

CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	50,609

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

CSafe Acquisition Co., Inc. 2900 Dryden Road Dayton, OH 45439	CSafe designs, develops and manufactures cold chain management products for the pharmaceutical industry.	21,209	(6)

Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07306	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.	10,636

Dade Paper & Bag, LLC 255 Route 1 & 9 Jersey City, NJ 07307	Imperial Dade is a leading distributor of foodservice disposables and janitorial supplies to a range of end markets in the eastern United States.	83,395

Eastman Kodak Co. 343 State Street Rochester NY, 14650	Eastman Kodak Company provides hardware, software, consumables, and services to customers in various markets worldwide. It operates in seven segments such as: Print Systems, Software and Solutions, Consumer and Film and Eastman Business Park.	10,195

Empire Today, LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	80,975

Greystone Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	1,104

Greystone Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	50,000

Greystone Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	2,898

H.M. Dunn Co., Inc. 3301 House Anderson Road Euless, TX 76040	H.M. Dunn is engaged in the manufacture and distribution of aircraft components, assemblies and kits used by original equipment manufacturers (OEMs) in the defense, commercial and civil sectors of the aerospace and defense industry.	1,071

Hudson Technologies Co. One Blue Hill Plaza Pearl River NY, 10965	Hudson Technologies, Inc. is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.	39,846

Hudson Technologies Co. One Blue Hill Plaza Pearl River NY, 10965	Hudson Technologies, Inc. is a national distributor and provider of refrigerant gas and engineered solutions headquartered in Pearl River, NY.	9,511	(7)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Icynene U.S. Acquisition Corp. 6747 Campobello Road Mississauga ON, L5N2L7 Canada	Icynene Inc. is global manufacturer of branded spray polyurethane foam, serving a diverse set of end markets including new custom and production residential construction, commercial construction, remodeling and specialty applications.	29,925

Imagine Communications Corp. 3001 Dallas Parkway Suite 300 Frisco TX, 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.	70,185

Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	21,481

Industry City TI Lessor, L.P. 220 36th Street #2-A Brooklyn NY, 11232	The Brooklyn Nets are an NBA basketball team owned by Russian billionaire, Mikhail Prokhorov. The Team was moved from New Jersey to Brooklyn, NY in 2012.	30,328

International Aerospace Coatings, Inc. 5251 California Avenue Suite 170 Irvine CA, 92617	Leading Edge provides aircraft painting services and fuel system and mod-center support services for commercial, private, and military aircrafts.	44,450

JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	54,885

JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	2,945	(8)

JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	109,477

JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	20,182	(9)

Kodiak BP, LLC 1745 Shea Center Drive Suite 130 Highlands Ranch, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	10,515

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Kodiak BP, LLC 1745 Shea Center Drive Suite 130 Highlands Ranch, CO 80129	Kodiak Building Partners is a diversified building products distribution platform serving a variety of end markets, geographies, and product categories.	3,030	(10)

Latham Pool Products, Inc. 787 Watervliet Shaker Road Latham, NY 12110	Latham Pool Products manufactures in-ground residential swimming pools and related components in North America.	56,183

LEAS Acquisition Co Ltd. East Ramp Shannon Airport, Co. Clare, Ireland	Leading Edge Aviation Services, Inc. provides aircraft painting services for commercial, private, VVIP, and military aircrafts. It offers fuel system and mod-center support services for commercial and military aircrafts.	35,593

LEAS Acquisition Co Ltd. East Ramp Shannon Airport, Co. Clare, Ireland	Leading Edge Aviation Services, Inc. provides aircraft painting services for commercial, private, VVIP, and military aircrafts. It offers fuel system and mod-center support services for commercial and military aircrafts.	9,180

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	7,221

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	1,131	(11)

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	1,826

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	1,218	(12)

MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield MA, 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.	13,226

Micronics Filtration, LLC 200 West Road Portsmouth NH, 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	62,563

MORSCO, Inc. 100 East 15th Street Suite 200 Fort Worth TX, 76102	MORSCO distributes commercial and residential plumbing, HVAC, and other equipment in the United States.	2,499

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester PA, 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	31

Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester PA, 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	108	(13)

Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester PA, 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	1,056

Nobel Learning Communities, Inc. 1615 West Chester Pike Suite 200 West Chester PA, 19382	Nobel Learning Communities operates a network of nonsectarian private schools that include preschools, elementary schools, middle schools and specialty high schools.	621	(14)

North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	937	(15)

North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	28,832

North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	2,396	(16)

Nova Wildcat Amerock, LLC 116 Exmore Road Mooresville NC, 28117	Nova Wildcat Amerock, together with its subsidiaries, offers an array of branded building and home improvement products such as cabinet, bath, window and door hardware as well as DIY related products.	3,276

PHRC License, LLC 4700 Millenia Boulevard, Suite 400 Orlando, FL 32839	PHRC License provides licensing for the Planet Hollywood Resorts brand.	50,625

Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence OH, 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.	10,511

Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence OH, 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.	11,019

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Polymer Additives, Inc. 7500 East Pleasant Valley Road Independence OH, 44131	Polymer Additives is a North American manufacturer of specialty and commodity chemical additives, including lubricants, stabilizers and polymer modifiers.	16,982

Power Distribution, Inc. 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	29,853

Roadrunner Intermediate Acquisition Co., LLC 6399 South Fiddlers Green Circle, Suite 100 Greenwood Village, CO 80111	Healthcare Staffing Services (Roadrunner) is a leading provider of travel nurse staffing solutions. The company operates through two segments: Fastaff Travel Nursing and U.S. Nursing Corporation.	34,688

Rogue Wave Software, Inc. 1315 West Century Drive, Suite 150 Louisville, CO 80027	Rogue Wave Software is a global provider of cross-platform software development tools and embedded components.	40,687

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	126,107

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	33,282	(17)

Sequel Youth and Family Services, LLC 1131 Eagletree Lane Huntsville AL, 35801	Sequel Youth and Family Services, LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	94,082

Sequel Youth and Family Services, LLC 1131 Eagletree Lane Huntsville AL, 35801	Sequel Youth and Family Services, LLC develops and operates programs for children, adolescents, and adults with behavioral, emotional, and physical challenges.	4,706	(18)

Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	78,636

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	90,278

SSC (Lux) Limited S.Ã r.l. 7 Rue Robert Stumper L-2557 Luxemboourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	45,455

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — First Lien

Staples Canada, ULC 6 Staples Avenue Richmond Hill ON, Canada	Staples Canada Inc. operates a network of retail stores that supply office products, business machines, office furniture, and business services to small and medium sized companies, and home office customers.	17,333

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	4,345

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	1,904

Trace3, LLC 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	38,809

U.S. Xpress Enterprises, Inc. 4080 Jenkins Road Chattanooga, TN 37421	U.S. Xpress provides truckload carrier services in North America.	52,497

USI Senior Holdings, Inc. 445 Minnesota Street, Suite 2500 St. Paul, MN 55101	United Subcontractors (USI) is a leading provider of installation, construction and distribution services to the residential and commercial construction markets.	63,656

VPG Metals Group LLC 9820 Westpoint Drive Suite 300 Indianapolis IN, 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.	112,713

Warren Resources, Inc. 5420 LBJ Freeway, Suite 600 Dallas TX, 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	696

Westbridge Technologies, Inc. 3200 Stuck River Drive Auburn, WA 98092	Westbridge Technologies is a leading global software company focused on the highest priority cyber intelligence needs of governments around the world.	11,880

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	11,766

Senior Secured Loans — Second Lien

American Bath Group, LLC 435 Industrial Road Savannah TN, 38372	American Bath Group manufactures a broad selection of soakers and whirlpools, tubshowers, showers, shower pans and commercial products.	17,596

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — Second Lien

Arena Energy, LP 4200 Research Forest Drive, Suite 500 The Woodlands, TX 77381	Arena Energy is an exploration and production company with conventional offshore assets in the shallow water Gulf of Mexico shelf.	8,364

Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	17,749

Chisholm Oil and Gas Operating, LLC 6100 South Yale Avenue, Suite 1700 Tulsa, OK 74136	Chisholm Oil and Gas is a private exploration and production operator.	16,000

Gruden Acquisition, Inc. 4041 Park Oaks Boulevard, Suite 200 Tampa, FL 33610	Quality Distribution (Gruden Acquisition) is a global provider of bulk transportation and logistics services.	14,486

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	37,349

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	22,083

LTI Holdings, Inc. 5960 Inglewood Drive, Suite 115 Pleasanton, CA 94588	Boyd Corporation (LTI) is a designer and manufacturer of specialty material-based energy management and environmental sealing solutions to the mobile computing, consumer electronics, transportation, data storage and aerospace end markets.	6,366

Spencer Gifts LLC 6826 Black Horse Pike Egg Harbor Township, NJ 08234	Spencer Spirit Holdings (Spencer Gifts) is a lifestyle retail company that operates two unique, national brands (Spencer’s and Spirit Halloween) throughout the United States, Canada and online.	29,908

Senior Secured Bonds

Advanced Lighting Technologies, Inc. 7905 Cochran Road Suite 300 Glenwillow OH, 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	23,853

Black Swan Energy Ltd. Bow Valley Square Tower IV 250-6th Avenue SW, Suite 2700 Calgary, Alberta T2P 3H7 Canada	Black Swan Energy is a private exploration and production company focused on the liquids-rich window of the Montney Shale in northeast British Columbia.	6,000

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Bonds

FourPoint Energy, LLC 100 St. Paul Street Suite 400 Denver CO, 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	72,415

Global A&T Electronics Ltd. 22 Ang Mo Kio Industrial Park 2 Singapore 569506	Global A&T Electronics provides semiconductor assembly and test services for a range of integrated circuits, including memory, mixed signal, analog, logic and radio frequency.	6,425

Mood Media Corp. 199 Bay Street 5300 Commerce Court West Green Bay ON, M5L 1B9	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe and Asia/Australia.	22,445

Ridgeback Resources Inc. 525 8th Avenue SW, Suite 2800 Calgary, AB T2P 1G1	Ridgeback Resources is an independent oil and gas exploration and development company focused on the exploration, acquisition and production of oil, natural gas and natural gas liquids in Canada.	130

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	19,506

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	817

Velvet Energy Ltd. 308 4th Avenue SW, Suite 1500 Calgary, AB T2P 0H7	Velvet Energy is a privately-held crude oil & natural gas exploration and production company that explores for, develops, acquires and produces crude oil and natural gas in Western Canada.	7,500

Subordinated Debt

Ascent Resources Utica Holdings, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	40,000

Aurora Diagnostics, LLC 11025 RCA Center Drive Ste 300 Palm Beach Gardens FL, 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	13,950

Bellatrix Exploration Ltd. 800 5th Avenue SW, Suite 1920 Calgary, AB T2P 3T6	Bellatrix Exploration engages in the acquisition, exploration, development and production of oil and natural gas reserves.	4,952

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Subordinated Debt

Brooklyn Basketball Holdings, LLC 620 Atlantic Ave Brooklyn NY, 11217	The Brooklyn Nets are an NBA basketball team owned by Russian billionaire, Mikhail Prokhorov. The Team was moved from New Jersey to Brooklyn, NY in 2012.	19,873

Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	833

CEC Entertainment, Inc. 1707 Market Place Boulevard, Suite 200 Irving, TX 75063	Chuck-E-Cheese (CEC) is an entertainment and restaurant-oriented chain across the United States.	5,008

Ceridian HCM Holding, Inc. 3311 East Old Shakopee Road Minneapolis, MN 55425	Ceridian is a global human capital management technology company.	17,803

DEI Sales, Inc. One Viper Way Vista CA, 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	67,466

EV Energy Partners, L.P. 1001 Fannin Street, Suite 800 Houston, TX 77002	EV Energy Partners engages in the acquisition, development and production of oil and natural gas properties in the United States.	251

Global Jet Capital, Inc. 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	881

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	5,600

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	1,157

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	1,090

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	80,417

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	13,152

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Subordinated Debt

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	6,887

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	14,079

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	13,819

Greystone Mezzanine Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	4,598

Greystone Mezzanine Equity Member Corp. 152 West 57th St. 60th Floor New York NY, 10019	Greystone is a family owned real estate financial services and private investment group based in New York.	22,402	(19)

Imagine Communications Corp. 3001 Dallas Parkway Suite 300 Frisco TX, 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.	682

P.F. Chang's China Bistro, Inc. 7676 East Pinnacle Peak Road Scottsdale, AZ 85255	P.F. Chang’s owns and operates restaurants in the United States.	11,640

PriSo Acquisition Corp. 1321 Greenway Drive Irving, TX 75038	PrimeSource Building Products (PriSo) is an international distributor of building materials serving residential and industrial new construction and remodeling markets.	10,061

S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	114

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	14,475

SunGard Availability Services Capital, Inc. 680 East Swedesford Road Wayne, PA 19087	SunGard provides IT operations support, managed IT services and consulting services.	8,782

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

ThermaSys Corp. 2777 Walden Avenue Buffalo NY, 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	147,097

VPG Metals Group LLC 9820 Westpoint Drive Suite 300 Indianapolis IN, 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.	2,311

Collateralized Securities

MP4 2013-2A Class Subord. B American Capital, Ltd. 2 Bethesda Metro Center Bethesda MD, 20814	American Capital, Ltd. is the manager of the ACASC 2013 CLO	11,531

NewStar Clarendon 2014-1A Class D 500 Boylston Street Suite 1250 Boston MA, 2116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	1,486

NewStar Clarendon 2014-1A Class Subord. B 500 Boylston Street Suite 1250 Boston MA, 2116	NewStar Financial is a publicly listed, specialized commercial finance company that focuses on providing loans and leases to middle market companies.	12,581

Rampart CLO 2007 1A Class Subord. 9 West 57th Street 43rd Floor New York NY, 10019	Investment in Rampart CLO 2007 Class Subord. Manager is Stone Tower Debt Advisors and underwriter is Banc of America Securities.	784

Wind River CLO Ltd. 2012 1A Class Subord. B 1515 West 22nd Street - 11th Floor Oak Brook, IL 60523	Investment in Wind River CLO. Manager is Carlyle Investment Management and Underwriter in Bear Stearns.	20,433

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

5 Arches, LLC 19800 MacArthur Boulevard, Suite 1150 Irvine, CA 92612	5 Arches owns and operates a vertically integrated, fully licensed, specialty mortgage company that originates, purchases, and manages specialized mortgage loans.	Common Equity	0.8%	500	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Advanced Lighting Technologies, Inc. 7905 Cochran Road Suite 300 Glenwillow OH, 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	Common Equity	49.9%	16,520	(20)

Advanced Lighting Technologies, Inc. 7905 Cochran Road Suite 300 Glenwillow OH, 44139	Advanced Lighting Technologies, Inc. designs, manufactures, and markets energy efficient commercial lighting products, components and systems.	Warrants	0.8%	86	(20)

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Common Equity	0.8%	462	(20)

Altus Power America, Inc. 102 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	Altus Power America is a developer and owner of on-site solar generation facilities for commercial and industrial customers.	Preferred Equity	1.6%	955	(20)

A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A6J3	A.P. Plasman (APP), is a leading manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	Warrants	1.5%	2,545	(20), (21)

Ascent Resources Utica Holdings, LLC 3501 NW 63rd Street Oklahoma City, OK 73116	Ascent Resources is a privately owned exploration and production company that acquires and develops unconventional resources in the Utica Shale.	Common Equity	0.9%	29,100	(20)

ASG Everglades Holdings, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management	Common Equity	18.0%	36,422	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

ASG Everglades Holdings, Inc. 708 Goodlette Road North Naples, FL 34102	ASG provides a variety of software and services for enterprise performance, operations and application management	Warrants	2.5%	6,542	(20)

Aspect Software, Inc. 2325 East Camelback Road, Suite 700 Phoenix, AZ 85016	Aspect Software is a provider of solutions to the contact center industry.	Common Equity	5.1%	20,197	(20)

Aurora Diagnostics, LLC 11025 RCA Center Drive Ste 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	Warrants	0.9%	1,671	(20)

Burleigh Point, Ltd. 117 Waterworks Way Irvine, CA 92618	Billabong International Limited (BBG) engages in the marketing, distribution, wholesaling and retailing of apparel, accessories, eyewear, wetsuits and hardgoods in the boardsports sector. Billabong’s products are licensed and distributed in more than 100 countries and are available in approximately 11,000 doors worldwide.	Warrants	1.7%	1,898	(20)

Byrider Finance, LLC 12802 Hamilton Crossing Boulevard Carmel, IN 46032	Byrider is an automotive retailer focused on the integrated auto sales and finance segment.	Common Equity	3.6%	—	(20)

Chisholm Oil and Gas Operating, LLC 6100 South Yale Avenue Suite 1700 Tulsa, OK 74136	Private exploration and production operator located in Tulsa, Oklahoma.	Common Equity	0.5%	71	(20)

CSF Group Holdings, Inc. 2900 Dryden Road Dayton, OH 45439	CSF Group Holdings designs, develops and manufactures cold chain management products for the pharmaceutical industry.	Common Equity	0.2%	391	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Eastman Kodak Co. 343 State Street Rochester NY, 14650	Eastman Kodak Company provides hardware, software, consumables, and services to customers in various markets worldwide. It operates in seven segments such as: Print Systems, Software and Solutions, Consumer and Film and Eastman Business Park.	Common Equity	0.1%	1,203	(20)

Trace3, LLC 7565 Irvine Center Drive, Suite 200 Irvine, CA 92618	Trace3 is a leading technology solutions value-added reseller to predominantly West Coast enterprise customers.	Common Equity	0.6%	193	(20)

FourPoint Energy, LLC 100 St. Paul Street Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	0.3%	21,000	(20)

FourPoint Energy, LLC 100 St. Paul Street Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	0.1%	2,601	(20)

FourPoint Energy, LLC 100 St. Paul Street Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	0.8%	12,006	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

FourPoint Energy, LLC 100 St. Paul Street Suite 400 Denver, CO 80206	FourPoint is negotiating a purchase agreement and a joint development agreement with affiliates of EnerVest, Ltd. to acquire an interest in Anadarko Basin assets that EnerVest is acquiring from Laredo Petroleum and SM Energy.	Common Equity	1.2%	17,719	(20)

Fronton Holdings, LLC 3500 NW 37th Avenue Miami, FL 33142	Fronton Holdings, LLC is the post bankruptcy holding company of Florida Gaming. Florida Gaming Corp. is an owner and operator casinos and gambling facilities in Florida.	Common Equity	14.9%	6,793	(20)

Global Jet Capital Holdings, LP 2500 North Military Trail Suite 475 Boca Raton FL, 33431	Global Jet advises on aircraft acquisitions, assisting with leasing, financing, and crew selection.	Preferred Equity	16.5%	42,281	(20)

Empire Today, LLC 333 Northwest Avenue Northlake, IL 60164	Empire Today operates as a shop-at-home company that provides installed flooring treatment products to customers across the United States.	Common Equity	2.2%	1,118	(20)

Harvey Industries, Inc. 1400 Main Street Waltham, MA 02451	Harvey Industries is a leading manufacturer and distributor of high quality building products.	Common Equity	2.1%	2,333	(20)

Imagine Communications Corp. 3001 Dallas Parkway Suite 300 Frisco TX, 75034	Imagine Communications Corp. provides media software and video infrastructure solutions for broadcast, multichannel video programming distributor, government, and enterprise customers globally.	Common Equity	2.5%	3,783	(20)

Industrial Group Intermediate Holdings, LLC 411 Theodore Fremd Avenue, Suite 125 Rye, NY 10580	Industrial Group is an employee-owned holding company engaged in agricultural chemicals, electrical insulation materials and other tools and equipment.	Common Equity	0.6%	441	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

International Aerospace Coatings, Inc. 5251 California Avenue Suite 170 Irvine CA, 92617	Leading Edge provides aircraft painting services and fuel system and mod-center support services for commercial, private, and military aircrafts.	Common Equity	0.4%	464	(20)

International Aerospace Coatings, Inc. 5251 California Avenue Suite 170 Irvine CA, 92617	Leading Edge provides aircraft painting services and fuel system and mod-center support services for commercial, private, and military aircrafts.	Preferred Equity	2.6%	1,303	(20)

JMC Acquisition Merger Corp. 2454 East Dempster Street, Suite 300 Des Plaines, IL 60016	Justrite (JMC) is a leading source of storage, handling and security products including fire prevention safety equipment for hazardous materials, environmental protection spill containment devices and specialized storage products.	Common Equity	2.3%	483	(20)

JSS Holdings, Inc. 180 North Stetson Avenue, 29th Floor Chicago, IL 60601	Jet Support Services (JSS) is a leading independent provider of hourly cost maintenance programs for aircraft engines and airframes.	Other Equity	2.5%	—	(20)

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Common Equity	19.4%	—	(20)

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly SC, 29445	JW Aluminum, Inc. manufactures and supplies specialty flat rolled aluminum products for use in consumer and commercial applications.	Preferred Equity	25.8%	53,935	(20)

MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield MA, 1085	MidState Berkshire provides precision machining, fabrication, assembly and test services for the aerospace, defense and energy sectors.	Common Equity	0.6%	490	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Micronics Filtration, LLC 200 West Road Portsmouth NH, 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Common Equity	3.1%	553	(20)

Micronics Filtration, LLC 200 West Road Portsmouth NH, 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	2.9%	553	(20)

Micronics Filtration, LLC 200 West Road Portsmouth NH, 3801	Micronics Engineered Filtration is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	3.1%	229	(20)

Mood Media Corp. 199 Bay Street 5300 Commerce Court West Green Bay, ON M5L 1B9	Mood Media provides in-store audio, visual and scent branding services to retail companies in North America, Europe and Asia/Australia.	Common Equity	12.6%	11,804	(20)

North Haven Cadence Buyer, Inc. 8767 East Via De Ventura Suite 200 Scottsdale AZ, 85258	Cadence Education operates as a provider of childhood and private elementary education services.	Common Equity	0.7%	1,042	(20)

Power Distribution, Inc. 4200 Oakleys Court Richmond, VA 23223	Power Distribution is a leading independent designer, manufacturer and service provider of mission critical power distribution, static switching and power monitoring equipment for corporate data centers.	Common Equity	1.8%	1,385	(20)

PSAV Acquisition Corp. 5100 North River Road Suite 300 Schiller Park, IL 60176	PSAV Presentation Services, provides event technology services for the hotel, resort, and conference center industry.	Common Equity	3.7%	6,337	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Ridgeback Resources Inc. 525 8th Avenue S.W. Suite 2800 Alberta, T2P 1G1 Canada	Ridgeback Resources Inc. (fka Lightstream Resources Ltd.) engages in the exploration and development of oil and natural gas in western Canada. The company’s principal operating areas include Bakken formations in southeast Saskatchewan; the Cardium formation in Central Alberta; and the Swan Hills formation in north-central Alberta. The company was formerly known as PetroBakken Energy Ltd. and changed its name to Lightstream Resources Ltd. in May 2013 then Ridgeback Resources in December of 2016.	Common Equity	0.3%	1,997	(20)

Logan’s Roadhouse, Inc. 3011 Armory Drive, Suite 300 Nashville, TN 37204	Logan’s Roadhouse is a chain of casual dining steakhouse restaurants.	Common Equity	19.7%	6,932	(20)

S1 Blocker Buyer Inc. 210 Sixth Avenue, Suite 3100 Pittsburgh, PA 15222	System One (All Systems) is a leading independent human capital solutions provider in the U.S., serving a diverse set of blue-chip customers by providing highly specialized skillsets for non-discretionary and in-demand functions.	Common Equity	0.4%	568	(20)

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Common Equity	4.8%	2,500	(20)

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.4%	246	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.4%	227	(20)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel (Fab-Tech) is a leading manufacturer of specialty components including duct & piping used in engineered systems that store and transport highly corrosive liquids and gases.	Common Equity	22.7%	3,400	(20)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel (Fab-Tech) is a leading manufacturer of specialty components including duct & piping used in engineered systems that store and transport highly corrosive liquids and gases.	Preferred Equity	88.2%	9,239	(20)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel (Fab-Tech) is a leading manufacturer of specialty components including duct & piping used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	100.0%	1	(20)

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel (Fab-Tech) is a leading manufacturer of specialty components including duct & piping used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	88.2%	12	(20)

Sequential Brands Group, Inc. 601 West 26th Street, 9th Floor New York, NY 10001	Sequential Brands Group owns, promotes, markets and licenses a portfolio of consumer brands to retailers, wholesalers and distributors.	Common Equity	0.3%	2,790	(20)

Sorenson Communications, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communications is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the United States.	Common Equity	4.6%	—	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

SSC (Lux) Limited S.Ã r.l. 7 Rue Robert Stumper L-2557 Luxemboourg	Surgical Specialties Corporation manufactures surgical products, such as suture needles, sutures, microsurgical cutting instruments, eye garters, and ophthalmic cannulas.	Common Equity	0.8%	2,273	(20)

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Common Equity	0.8%	722	(20)

Sunnova Energy Corp. 20 Greenway Plaza, Suite 475 Houston, TX 77046	Sunnova is an independent power company that owns and operates residential solar systems throughout the United States.	Preferred Equity	0.0%	187	(20)

The Brock Group, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Brock is a leading provider of industrial maintenance solutions that support the continuous and reliable operation of critical North American energy infrastructure and industrial processing plants.	Common Equity	2.0%	3,652	(20)

The Stars Group Inc. 7600 Trans Canada Highway Pointe-Claire Quebec, Montreal H9R 1C8	Cadillac Jack designs, manufactures, and operates electronic bingo and slot machine products. The Company targets small & medium sized casinos and bingo halls primarily in the United States and Mexico.	Warrants	1.3%	16,832	(20)

ThermaSys Corp. 2777 Walden Avenue Buffalo NY, 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Common Equity	2.9%	1	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

ThermaSys Corp. 2777 Walden Avenue Buffalo NY, 14225	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Preferred Equity	3.1%	5,181	(20)

DEI Sales, Inc. One Viper Way Vista CA, 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	Common Equity	2.2%	509	(20)

DEI Sales, Inc. One Viper Way Vista CA, 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	Common Equity	2.2%	522	(20)

DEI Sales, Inc. One Viper Way Vista CA, 92081-7853	Directed Electronics, Inc. is the largest designer & marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the US.	Common Equity	2.2%	1,070	(20)

VPG Metals Group LLC 9820 Westpoint Drive Suite 300 Indianapolis IN, 46256	Versatile Processing Group, Inc. provides industrial recycling, repair, and disposal services in the United States.	Common Equity	5.6%	3,638	(20)

Warren Resources, Inc. 5420 LBJ Freeway, Suite 600 Dallas TX, 75240	Warren Resources is an independent energy company engaged in the exploration, development and production of onshore crude oil and gas reserves.	Common Equity	1.1%	534	(20)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Amortized Cost of Investment (in thousands)

Equity/Other

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.2%	1,714	(20)

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Preferred Equity	0.2%	1,714	(20)

Zeta Interactive Holdings Corp. 185 Madison Avenue, 5th Floor New York, NY 10016	Zeta is a customer lifecycle marketing (CLM) platform company that integrates big data, proprietary technology and analytics to help leading brands acquire, grow and retain customers.	Warrants	0.0%	—	(20)

(1)	Amount includes a $2,476 unfunded commitment for 5 Arch Income Fund 2, LLC.

(2)	Amount includes a $884 unfunded commitment for Altus Power America, Inc.

(3)	Amount includes a $25 unfunded commitment for Aspect Software, Inc.

(4)	Amount includes a $361 unfunded commitment for Aspect Software, Inc.

(5)	Amount includes a $5,870 unfunded commitment for CSafe Acquisition Co., Inc.

(6)	Amount includes a $21,209 unfunded commitment for CSafe Acquisition Co., Inc.

(7)	Amount includes a $9,511 unfunded commitment for Hudson Technologies Co.

(8)	Amount includes a $2,945 unfunded commitment for JMC Acquition Merger Corp.

(9)	Amount includes a $20,182 unfunded commitment for JSS Holdings, Inc.

(10)	Amount includes a $3,030 unfunded commitment for Kodiak BP, LLC

(11)	Amount includes a $1,131 unfunded commitment for Logan's Roadhouse, Inc.

(12)	Amount includes a $1,218 unfunded commitment for Logan's Roadhouse, Inc.

(13)	Amount includes a $108 unfunded commitment for Nobel Learning Communities, Inc.

(14)	Amount includes a $621 unfunded commitment for Nobel Learning Communities, Inc.

(15)	Amount includes a $937 unfunded commitment for North Haven Cadence Buyer, Inc.

(16)	Amount includes a $2,396 unfunded commitment for North Haven Cadence Buyer, Inc.

(17)	Amount includes a $33,282 unfunded commitment for Safariland, LLC

(18)	Amount includes a $4,706 unfunded commitment for Sequel Youth and Family Services, LLC

(19)	Amount includes a $22,402 unfunded commitment for Greystone Mezzanine Equity Member Corp.

(20)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

(21)	Set forth below is a description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2018.

A.P. Plasman, Inc. (“APP”) is a leading manufacturer of injection mold, exterior trim components, and high value-add painting, assembly and tooling capabilities for the original equipment manufacturer (“OEM”) auto industry. APP is a preferred third alternative to Magna and Flex-n-Gate for General Motors, Ford and Fiat Chrysler, and also services Toyota and Honda, which are large foreign OEMs. The company designs, manufactures, and supplies exterior and interior parts for the front, side, interior, and rear of the vehicle. The company offers intake manifolds; front end modules; air cleaners and resonators; forming boards and stabilizer bars; fixtures, gauges, end-of-arm tooling, and secondary automation equipment; weld fixtures; HVAC products; interior and exterior trims; engine cooling systems; and recreational vehicle components. There is a significant customer concentration among large auto manufactures, such as Honda, General Motors, Fiat Chrysler, Toyota and Volvo. APP operates in a highly competitive landscape with industry downturn risk, commodity fluctuations, and changing demands from manufactures.

INVESTMENT ADVISORY AGREEMENT

Overview of the Advisor

Management Services and Responsibilities

The Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, the Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. The Advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, the Advisor provides us with investment advisory services. Under the terms of the investment advisory agreement, the Advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	executes, monitors and services the investments we make;

•	places orders with respect to, and arranges for, any investments we make;

•	determines the securities and other assets that we will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably request or require for the investment of our funds.

The Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. The Advisor’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, the Advisor performs certain administrative services under the administration agreement. See “Administrative Services.”

Advisory Fees

We pay the Advisor a fee for its services under the investment advisory agreement consisting of two components—an annual base management fee based on the average weekly value of our gross assets and an incentive fee based on our performance. The cost of both the base management fee payable to the Advisor and any incentive fees it earns are ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.50% of the average weekly value of our gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of our gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Advisor shall determine. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and is equal to 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, equal to 1.75% per quarter (7.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to the Advisor under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	no subordinated incentive fee is payable to the Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75%;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 8.75% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 1.75% in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to the Advisor).

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the current quarter and the immediately preceding eleven quarters minus the cumulative per share incentive fees accrued and/or payable for the immediately preceding eleven quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the purposes of this calculation, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

(subject to total return requirement)

These calculations will be appropriately pro rated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). Such fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee, which, if earned, will be paid annually. The Company accrues the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the investment advisory agreement, the fee payable to the Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

All percentages are based on our net assets.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter before Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 0.675%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.675%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.10%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% x (2.10% – 1.75%)

= 0.35%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.35%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.925%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.1875%))

Catch up	= 2.1875% – 1.75%
= 0.4375%

Subordinated incentive fee on income = (100% × 0.4375%) + (20.0% × (2.925% – 2.1875%))

= 0.4375% + (20.0% × 0.7375%)

= 0.4375% + 0.1475%

= 0.585%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.585%.

(1)	Represents 7.0% annualized hurdle rate.

(2)	Represents 1.50% annualized base management fee on average gross assets. Examples assume gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Subordinated Incentive Fee on Income for Each Calendar Quarter with Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.925%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters(4) = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters(4) = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 1.75% (as shown in Scenario 3 of Example 1 above), no subordinated incentive fee on income is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.925%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters(4) = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters(4) = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 1.75% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters, a subordinated incentive fee on income (in an amount not to exceed $1,000,000 (i.e. $10,000,000 minus $9,000,000)) would be payable, as shown in Scenario 3 of Example 1 above.

(1)	Represents 7.0% annualized hurdle rate.

(2)	Represents 1.50% annualized base management fee on average gross assets. Examples assume gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	Assumes no change in number of shares outstanding.

Example 3: Incentive Fee on Capital Gains(*):

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The incentive fee on capital gains would be:

Year 1: None

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None g $5 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 g $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains paid in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains g 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains g $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains paid in Year 2

Year 4: None

Year 5: None g $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*	The returns shown are for illustrative purposes only. No subordinated incentive fee on income will be payable to the Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Duration and Termination

The investment advisory agreement became effective on April 9, 2018, after the approval by our stockholders at a special meeting of stockholders on March 26, 2018. Unless earlier terminated as described below, the investment advisory agreement will remain in effect for a period of two years from the effective date and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.

An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

The investment advisory agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to the Advisor upon the vote of a majority of our outstanding voting securities or by a vote of our board of directors. If the Advisor wishes to voluntarily terminate the investment advisory agreement, it must give us a minimum of 60 days’ notice prior to termination and must pay all expenses associated with its termination.

Indemnification

The investment advisory agreement provides that the Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on its behalf, the Advisor shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor or such other person, and the Advisor or such other person shall be held harmless for any loss or liability suffered by the Advisor or such person to the extent such losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with our charter, the laws of the State of Maryland, the 1940 Act or other applicable law, except the Advisor and such other person shall not be entitled to indemnification against any such loss to the Company or our stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the investment advisory agreement. We maintain a joint liability insurance policy with the Advisor. The premiums for this policy are allocated between us and the Advisor based on the proportional share of the premium that we and the Advisor would pay had we purchased our policies separately. The independent directors of our board of directors must review and approve our allocation on an annual basis. As a result, the Advisor bears the cost of its own liability insurance.

Organization of the Advisor

The Advisor was formed on January 8, 2018 as a Delaware limited liability company that is registered as an investment adviser under the Advisers Act and is jointly operated by an affiliate of FS Investments and by KKR Credit. The principal address of the Advisor is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Board Approval of the Investment Advisory Agreement

The investment advisory agreement was approved at a board meeting on November 28, 2017 and became effective on April 9, 2018, after the approval by our stockholders at a special meeting of stockholders on March 26, 2018. After an initial two-year term, the investment advisory agreement must be re-approved annually by our board of directors. Such approval must be made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreement, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under the agreement.

ADMINISTRATIVE SERVICES

The Advisor is reimbursed for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, the Advisor assists us in calculating the net asset value for our shares of common stock, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Pursuant to the administration agreement, we reimburse the Advisor for expenses necessary to perform services related to our administration and operations, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of the Advisor. The Advisor is required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of directors reviews the methodology employed in determining how the expenses are allocated to us and the proposed allocation of the administrative expenses among us and certain affiliates of the Advisor. Our board of directors then assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors, among other things, compares the total amount paid to the Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

The board approved the administration agreement on November 28, 2017, and the initial term of the administration agreement is two years commencing on April 9, 2018, and thereafter continues automatically for successive annual periods until terminated in accordance therewith.

The administration agreement may be terminated at any time by either us or the Advisor, without the payment of any penalty, upon 60 days’ written notice.

The administration agreement provides that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the administration agreement.

We have also contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by the Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance.

Historically we received administrative services from FB Advisor pursuant to the FB Advisor administration agreement. Pursuant to the FB Advisor administration agreement we reimbursed FB Advisor for expenses necessary to perform services related to our administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to us on behalf of FB Advisor. For details of the amounts we reimbursed FB Advisor during the three months ended March 31, 2018 and the years ended December 31, 2017, 2016 and 2015, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Compensation of the Advisor.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our executive officers, certain of our directors and certain professionals of FS Investments and KKR Credit who perform services for us on behalf of the Advisor are also officers, directors, trustees, managers, and/or key professionals of FS Investments, KKR Credit, other BDCs affiliated with us and other funds affiliated with FS Investments and KKR Credit. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of FS Investments and KKR Credit may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us.

Investment Advisory Agreement and Administration Agreement

Pursuant to the investment advisory agreement, the Advisor will provide us with investment advisory services for which we will pay the Advisor a base management fee of 1.50% of the average weekly value of our gross assets and an incentive fee based on our performance. See “Investment Advisory Agreement” for a description of how the fees payable to the Advisor are determined.

Pursuant to the administration agreement, the Advisor provides administrative services necessary for our operation, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There is no separate fee paid by us to the Advisor in connection with the services provided under the administration agreement, provided, however, that we reimburse the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities thereunder. See “Administrative Services” for a description of our obligation to reimburse the Advisor under the administration agreement.

Allocation of the Advisor’s Time

We rely on the Advisor to manage our day-to-day activities and to implement our investment strategies. The Advisor, FS Investments, KKR Credit and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Advisor, FS Investments, KKR Credit and certain of their affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of the Other Advised Entities. The Advisor, FS Investments, KKR Credit and their employees will devote only as much of its or their time to our business as the Advisor, FS Investments and KKR Credit, in their judgment, determine is reasonably required, which will be substantially less than their full time. Therefore, the Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of the Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects involved with managing us and the Other Advised Entities are similar, there are significant efficiencies created by the Advisor providing services to such entities. For example, the Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for us and the Other Advised Entities.

Competition and Allocation of Investment Opportunities

The Advisor and its affiliates are simultaneously providing investment advisory services to other affiliated entities, including the Other Advised Entities. The Advisor may determine that it is appropriate for us and one or more other investment accounts managed by the Advisor or any of its respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by the Advisor or its respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, the Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

As affiliates of FS Investments and KKR Credit currently serve as the investment adviser to other entities and accounts, it is possible that some investment opportunities will be provided to such other entities and accounts rather than to us.

Trademark License Agreement

On April 9, 2018, we entered into a trademark license agreement, or the trademark license agreement, with FS Investments, KKR Credit, the Advisor and the Other Advised Entities. Pursuant to the trademark license agreement, FS Investments and KKR Credit granted a non-exclusive, nontransferable, royalty-free right and license to use the names “FS Investments” and “KKR,” respectively, or the licensed marks, (a) with respect to the license granted to the Advisor, solely as a component of the Advisor’s name and for the purpose of marketing and providing investment advisory and other related services to us and the Other Advised Entities and (b) with respect to the license granted to us and the Other Advised Entities, solely in connection with marketing the investment advisory and other services that the Advisor may provide to us and the Other Advised Entities. Other than with respect to this limited license, we have no other rights to the licensed marks. The trademark license agreement may be terminated by FS Investments and/or KKR Credit (i) with respect to the license granted by FS Investments or KKR Credit, respectively, if (A) FS Investments or KKR Credit no longer holds a certain percentage of the economic interests of the Advisor or (B) none of us and the Other Advised Entities are advised by the Advisor and (ii) with respect to us if (A) we materially breach the trademark license agreement and have not cured such breach within thirty days’ prior written notice (including if we attempt to assign or sub-license our rights or duties under the trademark license agreement without the prior written consent of FS Investments and KKR Credit), (B) the Advisor ceases to serve as our investment adviser or (C) we enter bankruptcy proceedings. The trademark license agreement may also be terminated at any time upon mutual agreement of the parties thereto. Furthermore, FS Investments and KKR Credit may each terminate the rights granted to us with respect to any trademark that is included in the licensed marks if our use of such trademark results in a third-party claim.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by the Advisor or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with the Advisor or one or more of its affiliates. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of June 29, 2018, no person was deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of June 29, 2018, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 29, 2018.

	Shares Beneficially Owned as of June 29, 2018
Name(1)	Number of Shares	Percentage(2)
Interested Directors
Michael C. Forman(3)	1,203,531		*
Todd Builione	—	—

Independent Directors
Gregory P. Chandler(4)	20,299		*
Barry H. Frank(5)	101,009		*
Michael J. Hagan	70,000		*
Jeffrey K. Harrow	27,539		*
Philip E. Hughes, Jr	5,260		*
Pedro A. Ramos(6)	2,150		*
Joseph P. Ujobai	—	—

Executive Officers
William Goebel	5,000		*
Daniel Pietrzak	—	—
Stephen S. Sypherd	178		*
James F. Volk	560		*
Zachary Klehr	20,137		*

All directors and executive officers as a group (14 persons)	1,455,564		*

*	Less than one percent.

(1)	The address of each of the beneficial owners set forth above is c/o FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

(2)	Based on a total of 240,954,458 shares of common stock issued and outstanding on June 29, 2018.

(3)	242,455 shares held in trust; 924,609 shares held by FS Investments; 13,279 shares held by spouse in trust; 3,338 shares held for the benefit of minor children in trust; 11,781 shares held in a 401(k) account; and 8,069 shares held in an IRA account.

(4)	17,125 shares held in 401(k) account; 2,208 shares held by spouse; 483 shares held by spouse as UTMA custodian for minor child-1; and 483 shares held by spouse as UTMA custodian for minor child-2.

(5)	Includes 33,831 shares held in IRA account and 56,367 shares held by spouse.

(6)	Includes 490 shares held in IRA account.

The following table sets forth, as of December 31, 2017, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the closing price of our shares of common stock as reported on the NYSE on June 29, 2018.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:

Michael C. Forman	Over $100,000
Todd Builione	None

Independent Directors:

Gregory P. Chandler	Over $100,000
Barry H. Frank	Over $100,000
Michael J. Hagan	Over $100,000
Jeffrey K. Harrow	Over $100,000
Philip E. Hughes, Jr	$10,001-$50,000
Pedro A. Ramos	$10,001-$50,000
Joseph P. Ujobai	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is calculated by multiplying the closing price of our common stock as reported on the NYSE on June 29, 2018, times the number of shares of common stock beneficially owned.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis.

We have adopted an “opt out” distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

No action will be required on the part of a registered stockholder to have its cash distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire cash distribution in cash by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

Those stockholders whose shares are held by a broker or other financial intermediary may be able to receive distributions in cash by notifying their broker or other financial intermediary of their election. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

The plan administrator will set up an account for shares acquired through our distribution reinvestment plan for each stockholder who has not affirmatively elected to receive distributions in cash.

With respect to each cash distribution pursuant to our distribution reinvestment plan, we reserve the right to either issue new shares of our common stock or purchase shares of our common stock in the open market in connection with implementation of our distribution reinvestment plan. Unless we, in our sole discretion, otherwise direct the plan administrator, (A) if the per share Market Price (as defined in our distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of our common stock on the payment date for the cash distribution, then we will issue shares of our common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the Market Price; or (B) if the Market Price is less than the net asset value per share, then, in our sole discretion, (i) shares of our common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of our common stock at net asset value per share. Pursuant to the terms of our distribution reinvestment plan, the number of shares of our common stock to be issued to a participant will be determined by dividing the total dollar amount of the cash distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of our common stock purchased in the open market.

There will be no brokerage charges or other sales charges on newly issued shares of our common stock acquired by a participant under our distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering our distribution reinvestment plan will be paid for by us.

If a stockholder receives cash distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If our common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If our common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of our common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a cash distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the stockholder’s account.

We reserve the right to amend, suspend or terminate our distribution reinvestment plan in accordance with its terms. Our distribution reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under our distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

All correspondence concerning our distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

If you hold your common stock with a brokerage firm that does not participate in our distribution reinvestment plan, you will not be able to participate in our distribution reinvestment plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

We have filed our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

Our charter authorizes us to issue up to 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the board of directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our common stock trades on the NYSE under the ticker symbol “FSIC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans.

The last reported closing market price of our common stock on June 29, 2018 was $7.35 per share. As of June 29, 2018, we had 1,772 stockholders of record, which does not include beneficial owners of shares of common stock held in “street” name by brokers and other institutions on behalf of beneficial owners.

The following are our outstanding classes of equity securities as of June 29, 2018:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	—	240,954,458

Our charter also contains a provision permitting the board of directors to classify or reclassify any unissued shares of common stock or preferred stock in one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the common stock or preferred stock. We believe that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting. As permitted by the MGCL, our charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Our charter contains a provision which limits directors’ and officers’ liability to us and our stockholders for money damages, to the maximum extent permitted by Maryland law. In addition, we have obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

Our charter permits us to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

Our charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

Our bylaws obligate us to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. Our charter and bylaws also permit us to provide such indemnification and advancement for expenses to a person who served a predecessor of ours in any of the capacities described in (a) or (b) above and to any employee or agent of ours or a predecessor of ours. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

Our charter provides that the number of directors will be ten, and may be increased or decreased by our board of directors in accordance with our bylaws. Our bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Our charter also provides that the directors, other than any director elected solely by holders of one or more classes or series of preferred stock, shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. Our directors may be elected to an unlimited number of successive terms.

Our bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present if the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, pursuant to an election in our charter as permitted by the MGCL, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to our charter, subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to our bylaws, any director may resign at any time by delivering his or her resignation to the board of directors, the chairman of the board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

We currently have a total of nine members of the board of directors, seven of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, action that requires stockholder approval, including amending our charter, our dissolution, a merger, consolidation or a sale of all or substantially all of our assets must be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to our charter to make our common stock a “redeemable security” or convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in our charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to declare and pay regular cash distributions on a quarterly basis. We will calculate each stockholder’s specific distribution amount for the period using record and declaration dates and each stockholder’s distributions will begin to accrue on the date that shares of our common stock are issued to such stockholder. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds legally available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders subject to information reporting. See “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” distribution reinvestment plan, which provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution.

Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our distribution reinvestment plan. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock.

If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See “Distributions” and “Distribution Reinvestment Plan” for more information.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that our stockholders are under no obligation to us or our creditors with respect to their shares other than the obligation to pay to us the full amount of the consideration for which their shares were issued.

Under our charter, our stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. We refer to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute. Our board of directors has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board of directors has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

We currently have no preferred stock issued or outstanding. Our board of directors has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then-current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance. The 1940 Act also generally provides that the amount of voting securities that would result from the exercise of subscription rights, as well as warrants, options and any other rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and a majority of our directors who have no financial interest in the issuance and a majority of our independent directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

As of March 31, 2018, we had $400.0 million in aggregate principal amount of 4.000% notes outstanding. The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.000% notes. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on January 15, 2015. The 4.000% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of March 31, 2018, we had $405.0 million in aggregate principal amount of 4.250% notes outstanding. The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.250% notes. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year. The first interest payment was made on July 15, 2015. The 4.250% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

As of March 31, 2018, we had $275.0 million in aggregate principal amount of 4.750% notes outstanding. The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption price set forth in the indenture governing the 4.750% notes. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year. The first interest payment was made on November 15, 2015. The 4.750% notes are general unsecured obligations by us that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, does not exceed the limitations provided in the 1940 Act after each such issuance. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities if our asset coverage, as calculated pursuant to the 1940 Act, equals at least 200% immediately after such borrowing. The minimum asset coverage requirement applicable to BDCs under the 1940 Act, however, is currently 150% provided that certain disclosure and approval requirements are met. See “Risk Factors—Risks Related to Our Business and Structure—The SBCA Act allows us to incur additional leverage” for additional information. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee”. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to pro rate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This pro-rated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 consecutive days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, satisfactory to the trustee. If indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both, satisfactory to the trustee, against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “—Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for full defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that has been designated by us as “Senior Indebtedness” for purposes of the indenture by a company order delivered to the trustee;

•	senior securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has S&P’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), and their partners, members and owners, persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, U.S. Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding an offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more United States persons (as defined under the Code) have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership (or entity treated like a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Election to be Taxed as a RIC

We have elected to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute each tax year as distributions for U.S. federal income tax purposes to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each tax year, distributions treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the annual distribution requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the annual distribution requirement,

then we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) as distributions to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to our stockholders.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute amounts treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders generally of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income, which is the excess of capital gains in excess of capital losses, or “capital gain net income” (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which we paid no U.S. federal income tax, or the excise tax avoidance requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared. We generally will endeavor in each tax year to avoid incurring any material U.S. federal excise tax on our earnings.

We have previously incurred, and may incur in the future, such excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the excise tax only on the amount by which we do not meet the excise tax avoidance requirement. Under certain circumstances, however, we may, in our sole discretion, determine that it is in our best interests to retain a portion of our income or capital gains rather than distribute such amount as dividends and accordingly cause us to bear the excise tax burden associated therewith.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or other securities, or the 90% income test; and

•	diversify our holdings so that at the end of each quarter of the tax year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the diversification tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given tax year exceed our investment company taxable income, we may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several tax years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those tax years.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that income by recognized to tax purposes no later than when recognized for financial reporting purposes, which may require, pending further regulatory guidance, that we amortize market discount currently. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current tax year, instead of upon their disposition, as an election not to do so would limit our ability to deduct interest expense for tax purposes.

We invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to avoid any material U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If we acquire the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, we could be subject to federal income tax and additional interest charges on “excess distributions” received from such PFICs or gain from the sale of stock in such PFICs, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any such taxes and related interest charges.

If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or CFC, we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation.

Under recently proposed Treasury Regulations, certain income derived by us from a CFC or PFIC with respect to which we have made a QEF election would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs or implement certain restrictions with the respect to any issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Under recent tax legislation, we and the companies in which we invest will be generally subject to certain leverage limitations regarding the deductibility of interest expense. The recent tax legislation may, pending further regulatory guidance, require us to accrue market discount currently and to otherwise recognize income for tax purposes not later than we recognize it for financial reporting purposes. The recent tax legislation may also require us to recognize accumulated undistributed earnings of foreign corporations, if any, in which we were invested in 2017 if our ownership levels exceeded certain thresholds. The effects of these and other provisions of the tax legislation on us remains uncertain at this time pending regulatory guidance.

Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” for purposes of the 90% income test.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to sell or otherwise dispose of assets to meet the annual distribution requirement may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we sell or otherwise dispose of assets in order to meet the annual distribution requirement or the excise tax avoidance requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% income test or otherwise would not count toward satisfying the diversification tests.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% income test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% income test, one or more subsidiary entities treated as U.S. corporations for entity-level income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay entity-level income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the annual distribution requirement.

Taxation of U.S. Stockholders

This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of Non-U.S. Stockholders,” below.

Distributions by us, including distributions pursuant to our distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or qualifying dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualifying dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses)

properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives distributions in the form of common stock pursuant to our distribution reinvestment plan, such stockholder generally will be subject to the same U.S. federal, state and local tax consequences as if it received distributions in cash. In that case, a stockholder will be treated as receiving a distribution generally of an amount equal to the fair market value of our shares of common stock. Any shares of common stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the U.S. stockholder’s account.

We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot retain any portion of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be treated as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

As a RIC, we may be subject to the alternative minimum tax, or the AMT; however, any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and such apportioned amounts may affect a U.S. stockholders’ AMT liability. Although U.S. Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our investment company taxable income (determined without regard to any deduction for dividends paid), unless a different method for a particular item is warranted under the circumstances.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because our income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our shares of $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.

We may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

This subsection applies to non-U.S. stockholders, only. If you are not a non-U.S. stockholder, this subsection does not apply to you and you should refer to “Taxation of U.S. Stockholders,” above.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, subject to the discussion in “Foreign Account Tax Compliance Act,” below, distributions of our investment company taxable income made to Non-U.S. stockholders will not be subject to U.S. withholding tax if (i) the distributions are properly designated in a notice timely delivered to Non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any amount of our distributions will be eligible for this exemption from withholding or, if eligible, will be reported as such by us.

Subject to the discussion in “Foreign Account Tax Compliance Act,” below, actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Stockholders may be requested to provide additional information to us to enable us to determine whether such withholding is required.

Failure to Qualify as a RIC

If we fail to satisfy the 90% income test or any diversification tests in any tax year, we may be eligible to avail ourselves of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification tests where we correct a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income will be subject to U.S. federal corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail either the 90% income test or any diversification test.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next five tax years.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares of common stock may have tax consequences for stockholders that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting underwriting commissions and discounts, that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. At the 2017 annual stockholders meeting, our stockholders approved the sale of shares of our common stock at a price below the then-current net asset value per share, subject to certain conditions, during the twelve-month period beginning on the date of approval, expiring on July 27, 2018. We currently do not intend to utilize this authority to sell shares of our common stock at a price below the then-current net asset value per share. We may again seek the approval of our stockholders to issue shares of our common stock at a price below the then current net asset value per share for a twelve month period following stockholder approval. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated April 3, 2018, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Advisor or KKR Credit, with our co-investment affiliates. Under the terms of this relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategy and any criteria established by our board of directors. We believe this relief will enhance our ability to further our investment objectives and strategy. We believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if such relief had not been obtained.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes as described above under “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.” Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 promulgated under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with each code’s requirements. Our code of ethics, and the Advisor’s code of ethics, was filed as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on our website at www.fsinvestmentcorp.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of the Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Advisor. The proxy voting policies and procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

The Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how the Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling us collect at (215) 495-1150.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•

pursuant to Item 307 of Regulation S-K promulgated under the Securities Act, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 promulgated under the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K promulgated under the Securities Act, our auditors must attest to, and report on, our management’s assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of shares of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877)  628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, the Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the transaction, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP, an independent registered public accounting firm located at 518 Township Line Rd., Suite 300, Blue Bell, Pennsylvania 19422, has audited our financial statements as of December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (215) 495-1150 or on our website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Such information is also available from the EDGAR database on the SEC’s web site at www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2018 (Unaudited)	December 31, 2017
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,434,363 and $3,532,517, respectively)	$3,485,256	$3,600,911
Non-controlled/affiliated investments (amortized cost—$201,717 and $197,468, respectively)	228,774	230,055
Controlled/affiliated investments (amortized cost—$91,284 and $86,861, respectively)	89,984	95,268

Total investments, at fair value (amortized cost—$3,727,364 and $3,816,846, respectively)	3,804,014	3,926,234
Cash	209,609	134,932
Foreign currency, at fair value (cost—$5,291 and $3,685, respectively)	5,448	3,810
Receivable for investments sold and repaid	1,195	3,477
Income receivable	32,352	30,668
Deferred financing costs	3,212	3,459
Prepaid expenses and other assets	1,675	1,695

Total assets	$4,057,505	$4,104,275

Liabilities
Payable for investments purchased	$101	$1,978
Credit facilities payable (net of deferred financing costs of $2,903 and $3,179, respectively)(1)	639,205	638,571
Unsecured notes payable (net of deferred financing costs of $1,245 and $1,402, respectively)(1)	1,074,160	1,073,445
Stockholder distributions payable	46,683	46,704
Management fees payable	15,303	15,450
Subordinated income incentive fees payable(2)	11,999	12,871
Administrative services expense payable	542	294
Interest payable	18,190	22,851
Directors’ fees payable	490	276
Other accrued expenses and liabilities	870	7,112

Total liabilities	1,807,543	1,819,552

Commitments and contingencies(3)	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 245,587,856 and 245,725,416 shares issued and outstanding, respectively	246	246
Capital in excess of par value	2,271,588	2,272,591
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(4)	(249,570)	(245,288)
Accumulated undistributed (distributions in excess of) net investment income(4)	147,926	144,062
Net unrealized appreciation (depreciation) on investments and unrealized gain/loss on foreign currency	79,772	113,112

Total stockholders’ equity	2,249,962	2,284,723

Total liabilities and stockholders’ equity	$4,057,505	$4,104,275

Net asset value per share of common stock at period end	$9.16	$9.30

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2018	2017
Investment income
From non-controlled/unaffiliated investments:
Interest income	$75,269	$72,838
Paid-in-kind interest income	8,448	6,881
Fee income	2,453	19,530
Dividend income	7,355	—
From non-controlled/affiliated investments:
Interest income	1,428	3,684
Paid-in-kind interest income	3,147	606
Fee income	—	29
From controlled/affiliated investments:
Interest income	1,120	1,502
Paid-in-kind interest income	1,798	994

Total investment income	101,018	106,064

Operating expenses
Management fees(1)	17,854	18,367
Subordinated income incentive fees(2)	11,999	13,147
Administrative services expenses	734	734
Accounting and administrative fees	254	265
Interest expense(3)	20,053	19,439
Directors’ fees	496	271
Other general and administrative expenses	1,632	1,251

Total operating expenses	53,022	53,474
Management fee waiver(1)	(2,551)	—

Net expenses	50,471	53,474

Net investment income	50,547	52,590

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(4,351)	(48,447)
Non-controlled/affiliated investments	8	305
Controlled/affiliated investments	—	(52,879)
Net realized gain (loss) on foreign currency	61	123
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(17,501)	129,260
Non-controlled/affiliated investments	(5,530)	(12,328)
Controlled/affiliated investments	(9,707)	(4,499)
Net change in unrealized appreciation (depreciation) on secured borrowing(3)	—	(10)
Net change in unrealized gain (loss) on foreign currency	(602)	(722)

Total net realized and unrealized gain (loss)	$(37,622)	$10,803

Net increase (decrease) in net assets resulting from operations	$12,925	$63,393

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.05	$0.26

Weighted average shares outstanding	245,713,188	244,554,969

(1)	See Note 4 for a discussion of the waiver by FB Income Advisor, LLC, the Company’s former investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fee.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2018	2017
Operations
Net investment income (loss)	$50,547	$52,590
Net realized gain (loss) on investments and foreign currency	(4,282)	(100,898)
Net change in unrealized appreciation (depreciation) on investments and secured borrowing(1)	(32,738)	112,423
Net change in unrealized gain (loss) on foreign currency	(602)	(722)

Net increase (decrease) in net assets resulting from operations	12,925	63,393

Stockholder distributions(2)
Distributions from net investment income	(46,683)	(54,485)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(46,683)	(54,485)

Capital share transactions(3)
Reinvestment of stockholder distributions	—	5,350
Repurchases of common stock	(1,003)	—

Net increase (decrease) in net assets resulting from capital share transactions	(1,003)	5,350

Total increase (decrease) in net assets	(34,761)	14,258
Net assets at beginning of period	2,284,723	2,297,377

Net assets at end of period	$2,249,962	$2,311,635

Accumulated undistributed (distributions in excess of) net investment income(2)	$147,926	$146,131

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$12,925	$63,393
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(115,990)	(539,689)
Paid-in-kind interest	(13,393)	(8,481)
Proceeds from sales and repayments of investments	215,945	364,308
Net realized (gain) loss on investments and secured borrowing	4,343	101,021
Net change in unrealized (appreciation) depreciation on investments and secured borrowing(1)	32,738	(112,423)
Accretion of discount	(1,423)	(2,078)
Amortization of deferred financing costs and discount	1,238	1,381
Unrealized (gain)/loss on borrowings in foreign currency	608	607
(Increase) decrease in receivable for investments sold and repaid	2,282	(176,861)
(Increase) decrease in income receivable	(1,684)	(10,938)
(Increase) decrease in prepaid expenses and other assets	20	375
Increase (decrease) in payable for investments purchased	(1,877)	34,252
Increase (decrease) in management fees payable	(147)	345
Increase (decrease) in subordinated income incentive fees payable	(872)	262
Increase (decrease) in administrative services expense payable	248	(170)
Increase (decrease) in interest payable	(4,661)	(2,681)
Increase (decrease) in directors’ fees payable	214	(11)
Increase (decrease) in other accrued expenses and liabilities	(6,242)	(5,865)

Net cash provided by (used in) operating activities	124,272	(293,253)

Cash flows from financing activities
Reinvestment of stockholder distributions	—	5,350
Repurchases of common stock	(1,003)	—
Stockholder distributions	(46,704)	(54,364)
Borrowings under credit facilities(1)	48,000	135,000
Repayments of credit facilities(1)	(48,250)	(411)
Deferred financing costs paid	—	(3,236)

Net cash provided by (used in) financing activities	(47,957)	82,339

Total increase (decrease) in cash	76,315	(210,914)
Cash and foreign currency at beginning of period	138,742	264,598

Cash and foreign currency at end of period	$215,057	$53,684

Supplemental disclosure
Local and excise taxes paid	$5,385	$5,780

(1)	See Note 8 for a discussion of the Company’s financing arrangements. During the three months ended March 31, 2017, the Company paid $41 in interest expense on its secured borrowing. During the three months ended March 31, 2018 and 2017, the Company paid $23,476 and $20,698, respectively, in interest expense on the credit facilities and unsecured notes.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—110.2%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$35,524	$35,570	$35,524
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	2,476	2,476	2,476
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+900	1.0%	12/29/19	195,026	193,949	191,369
Actian Corp.	(e)	Software & Services	L+786	1.0%	6/30/22	11,429	11,429	11,707
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+750	1.0%	10/4/22	20,332	17,326	20,332
AG Group Merger Sub, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	12/29/23	88,944	88,944	90,167
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,995	48,995	49,729
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	884	884	866
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/18	992	992	922
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1050	1.0%	5/25/18	25	25	24
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/20	675	675	628
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1200	1.0%	5/25/18	361	361	—
Atlas Aerospace LLC	(e)(g)	Capital Goods	L+800	1.0%	12/29/22	30,476	30,476	30,781
AVF Parent, LLC	(e)(h)	Retailing	L+725	1.3%	3/1/24	56,485	56,485	56,530
Borden Dairy Co.	(e)(g)(h)	Food, Beverage & Tobacco	L+789	1.0%	7/6/23	70,000	70,000	70,602
ConnectiveRx, LLC	(e)(g)(h)	Health Care Equipment & Services	L+826	1.0%	11/25/21	45,019	45,019	45,510
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	11/1/21	5,870	5,870	5,738
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725	1.0%	10/31/23	50,609	50,609	49,470
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	10/31/23	21,209	21,209	20,732
Dade Paper & Bag, LLC	(e)	Capital Goods	L+700	1.0%	6/10/24	10,636	10,636	10,649
Dade Paper & Bag, LLC	(e)(g)(h)	Capital Goods	L+750	1.0%	6/10/24	83,395	83,395	85,584
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,255	10,195	9,699
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	80,975	80,975	81,785
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	1,102	1,104	1,104
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,812
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	2,898	2,898	2,966
H.M. Dunn Co., Inc.	(g)(l)(r)	Capital Goods	L+150, 7.8% PIK (7.8% Max PIK)	1.0%	3/26/21	1,097	1,071	499
Hudson Technologies Co.	(g)(h)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	39,846	39,846	40,095
Hudson Technologies Co.	(g)(j)(q)	Commercial & Professional Services	L+725	1.0%	10/10/23	9,511	9,511	9,570
Icynene U.S. Acquisition Corp.	(e)(g)(j)	Materials	L+700	1.0%	11/30/24	29,925	29,925	30,205
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	70,185	70,185	70,448

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	$21,481	$21,481	$21,803
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	30,328	30,328	30,556
International Aerospace Coatings, Inc.	(e)(f)(h)	Capital Goods	L+750	1.0%	6/30/20	44,520	44,450	45,410
JMC Acquisition Merger Corp.	(e)(g)(h)	Capital Goods	L+750	1.0%	1/29/24	54,885	54,885	55,160
JMC Acquisition Merger Corp.	(g)(q)	Capital Goods	L+750	1.0%	1/29/24	2,945	2,945	2,960
JSS Holdings, Inc.	(e)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	110,441	109,477	112,798
JSS Holdings, Inc.	(g)(q)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	20,182	20,182	20,613
Kodiak BP, LLC	(h)	Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,463
Kodiak BP, LLC	(g)(q)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,015
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	56,183	56,183	56,956
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+750	1.0%	6/30/20	€26,168	35,593	32,800
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+750	1.0%	6/30/20	$9,180	9,180	9,363
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	7,221	7,221	7,221
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	1,120	1,131	1,120
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	1,826	1,826	1,826
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.0%	5/5/19	1,218	1,218	1,218
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	13,226	13,226	10,813
Micronics Filtration, LLC	(e)(g)(h)	Capital Goods	L+850	1.3%	12/11/19	62,651	62,563	62,886
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	2,582	2,499	2,629
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	5/5/21	31	31	31
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	5/5/21	108	108	108
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+383	4.5%	5/5/23	1,056	1,056	1,043
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+375	4.5%	5/5/23	621	621	613
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	937	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+809	1.0%	9/2/22	28,832	28,832	29,373
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	2,396	2,396	2,441

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+800	1.3%	9/10/19		$3,276	$3,276	$3,338
PHRC License, LLC	(f)(g)	Consumer Services	L+850	1.5%	4/28/22		50,625	50,625	52,523
Polymer Additives, Inc.	(g)	Materials	L+850	1.0%	12/19/22		10,511	10,511	10,748
Polymer Additives, Inc.	(g)	Materials	L+795	1.0%	12/19/22		11,019	11,019	11,212
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/19/22		€15,000	16,982	18,847
Power Distribution, Inc.	(e)(g)	Capital Goods	L+725	1.3%	1/25/23		$29,853	29,853	30,375
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+725	1.0%	3/15/23		34,688	34,688	35,097
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+847	1.0%	9/25/21		40,688	40,687	41,094
Safariland, LLC	(e)(g)(h)	Capital Goods	L+768	1.1%	11/18/23		126,107	126,107	117,753
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.1%	11/18/23		33,282	33,282	31,077
Sequel Youth and Family Services, LLC	(e)(g)(h)	Health Care Equipment & Services	L+775	1.0%	9/1/22		94,082	94,082	95,023
Sequel Youth and Family Services, LLC	(g)(q)	Health Care Equipment & Services	L+700	1.0%	9/1/22		4,706	4,706	4,753
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+900		7/1/22		78,636	78,636	78,734
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20		90,446	90,278	90,842
SSC (Lux) Limited S.Ã r.l.	(e)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24		45,455	45,455	46,307
Staples Canada, ULC	(g)(j)	Retailing	L+700	1.0%	9/12/23	C$	20,987	17,333	16,248
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+700	1.0%	9/30/21		$4,382	4,345	4,126
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+1000	1.0%	10/1/22		2,000	1,904	1,977
Trace3, LLC	(e)(h)	Software & Services	L+775	1.0%	6/6/23		38,809	38,809	38,954
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20		52,497	52,497	52,825
USI Senior Holdings, Inc.	(e)(g)	Capital Goods	L+778	1.0%	1/5/22		63,656	63,656	65,088
VPG Metals Group LLC	(e)(g)(h)	Materials	L+1050	1.0%	12/30/20		112,752	112,713	114,443
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		696	696	696
Westbridge Technologies, Inc.	(g)	Software & Services	L+850	1.0%	4/28/23		11,939	11,880	11,954
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22		11,766	11,766	11,942

Total Senior Secured Loans—First Lien								2,581,601	2,589,465
Unfunded Loan Commitments								(110,892)	(110,892)

Net Senior Secured Loans—First Lien								2,470,709	2,478,573

Senior Secured Loans—Second Lien—6.6%
American Bath Group, LLC	(g)	Capital Goods	L+975	1.0%	9/30/24		18,000	17,596	18,068
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		8,364	8,364	8,071

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	$17,749	$17,749	$17,394
Chisholm Oil and Gas Operating, LLC	(g)	Energy	L+800	1.0%	3/21/24	16,000	16,000	15,994
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,486	15,113
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850	0.8%	11/17/20	37,362	37,349	37,549
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	22,484	22,083	11,096
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/16/25	6,482	6,366	6,579
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22	30,000	29,908	19,500

Total Senior Secured Loans—Second Lien							169,901	149,364

Senior Secured Bonds—7.3%
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	23,853	23,853	23,853
Black Swan Energy Ltd.	(e)(j)	Energy	9.0%		1/20/24	6,000	6,000	5,865
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,415	76,122
Global A&T Electronics Ltd.	(g)(j)	Semiconductors & Semiconductor Equipment	8.5%		1/12/23	6,365	6,425	6,452
Mood Media Corp.	(f)(g)(j)(t)	Media	L+600, 8.0% PIK (8.0% Max PIK)	1.0%	6/28/24	22,445	22,445	22,445
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	130	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,506	20,010
Sunnova Energy Corp.	(g)	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	817	817	816
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	7,500	7,500	7,470

Total Senior Secured Bonds							159,091	163,165

Subordinated Debt—21.9%
Ascent Resources Utica Holdings, LLC	(g)	Energy	10.0%		4/1/22	40,000	40,000	43,350
Aurora Diagnostics, LLC	(e)(f)(g)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	15,078	13,950	13,721
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	5,000	4,952	4,084
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	20,022
Byrider Holding Corp.	(g)	Automobiles & Components	20.0% PIK (20.0% Max PIK)		4/1/22	833	833	833

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	$5,000	$5,008	$4,481
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	17,393	17,803	18,013
DEI Sales, Inc.	(e)(g)	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	68,209	67,466	66,845
EV Energy Partners, L.P.	(f)(l)(r)	Energy	8.0%		4/15/19	265	251	129
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	881	881	889
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,600	5,600	5,649
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,157	1,157	1,167
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,089	1,090	1,099
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	80,417	80,417	81,121
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	13,152	13,152	13,267
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	6,887	6,887	6,948
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	14,079	14,079	14,202
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	13,819	13,819	13,940
Greystone Mezzanine Equity Member Corp.	(g)(j)	Diversified Financials	L+650	4.5%	9/15/25	4,598	4,598	4,592
Greystone Mezzanine Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+650	4.5%	9/15/25	22,402	22,402	22,374

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	$681	$682	$681
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,640	9,046
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,061	10,669
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	113	114	130
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,475	15,501
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,782	6,715
ThermaSys Corp.	(e)(f)(g)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	147,097	147,097	132,571
VPG Metals Group LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	2,311	2,311	2,309

Total Subordinated Debt							529,380	514,348
Unfunded Debt Commitments							(22,402)	(22,402)

Net Subordinated Debt							506,978	491,946

Collateralized Securities—2.3%
MP4 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	10.9%		7/25/29	21,000	11,531	11,709
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,486	1,563
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	16.1%		1/25/27	17,900	12,581	14,373
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	4.5%		10/25/21	10,000	784	449
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	6.7%		1/15/26	42,504	20,433	24,485

Total Collateralized Securities							46,815	52,579

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—20.8%(k)
5 Arches, LLC, Common Equity	(g)(j)(n)	Diversified Financials				$20,000	$500	$750
Advanced Lighting Technologies, Inc., Common Equity	(g)(l)(t)	Materials				587,637	16,520	6,699
Advanced Lighting Technologies, Inc., Warrants	(g)(l)(t)	Materials			10/4/27	9,262	86	15
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy				462,008	462	—
Altus Power America Holdings, LLC, Preferred Equity	(g)(p)	Energy	9.0%, 5.0% PIK		10/3/23	955,284	955	951
APP Holdings, LP, Warrants	(g)(j)(l)	Capital Goods			5/25/26	698,482	2,545	1,914
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy				96,800,082	29,100	24,200
ASG Everglades Holdings, Inc., Common Equity	(g)(l)(t)	Software & Services				1,689,767	36,422	88,628
ASG Everglades Holdings, Inc., Warrants	(g)(l)(t)	Software & Services			6/27/22	229,541	6,542	7,047
Aspect Software Parent, Inc., Common Equity	(g)(l)(t)	Software & Services				428,935	20,197	—
Aurora Diagnostics Holdings, LLC, Warrants	(e)(f)(g)(l)	Health Care Equipment & Services			5/25/27	229,489	1,671	1,578
Burleigh Point, Ltd., Warrants	(g)(j)(l)	Retailing			7/16/20	3,451,216	1,898	25
Byrider Holding Corp., Common Equity	(g)(l)	Automobiles & Components				833	—	—
Chisholm Oil and Gas, LLC, Series A Units	(g)(l)(n)	Energy				70,947	71	71
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods				391,300	391	274
Eastman Kodak Co., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				61,859	1,203	331
Escape Velocity Holdings, Inc., Common Equity	(g)(l)	Software & Services				19,312	193	367
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy				21,000	21,000	5,933
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy				3,937	2,601	1,122
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy				48,025	12,006	13,567
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy				70,875	17,719	20,022
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services				14,943	6,793	17,034
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services				42,281,308	42,281	38,053
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing				375	1,118	1,106
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods				2,333,333	2,333	5,017

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media				$33,034	$3,783	$1,288
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials				441,238	441	552
International Aerospace Coatings, Inc., Common Equity	(f)(l)	Capital Goods				4,401	464	—
International Aerospace Coatings, Inc., Preferred Equity	(f)(l)	Capital Goods				1,303	1,303	1,255
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods				483	483	483
JSS Holdco, LLC, Net Profits Interest	(g)(l)	Capital Goods				—	—	502
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials				972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	12.5% PIK		11/17/25	5,264	53,935	52,435
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods				490,213	490	—
Micronics Filtration Holdings, Inc., Common Equity	(g)(l)	Capital Goods				53,073	553	106
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	(g)(l)	Capital Goods				55	553	926
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	(g)(l)	Capital Goods				23	229	261
Mood Media Corp., Common Equity	(g)(j)(l)(t)	Media				16,243,967	11,804	21,401
North Haven Cadence TopCo, LLC, Common Equity	(g)(l)	Consumer Services				1,041,667	1,042	1,719
PDI Parent LLC, Common Equity	(g)(l)	Capital Goods				1,384,615	1,385	1,385
PSAV Holdings LLC, Common Equity	(f)(l)	Technology Hardware & Equipment				10,000	6,337	22,500
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy				324,954	1,997	1,851
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services				6,672,036	6,932	—
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services				59	568	958
Safariland, LLC, Common Equity	(f)(l)	Capital Goods				25,000	2,500	2,470
Safariland, LLC, Warrants	(f)(l)	Capital Goods			7/27/18	2,263	246	224
Safariland, LLC, Warrants	(f)(l)	Capital Goods			9/20/19	2,273	227	224
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services				33,306	3,400	15,441
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	9.5% PIK		11/10/18	8,000	9,239	13,696

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Sequel Industrial Products Holdings, LLC, Warrants	(g)(l)	Commercial & Professional Services			9/28/22	$1,293	$1	$443
Sequel Industrial Products Holdings, LLC, Warrants	(f)(l)	Commercial & Professional Services			5/10/22	19,388	12	7,049
Sequential Brands Group, Inc., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				206,664	2,790	431
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services				46,163	—	38,565
SSC Holdco Limited, Common Equity	(g)(j)(l)	Health Care Equipment & Services				113,636	2,273	2,307
Sunnova Energy Corp., Common Equity	(g)(l)	Energy				192,389	722	10
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy				35,115	187	208
The Brock Group, Inc., Common Equity	(g)(l)	Energy				183,826	3,652	3,575
The Stars Group Inc., Warrants	(g)(j)(l)	Consumer Services			5/15/24	2,000,000	16,832	32,500
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods				51,813	5,181	—
Viper Holdings, LLC, Series I Units	(g)(l)	Consumer Durables & Apparel				308,948	509	525
Viper Holdings, LLC, Series II Units	(g)(l)(n)	Consumer Durables & Apparel				316,770	522	539
Viper Parallel Holdings LLC, Class A Units	(g)(l)	Consumer Durables & Apparel				649,538	1,070	1,104
VPG Metals Group LLC, Class A-2 Units	(f)(l)	Materials				3,637,500	3,638	2,183
Warren Resources, Inc., Common Equity	(g)(l)	Energy				113,515	534	454
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(g)(l)	Software & Services				215,662	1,714	2,134
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(g)(l)	Software & Services				196,151	1,714	1,876
Zeta Interactive Holdings Corp., Warrants	(g)(l)	Software & Services			4/20/27	29,422	—	103

Total Equity/Other							373,870	468,387

TOTAL INVESTMENTS—169.1%							$3,727,364	3,804,014

LIABILITIES IN EXCESS OF OTHER ASSETS—(69.1%)								(1,554,052)

NET ASSETS—100%								$2,249,962

(a)	Security may be an obligation of one or more entities affiliated with the named company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2018, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 2.31%, the Euro Interbank Offered Rate, or EURIBOR, was (0.33)% and the U.S. Prime Lending Rate, or Prime, was 4.75%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

(i)	Position or portion thereof unsettled as of March 31, 2018.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2018, 81.1% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments, LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 7).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

(t)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of March 31, 2018, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the three months ended March 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2018	Interest Income(1)	PIK Income(1)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$20,383	$—	$(51)	$145	$8	$(153)	$20,332	$610	$—
Aspect Software, Inc.(2)	992	—	—	—	—	(71)	921	31	—
Aspect Software, Inc.	628	—	(4)	—	—	4	628	21	—
Aspect Software, Inc.(3)	(361)	—	—	—	—	—	(361)	—	—
Logan’s Roadhouse, Inc.(4)	6,952	258	—	—	—	—	7,210	52	257
Logan’s Roadhouse, Inc.(5)	—	1,826	—	—	—	—	1,826	9	609
Senior Secured Loans—Second Lien
Logan’s Roadhouse, Inc.	10,079	279	—	10	—	728	11,096	1	279
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	22,728	1,125	—	—	—	—	23,853	637	1,125
Mood Media Corp.	21,675	877	—	—	—	(107)	22,445	67	877
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	13,046	—	—	—	—	(6,347)	6,699	—	—
Advanced Lighting Technologies, Inc., Warrants	56	—	—	—	—	(41)	15	—	—
ASG Everglades Holdings, Inc., Common Equity	83,052	—	—	—	—	5,576	88,628	—	—
ASG Everglades Holdings, Inc., Warrants	6,289	—	—	—	—	758	7,047	—	—
Aspect Software, Inc.	—	—	—	—	—	—	—	—	—
Fronton Investor Holdings, LLC, Class B Units	17,782	—	(224)	—	—	(524)	17,034	—	—
Mood Media Corp.	26,754	—	—	—	—	(5,353)	21,401	—	—
Roadhouse Holding Inc., Common Equity	—	—	—	—	—	—	—	—	—

Total	$230,055	$4,365	$(279)	$155	$8	$(5,530)	$228,774	$1,428	$3,147

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2018

(in thousands, except share amounts)

(1)	Interest and PIK income presented for the full three months ended March 31, 2018.

(2)	Security includes a partially unfunded commitment with an amortized cost of $25 and a fair value of $24.

(3)	Security is an unfunded commitment with an amortized cost of $361 and a fair value of $0.

(4)	Security includes a partially unfunded commitment with an amortized cost of $1,131 and a fair value of $1,120.

(5)	Security includes a partially unfunded commitment with an amortized cost of $1,218 and a fair value of $1,218.

(u)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of March 31, 2018, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. During the three months ended March 31, 2018, the Company disposed of investments in one portfolio company of which it was deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the three months ended March 31, 2018:

Portfolio Company	Fair Value at December 31, 2017	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at March 31, 2018	Interest Income(1)	PIK Income(1)
Senior Secured Loans—Second Lien
JW Aluminum Co.	$38,008	$—	$(84)	$1	$(376)	$37,549	$1,002	$—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	57,260	4,506	—	—	(9,331)	52,435	118	1,798

Total	$95,268	$4,506	$(84)	$1	$(9,707)	$89,984	$1,120	$1,798

(1)	Interest and PIK income presented for the full three months ended March 31, 2018.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—110.3%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$29,824	$29,871	$29,824
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	8,176	8,176	8,176
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+900	1.0%	12/29/19	196,468	195,233	191,802
Actian Corp.	(e)	Software & Services	L+806	1.0%	6/30/22	11,429	11,429	11,571
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+750	1.0%	10/4/22	20,383	17,224	20,383
AG Group Merger Sub, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	89,169	89,169	90,729
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,995	48,995	49,730
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	884	884	866
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/18	992	992	992
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1050	1.0%	5/25/18	25	25	25
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/20	679	679	628
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1200	1.0%	5/25/18	361	361	—
Atlas Aerospace LLC	(g)	Capital Goods	L+802	1.0%	12/29/22	30,476	30,476	30,476
AVF Parent, LLC	(e)(h)	Retailing	L+725	1.3%	3/1/24	56,843	56,843	58,019
Borden Dairy Co.	(e)(g)(h)	Food, Beverage & Tobacco	L+804	1.0%	7/6/23	70,000	70,000	69,979
ConnectiveRX, LLC	(e)(g)(h)	Health Care Equipment & Services	L+828	1.0%	11/25/21	45,019	45,019	45,037
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	4,185	4,181	4,205
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725	1.0%	11/1/21	3,326	3,326	3,297
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	11/1/21	2,543	2,543	2,521
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725	1.0%	10/31/23	46,814	46,814	46,404
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	10/31/23	25,122	25,122	24,902
Dade Paper & Bag, LLC	(e)(g)(h)	Capital Goods	L+750	1.0%	6/10/24	83,605	83,605	86,531
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,255	10,185	8,896
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	81,180	81,180	81,992
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	1,358	1,361	1,360
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,750
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	2,105	2,105	2,126
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+1100		3/31/21	537	537	542
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+946	1.0%	3/26/21	1,071	1,071	1,023
Hudson Technologies Co.	(g)(h)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	39,946	39,946	40,495
Hudson Technologies Co.	(g)(j)(q)	Commercial & Professional Services	L+725	1.0%	10/10/23	9,511	9,511	9,642
Icynene U.S. Acquisition Corp.	(e)(g)	Materials	L+700	1.0%	11/30/24	30,000	30,000	30,006

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	$75,725	$75,725	$76,672
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	21,492	21,492	21,815
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	30,810	30,810	31,195
International Aerospace Coatings, Inc.	(e)(f)(h)	Capital Goods	L+750	1.0%	6/30/20	44,867	44,783	45,540
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+854	1.0%	11/6/21	6,832	6,832	6,943
JSS Holdings, Inc.	(e)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	110,566	109,565	112,280
JSS Holdings, Inc.	(g)(q)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	20,182	20,182	20,495
Kodiak BP, LLC	(h)	Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(h)(q)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	56,183	56,183	56,815
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+750	1.0%	6/30/20	€26,372	35,872	32,181
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+750	1.0%	6/30/20	$9,251	9,251	9,390
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1100	1.0%	5/5/19	6,963	6,963	6,963
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1100	1.0%	5/5/19	1,120	1,131	1,120
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	13,793	13,793	12,638
Micronics Filtration, LLC	(e)(g)(h)	Capital Goods	L+850	1.3%	12/11/19	62,813	62,704	62,420
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	2,686	2,595	2,738
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	5/5/21	38	38	38
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	5/5/21	101	101	101
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+436	4.5%	5/5/23	1,056	1,056	1,051
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+375	4.5%	5/5/23	621	621	618
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+810	1.0%	9/2/22	27,686	27,686	28,206
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	3,542	3,542	3,608
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+800	1.3%	9/10/19	17,312	17,312	17,399
PHRC License, LLC	(f)(g)	Consumer Services	L+850	1.5%	4/28/22	50,625	50,625	51,891
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/19/22	10,511	10,511	10,879
Polymer Additives, Inc.	(g)	Materials	L+834	1.0%	12/19/22	11,019	11,019	11,239
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/19/22	€15,000	16,982	18,575

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Power Distribution, Inc.	(e)(g)	Capital Goods	L+725	1.3%	1/25/23		$29,928	$29,928	$30,377
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+725	1.0%	3/15/23		34,919	34,919	35,214
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+858	1.0%	9/25/21		40,688	40,688	40,688
Safariland, LLC	(e)(g)(h)	Capital Goods	L+768	1.1%	11/18/23		126,107	126,107	127,841
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.1%	11/18/23		33,282	33,282	33,740
Sequel Youth and Family Services, LLC	(e)(g)(h)	Health Care Equipment & Services	L+778	1.0%	9/1/22		94,118	94,118	94,984
Sequel Youth and Family Services, LLC	(g)(q)	Health Care Equipment & Services	L+700	1.0%	9/1/22		4,706	4,706	4,749
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+900		7/1/22		79,039	79,039	78,249
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20		90,681	90,474	91,418
SSC (Lux) Limited S.à r.l.	(e)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24		45,455	45,455	46,364
Staples Canada, ULC	(g)(j)	Retailing	L+700	1.0%	9/12/23	C$	20,987	17,333	16,912
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+700	1.0%	9/30/21		$4,382	4,342	4,064
SunGard Availability Services Capital, Inc.	(g)(i)	Software & Services	L+1000	1.0%	10/1/22		2,000	1,900	1,924
Trace3, LLC	(e)(h)	Software & Services	L+775	1.0%	6/6/23		31,094	31,094	31,832
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20		52,685	52,685	52,816
USI Senior Holdings, Inc.	(e)(g)	Capital Goods	L+779	1.0%	1/5/22		56,582	56,582	56,902
USI Senior Holdings, Inc.	(g)(q)	Capital Goods	L+725	1.0%	1/5/22		11,513	11,513	11,578
VPG Metals Group LLC	(e)(g)(h)	Materials	L+1050	1.0%	12/30/20		114,216	114,164	115,073
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		2,037	2,037	2,088
Waste Pro USA, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20		93,590	93,590	95,345
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22		11,766	11,766	11,942
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22		2,234	2,234	2,268

Total Senior Secured Loans—First Lien								2,629,542	2,649,433
Unfunded Loan Commitments								(128,439)	(128,439)

Net Senior Secured Loans—First Lien								2,501,103	2,520,994

Senior Secured Loans—Second Lien—8.6%
American Bath Group, LLC	(g)	Capital Goods	L+975	1.0%	9/30/24		18,000	17,581	18,045
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		8,281	8,281	7,874

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20	$13,565	$13,565	$12,768
Chisholm Oil and Gas Operating, LLC	(g)	Energy	L+800	1.0%	3/21/24	16,000	16,000	15,998
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	1,206	1,162	1,212
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,463	14,981
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850	0.8%	11/17/20	37,447	37,432	38,008
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	21,926	21,794	10,079
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/16/25	6,482	6,362	6,595
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22	30,000	29,903	16,200
Stadium Management Corp.	(e)(g)(h)	Consumer Services	Prime+725	0.3%	2/27/21	55,689	55,689	55,828

Total Senior Secured Loans—Second Lien							222,232	197,588

Senior Secured Bonds—7.1%
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)		10/4/23	22,728	22,728	22,728
Black Swan Energy Ltd.	(e)(j)	Energy	9.0%		1/20/24	6,000	6,000	6,045
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,272	76,028
Global A&T Electronics Ltd.	(g)(j)(l)(r)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,967	6,490
Mood Media Corp.	(f)(g)(j)(t)	Media	L+600, 8.0% PIK (8.0% Max PIK)		6/28/24	21,568	21,568	21,675
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	130	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,476	19,898
Sunnova Energy Corp.	(g)	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	1,058	1,058	1,058
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	7,500	7,500	7,596

Total Senior Secured Bonds							157,699	161,650

Subordinated Debt—21.4%
Ascent Resources Utica Holdings, LLC	(g)	Energy	10.0%		4/1/22	40,000	40,000	43,226
Aurora Diagnostics, LLC	(e)(f)(h)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	14,966	13,712	13,918

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	$5,000	$4,947	$4,775
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	20,171
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,008	4,731
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	17,393	17,829	18,196
DEI Sales, Inc.	(e)(g)	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	67,532	66,763	66,519
EV Energy Partners, L.P.	(f)(r)	Energy	8.0%		4/15/19	265	251	135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	849	849	864
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,398	5,398	5,492
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,115	1,115	1,135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,050	1,050	1,068
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	77,511	77,511	78,867
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	12,677	12,677	12,899
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	6,638	6,638	6,755
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	13,570	13,570	13,807
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	13,320	13,320	13,553
Greystone Mezzanine Equity Member Corp.	(g)(j)	Diversified Financials	L+650		9/15/25	1,365	1,365	1,365
Greystone Mezzanine Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+650		9/15/25	25,635	25,635	25,635
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	661	661	661
Jupiter Resources Inc.	(f)(g)(j)	Energy	8.5%		10/1/22	6,425	5,623	3,967
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,664	10,478
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,057	10,771

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	$139	$139	$156
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,438	15,690
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,689	6,705
ThermaSys Corp.	(e)(f)(g)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	145,241	145,241	131,625
VPG Metals Group LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	2,238	2,238	2,232

Total Subordinated Debt							526,261	515,396
Unfunded Debt Commitments							(25,635)	(25,635)

Net Subordinated Debt							500,626	489,761

Collateralized Securities—2.4%
MP4 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	14.9%		10/25/25	21,000	11,305	11,993
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,484	1,562
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	15.8%		1/25/27	17,900	12,928	14,714
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	4.5%		10/25/21	10,000	775	661
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	9.9%		1/15/26	42,504	20,979	25,389

Total Collateralized Securities							47,471	54,319

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—22.0%(k)
5 Arches, LLC, Common Equity	(g)(j)(n)	Diversified Financials				20,000	$500	$500
Advanced Lighting Technologies, Inc., Common Equity	(g)(l)(t)	Materials				587,637	16,520	13,046
Advanced Lighting Technologies, Inc., Warrants, 10/4/2027	(g)(l)(t)	Materials				9,262	86	56
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy				462,008	462	69

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Altus Power America Holdings, LLC, Preferred Equity	(g)(p)	Energy	9.0%, 5.0% PIK		10/3/23	955,284	$955	$955
AP Exhaust Holdings, LLC, Class A1 Common Units	(g)(l)(n)	Automobiles & Components				8	—	—
AP Exhaust Holdings, LLC, Class A1 Preferred Units	(g)(l)(n)	Automobiles & Components				803	895	811
APP Holdings, LP, Warrants, 5/25/2026	(g)(j)(l)	Capital Goods				698,482	2,545	1,903
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy				96,800,082	29,100	24,200
ASG Everglades Holdings, Inc., Common Equity	(g)(l)(t)	Software & Services				1,689,767	36,422	83,052
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(g)(l)(t)	Software & Services				229,541	6,542	6,289
Aspect Software Parent, Inc., Common Equity	(g)(l)(t)	Software & Services				428,935	20,197	—
Aurora Diagnostics Holdings, LLC, Warrants, 5/25/2027	(e)(f)(g)(l)	Health Care Equipment & Services				229,489	1,671	1,640
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(j)(l)	Retailing				3,451,216	1,898	49
Chisholm Oil and Gas, LLC, Series A Units	(g)(l)(n)	Energy				70,947	71	70
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods				391,300	391	274
Eastman Kodak Co., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				61,859	1,203	192
Escape Velocity Holdings, Inc., Common Equity	(g)(l)	Software & Services				19,312	193	456
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy				21,000	21,000	6,090
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy				3,937	2,601	1,152
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy				48,025	12,006	13,807
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy				70,875	17,719	20,554

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services				14,943	$7,017	$17,782
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services				42,281,308	42,281	38,053
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing				375	1,118	1,117
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods				2,333,333	2,333	5,950
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media				33,034	3,783	2,573
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials				441,238	441	662
International Aerospace Coatings, Inc., Common Equity	(f)(l)	Capital Goods				4,401	464	26
International Aerospace Coatings, Inc., Preferred Equity	(f)(l)	Capital Goods				1,303	1,303	1,303
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods				483	483	655
JSS Holdco, LLC, Net Profits Interest	(g)(l)	Capital Goods				—	—	761
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials				972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	12.5% PIK		11/17/25	4,499	49,429	57,260
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods				490,213	490	—
Micronics Filtration Holdings, Inc., Common Equity	(g)(l)	Capital Goods				53,073	553	—
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	(g)(l)	Capital Goods				55	553	901
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	(g)(l)	Capital Goods				23	229	254
Mood Media Corp., Common Equity	(g)(j)(l)(t)	Media				16,243,967	11,804	26,754
North Haven Cadence TopCo, LLC, Common Equity	(g)(l)	Consumer Services				1,041,667	1,042	1,615
PDI Parent LLC, Common Equity	(g)(l)	Capital Goods				1,384,615	1,385	1,454

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
PSAV Holdings LLC, Common Equity	(f)(l)	Technology Hardware & Equipment				10,000	$10,000	$34,000
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy				324,954	1,997	1,973
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services				6,672,036	6,932	—
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services				59	587	893
Safariland, LLC, Common Equity	(f)(l)	Capital Goods				25,000	2,500	8,200
Safariland, LLC, Warrants, 7/27/2018	(f)(l)	Capital Goods				2,263	246	742
Safariland, LLC, Warrants, 9/20/2019	(f)(l)	Capital Goods				2,273	227	746
SandRidge Energy, Inc., Common Equity	(g)(j)(l)(s)	Energy				421,682	9,413	8,885
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services				33,306	3,400	14,898
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	9.5% PIK		11/10/18	8,000	13,376	13,378
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(l)	Commercial & Professional Services				1,293	1	422
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(l)	Commercial & Professional Services				19,388	12	6,733
Sequential Brands Group, Inc., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				206,664	2,790	368
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services				46,163	—	37,858
SSC Holdco Limited, Common Equity	(g)(j)(l)	Health Care Equipment & Services				113,636	2,273	2,716
Sunnova Energy Corp., Common Equity	(g)(l)	Energy				192,389	722	—
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy				35,115	187	142
The Brock Group, Inc., Common Equity	(g)(l)	Energy				183,826	3,652	3,833
The Stars Group Inc., Warrants, 5/15/2024	(g)(j)(l)	Consumer Services				2,000,000	16,832	25,140
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods				51,813	5,181	78
Viper Holdings, LLC, Series I Units	(g)(l)	Consumer Durables & Apparel				308,948	509	541
Viper Holdings, LLC, Series II Units	(g)(l)(n)	Consumer Durables & Apparel				316,770	522	554
Viper Parallel Holdings LLC, Class A Units	(g)(l)	Consumer Durables & Apparel				649,538	1,070	1,137
VPG Metals Group LLC, Class A-2 Units	(f)(l)	Materials				3,637,500	3,638	2,183

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Warren Resources, Inc., Common Equity	(f)(g)(l)	Energy				113,515	$534	$193
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(g)(l)	Software & Services				215,662	1,714	2,092
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(g)(l)	Software & Services				196,151	1,714	1,830
Zeta Interactive Holdings Corp., Warrants, 4/20/2027	(g)(l)	Software & Services				29,422	—	102

Total Equity/Other							387,715	501,922

TOTAL INVESTMENTS—171.8%							$3,816,846	3,926,234

LIABILITIES IN EXCESS OF OTHER ASSETS—(71.8%)								(1,641,511)

NET ASSETS—100%								$2,284,723

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.69%, the Euro Interbank Offered Rate, or EURIBOR, was (0.33)% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2017.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 82.0% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 7).

(t)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2017:

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$—	$—	$20,026	$(2,948)	$138	$8	$3,159	$20,383	$584	$—	$891
ASG Technologies Group, Inc.	54,766	—	11,832	(65,789)	49	295	(1,153)	—	3,203	356	—
Aspect Software, Inc.(1)(2)	—	634	536	(178)	—	—	—	992	93	—	14
Aspect Software, Inc.(2)	—	697	—	(18)	—	—	(51)	628	79	—	3
Aspect Software, Inc.(3)	—	—	—	—	—	—	(361)	(361)	6	—	12
Logan’s Roadhouse, Inc.(4)	—	—	6,963	—	—	—	(11)	6,952	32	81	729
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	23,872	—	—	(24,611)	549	5,529	(5,339)	—	2,286	—	1,231
Logan’s Roadhouse, Inc.	15,415	—	5,648	—	32	—	(11,016)	10,079	12	2,032	—
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	—	32,222	—	(34,048)	—	1,826	—	—	2,169	—	—
Advanced Lighting Technologies, Inc.	—	—	22,728	—	—	—	—	22,728	337	—	—
Mood Media Corp.	—	21,568	—	—	—	—	107	21,675	1,535	—	—
Subordinated Debt
Mood Media Corp.(2)	—	5,689	—	(6,460)	44	727	—	—	432	—	—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	—	—	16,520	—	—	—	(3,474)	13,046	—	—	—
Advanced Lighting Technologies, Inc., Warrants	—	—	86	—	—	—	(30)	56	—	—	—
Advanced Lighting Technologies, Inc., Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	79,673	—	—	—	—	—	3,379	83,052	—	—	—
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	5,830	—	—	—	—	—	459	6,289	—	—	—
Aspect Software, Inc.(2)	—	19,792	100	—	—	305	(20,197)	—	—	—	—

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Fronton Investor Holdings, LLC, Class B Units	15,092	—	—	(7,994)	—	—	10,684	17,782	—	—	—
Mood Media Corp.	—	6,662	5,142	—	—	—	14,950	26,754	—	—	—
Roadhouse Holding Inc., Common Equity	8,147	—	—	—	—	—	(8,147)	—	—	—	—

Total	$202,795	$87,264	$89,581	$(142,046)	$812	$8,690	$(17,041)	$230,055	$10,768	$2,469	$2,880

(1)	Security includes a partially unfunded commitment with an amortized cost of $25 and a fair value of $25.

(2)	The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(3)	Security is an unfunded commitment with an amortized cost of $361 and a fair value of $0.

(4)	Security includes a partially unfunded commitment with an amortized cost of $1,131 and a fair value of $1,120.

(5)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

(u)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. During the year ended December 31, 2017, the Company disposed of investments in one portfolio of which it was deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the year ended December 31, 2017:

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(2)	PIK Income(2)
Senior Secured Loans—First Lien
Swiss Watch International, Inc.(1)	$—	$12,185	$—	$(1,615)	$—	$(10,570)	$—	$—	$—	$—
Swiss Watch International, Inc.(1)	—	42,301	—	—	—	(42,301)	—	—	(7)	—
Senior Secured Loans—Second Lien
JW Aluminum Co.	38,039	—	146	(85)	4	—	(96)	38,008	3,536	146
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	45,031	—	5,922	—	—	—	6,307	57,260	844	5,923
SWI Holdco LLC, Common Equity(1)	—	—	8	—	—	(8)	—	—	—	—

Total	$83,070	$54,486	$6,076	$(1,700)	$4	$(52,879)	$6,211	$95,268	$4,373	$6,069

(1)	The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(2)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2018, the Company had two wholly-owned financing subsidiaries and five wholly-owned subsidiaries through which it holds interests in portfolio companies. The unaudited consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2018. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Company’s investment adviser will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

As the Company previously announced on April 9, 2018, GSO / Blackstone Debt Funds Management LLC, or GDFM, resigned as the investment sub-adviser to the Company and terminated the investment sub-advisory agreement, or the investment sub-advisory agreement, between FB Income Advisor, LLC, or FB Advisor, and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, on April 9, 2018, the Company entered into an investment advisory agreement, or the FS/KKR Advisor investment advisory agreement, with FS/KKR Advisor, LLC, or FS/KKR Advisor, a newly-formed investment adviser jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as FS Investments) and by KKR Credit Advisors (US), LLC, or KKR Credit, pursuant to which FS/KKR Advisor acts as investment adviser to the Company. The FS/KKR Advisor investment advisory agreement replaced the amended and restated investment advisory agreement, dated July 17, 2014, or the FB Advisor investment advisory agreement, by and between the Company and FB Advisor. See Note 11 for additional information.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2017 included in the Company’s annual report on Form 10-K for the year ended December 31, 2017. Operating results for the three months ended March 31, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The December 31, 2017 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2017. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Capital Gains Incentive Fee: Pursuant to the terms of the FB Advisor investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the FB Advisor investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

See Note 11 for information relating to the incentive fee on capital gains under the FS/KKR investment advisory agreement.

Subordinated Income Incentive Fee: Pursuant to the terms of the FB Advisor investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the FB Advisor investment advisory agreement, which is calculated and payable

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

See Note 11 for information relating to the subordinated incentive fee on income under the FS/KKR investment advisory agreement.

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and

Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

Reclassifications: Certain amounts in the unaudited consolidated financial statements as of and for the three months ended March 31, 2017 and the audited consolidated financial statements as of and for the year ended December 31, 2017 may have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements as of and for the three months ended March 31, 2018. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

Effective January 1, 2018, the Company adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers, using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption. The Company did not identify any in-scope contracts that had not been completed as of the date of adoption and, as a result, the Company did not recognize a cumulative effect on stockholders’ equity in connection with the adoption of the new revenue recognition guidance.

The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. Under the new revenue recognition guidance, which the Company has applied to all new in-scope contracts as of the date of adoption, structuring and other upfront fees are recognized as revenue based on the transaction price as the performance obligation is fulfilled. The related performance obligation consists of structuring activities and is satisfied over time as such activities are performed. Consideration is variable and is constrained from being included in the transaction price until the uncertainty associated with the variable consideration is resolved, typically as of the trade date of the related transaction. Payment is typically due on the settlement date of the related transaction.

For the three months ended March 31, 2018, the Company recognized $1,490 in structuring fee revenue under the new revenue recognition guidance and included such revenue in the fee income line item on its consolidated statement of operations. Comparative periods are presented in accordance with revenue recognition guidance effective prior to January 1, 2018, under which the Company recorded structuring and other non-recurring upfront fees as income when earned. The Company has determined that the adoption of the new revenue recognition guidance did not have a material impact on the amount of revenue recognized for the three months ended March 31, 2018.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	—	$—	536,304	$5,350
Share Repurchase Program	(137,560)	(1,003)	—	—

Net Proceeds from Share Transactions	(137,560)	$(1,003)	536,304	$5,350

During the three months ended March 31, 2018, the administrator for the Company’s distribution reinvestment plan, or DRP, purchased 572,388 shares of common stock in the open market at an average price per share of $7.69 (totaling $4,399) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from April 1, 2018 to May 9, 2018, the administrator for the DRP purchased 579,404 shares of common stock in the open market at an average price per share of $7.53 (totaling $4,362) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.

Share Repurchase Program

In February 2018, the Company’s board of directors authorized a stock repurchase program. Under the program, the Company may repurchase up to $50 million in the aggregate of its outstanding common stock in the open market at prices below the then-current net asset value per share. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, the Company’s stock price, applicable legal and regulatory requirements and other factors. The program will be in effect through February 21, 2019, unless extended or until the aggregate repurchase amount that has been approved by the Company’s board of directors has been expended. The program does not require the Company to repurchase any specific number of shares. The program may be suspended, extended, modified or discontinued at any time.

During the three months ended March 31, 2018, the Company repurchased 137,560 shares of common stock pursuant to the share repurchase program at an average price per share of $7.29 (totaling $1,003). During the period from April 1, 2018 to May 9, 2018, the Company repurchased 3,324,358 shares of common stock pursuant to the share repurchase program at an average price per share (inclusive of commissions paid) of $7.52 (totaling $25,000).

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the FB Advisor investment advisory agreement, FB Advisor is entitled to an annual base management fee equal to 1.75% of the average value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Base management fees are paid on a quarterly basis in arrears. FB Advisor has agreed, effective October 1, 2017, to (a) waive a portion of the base management fee to which it is entitled under

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the FB Advisor investment advisory agreement so that the fee received equals 1.50% of the average value of the Company’s gross assets and (b) continue to calculate the subordinated incentive fee on income to which it is entitled under the FB Advisor investment advisory agreement as if the base management fee was 1.75% of the average value of the Company’s gross assets. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that FB Advisor may be entitled to under the FB Advisor investment advisory agreement.

Pursuant to the investment sub-advisory agreement, GDFM is entitled to receive 50% of all management and incentive fees payable to FB Advisor under the FB Advisor investment advisory agreement with respect to each year.

On April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the FB Advisor administration agreement, which governs the administrative services provided to the Company by FB Advisor. Pursuant to the FB Advisor administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (which does business as FS Investments), or FS Investments, providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the FB Advisor administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses accrued under the FB Advisor investment advisory agreement and the FB Advisor administration agreement, as applicable, during the three months ended March 31, 2018 and 2017:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2018	2017
FB Advisor	FB Advisor Investment Advisory Agreement	Base Management Fee(1)	$15,303	$18,367
FB Advisor	FB Advisor Investment Advisory Agreement	Subordinated Incentive Fee on Income(2)	$11,999	$13,147
FB Advisor	FB Advisor Administration Agreement	Administrative Services Expenses(3)	$734	$734

(1)	FB Advisor agreed, effective October 1, 2017, to waive a portion of the base management fee to which it was entitled under the FB Advisor investment advisory agreement so that the fee received equaled 1.50% of the average value of the Company’s gross assets. For the three months ended March 31, 2018, the amount shown is net of waivers of $2,551. During the three months ended March 31, 2018 and 2017, $15,450 and $18,022, respectively, in base management fees were paid to FB Advisor. As of March 31, 2018, $15,303 in base management fees were payable to FB Advisor.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

(2)	During the three months ended March 31, 2018 and 2017, $12,871 and $12,885, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2018, a subordinated incentive fee on income of $11,999 was payable to FB Advisor.

(3)	During the three months ended March 31, 2018 and 2017, $568 and $650, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $486 and $904, respectively, in administrative services expenses to FB Advisor during the three months ended March 31, 2018 and 2017.

See Note 11 for information relating to the compensation of FS/KKR Advisor under the FS/KKR investment advisory agreement and the FS/KKR administration agreement.

Potential Conflicts of Interest

The members of the senior management and investment teams of FS/KKR Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Company does, or of investment vehicles managed by the same personnel. For example, FS/KKR Advisor is the investment adviser to FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust, Inc. and Corporate Capital Trust II, and the officers, managers and other personnel of FS/KKR Advisor may serve in similar or other capacities for the investment advisers to future investment vehicles affiliated with FS Investments or KKR Credit. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Company’s best interests or in the best interest of the Company’s stockholders. The Company’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For additional information regarding potential conflicts of interest, see the Company’s annual report on Form 10-K for the year ended December 31, 2017.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term.

In an order dated June 4, 2013, or the FS Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers. However, in connection with the investment advisory relationship with FS/KKR Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors authorized and directed that the Company (i) withdraw from the FS Order, except with respect to any transaction in which the Company participated in reliance on the FS Order prior to April 9, 2018, and (ii) rely on an exemptive relief order, dated April 3, 2018, that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by FS/KKR Advisor or KKR Credit, with certain affiliates of FS/KKR Advisor.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the three months ended March 31, 2018 and 2017:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2017
March 31, 2017	$0.22275	$54,485
Fiscal 2018
March 31, 2018	$0.19000	$46,683

On May 2, 2018, the Company’s board of directors declared a regular quarterly cash distribution of $0.19 per share, which will be paid on or about July 3, 2018 to stockholders of record as of the close of business on June 20, 2018. As previously announced by the Company, subject to market conditions, the Company’s board of directors currently intends to make a special distribution in the fourth quarter of 2018 that equates to the cumulative amount, if any, of net investment income earned during the twelve months following October 1, 2017 that is in excess of $0.76 per share. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Pursuant to the Company’s DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the three months ended March 31, 2018 and 2017:

Three Months Ended March 31,
	2018		2017
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	46,683	100%	54,485	100%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—

Total	$46,683	100%	$54,485	100%

(1)	During the three months ended March 31, 2018 and 2017, 85.4% and 90.6%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.4% and 1.4%, respectively, was attributable to non-cash accretion of discount and 13.2% and 8.0%, respectively, was attributable to PIK interest.

The Company’s net investment income on a tax basis for the three months ended March 31, 2018 and 2017 was $49,569 and $44,846, respectively. As of March 31, 2018 and December 31, 2017, the Company had $149,533 and $146,647 of undistributed net investment income, respectively, and $205,647 and $195,140, respectively, of accumulated capital losses on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the impact of consolidating certain subsidiaries for purposes of computing GAAP-basis net investment income but not for purposes of computing tax-basis net investment income and income recognized for tax purposes on certain transactions but not recognized for GAAP purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
GAAP-basis net investment income	$50,547	$52,590
Income subject to tax not recorded for GAAP	(144)	(71)
GAAP versus tax-basis impact of consolidation of certain subsidiaries	2,910	3,033
Reclassification or deferral of unamortized original issue discount, prepayment fees and other income	(3,794)	(10,818)
Other miscellaneous differences	50	112

Tax-basis net investment income	$49,569	$44,846

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2018 and December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2018 (Unaudited)	December 31, 2017
Distributable ordinary income	$149,533	$146,647
Distributable realized gains (accumulated capital losses)(1)	(205,647)	(195,140)
Other temporary differences	(246)	(257)
Net unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency(2)	37,079	60,636

Total	$(19,281)	$11,886

(1)	Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of March 31, 2018, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $27,909 and $177,738, respectively.

(2)	As of March 31, 2018 and December 31, 2017, the gross unrealized appreciation on the Company’s investments and secured borrowing and gain on foreign currency was $243,317 and $259,416, respectively. As of March 31, 2018 and December 31, 2017, the gross unrealized depreciation on the Company’s investments and secured borrowing and loss on foreign currency was $206,238 and $198,780, respectively.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $3,770,057 and $3,869,322 as of March 31, 2018 and December 31, 2017, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $33,957 and $56,912 as of March 31, 2018 and December 31, 2017, respectively.

As of March 31, 2018, the Company had a deferred tax liability of $5,961 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $13,987 resulting from net operating losses of the Company’s wholly-owned taxable subsidiaries. As of March 31, 2018, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses and capital losses, therefore the deferred tax asset was offset by a valuation allowance of $8,026. For the three months ended March 31, 2018, the Company did not record a provision for taxes related to wholly-owned taxable subsidiaries.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2018 and December 31, 2017:

	March 31, 2018 (Unaudited)			December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,470,709	$2,478,573	65%	$2,501,103	$2,520,994	64%
Senior Secured Loans—Second Lien	169,901	149,364	4%	222,232	197,588	5%
Senior Secured Bonds	159,091	163,165	4%	157,699	161,650	4%
Subordinated Debt	506,978	491,946	13%	500,626	489,761	13%
Collateralized Securities	46,815	52,579	1%	47,471	54,319	1%
Equity/Other	373,870	468,387	13%	387,715	501,922	13%

Total	$3,727,364	$3,804,014	100%	$3,816,846	$3,926,234	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of March 31, 2018, the Company held investments in one portfolio company of which it is deemed to “control.” As of March 31, 2018, the Company held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the unaudited consolidated schedule of investments as of March 31, 2018 in this quarterly report on Form 10-Q.

As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to “control.” As of December 31, 2017, the Company held investments in six portfolio companies of which it is

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2017 in this quarterly report on Form 10-Q.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of March 31, 2018, the Company had nineteen unfunded debt investments with aggregate unfunded commitments of $133,294, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. As of December 31, 2017, the Company had twenty unfunded debt investments with aggregate unfunded commitments of $154,074, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s unaudited consolidated schedule of investments as of March 31, 2018 and the Company’s audited consolidated schedule of investments as of December 31, 2017.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2018 and December 31, 2017:

	March 31, 2018 (Unaudited)		December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$18,227	1%	$13,579	0%
Capital Goods	1,097,856	29%	1,053,614	27%
Commercial & Professional Services	469,071	12%	560,414	14%
Consumer Durables & Apparel	161,546	4%	173,855	4%
Consumer Services	218,498	6%	265,220	7%
Diversified Financials	148,299	4%	140,249	4%
Energy	237,484	6%	257,841	7%
Food, Beverage & Tobacco	70,602	2%	69,979	2%
Health Care Equipment & Services	239,590	6%	239,916	6%
Materials	359,764	9%	370,740	10%
Media	116,263	3%	128,335	3%
Retailing	175,194	5%	174,289	4%
Semiconductors & Semiconductor Equipment	6,452	0%	6,490	0%
Software & Services	229,812	6%	205,052	5%
Technology Hardware & Equipment	22,500	1%	34,000	1%
Telecommunication Services	164,918	4%	164,864	4%
Transportation	67,938	2%	67,797	2%

Total	$3,804,014	100%	$3,926,234	100%

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2018 and December 31, 2017, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2018 (Unaudited)	December 31, 2017
Level 1—Price quotations in active markets	$762	$9,445
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	3,803,252	3,916,789

	$3,804,014	$3,926,234

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Except as described above, the Company values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors, or the valuation committee, and the board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the three months ended March 31, 2018 and 2017 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2018
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,520,994	$197,588	$161,650	$489,761	$54,319	$492,477	$3,916,789
Accretion of discount (amortization of premium)	464	59	643	265	2	(10)	1,423
Net realized gain (loss)	51	43	(767)	(2,508)	—	319	(2,862)
Net change in unrealized appreciation (depreciation)	(12,027)	4,107	123	(4,167)	(1,084)	(20,420)	(33,468)
Purchases	98,395	4,167	6,426	4,059	235	2,708	115,990
Paid-in-kind interest	1,170	379	2,034	7,694	—	2,116	13,393
Sales and repayments	(130,474)	(56,979)	(6,944)	(3,158)	(893)	(9,565)	(208,013)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,478,573	$149,364	$163,165	$491,946	$52,579	$467,625	$3,803,252

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(9,918)	$4,296	$(356)	$(5,822)	$(1,084)	$(20,330)	$(33,214)

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,935,441	$599,155	$159,470	$454,045	$72,058	$500,321	$3,720,490
Accretion of discount (amortization of premium)	425	1,076	160	414	2	1	2,078
Net realized gain (loss)	(53,064)	200	(47,058)	(1,130)	(266)	297	(101,021)
Net change in unrealized appreciation (depreciation)	54,770	1,906	51,165	26,515	(372)	(19,795)	114,189
Purchases	335,783	51,826	38,221	104,143	—	4,974	534,947
Paid-in-kind interest	280	987	—	6,077	—	1,137	8,481
Sales and repayments	(39,406)	(282,028)	(30,615)	(4,739)	(7,499)	(21)	(364,308)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,234,229	$373,122	$171,343	$585,325	$63,923	$486,914	$3,914,856

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$5,805	$1,814	$1,594	$26,172	$(372)	$(17,179)	$17,834

The following is a reconciliation for the three months ended March 31, 2017 of a secured borrowing for which significant unobservable inputs (Level 3) were used in determining market value:

For the Three Months Ended March 31, 2017
Secured Borrowing
Fair value at beginning of period	$(2,880)
Amortization of premium (accretion of discount)	(1)
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(10)
Repayments on secured borrowing	—
Paid-in-kind interest	—
Proceeds from secured borrowing	—
Net transfers in or out of Level 3	—

Fair value at end of period	$(2,891)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(10)

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of March 31, 2018 and December 31, 2017 were as follows:

Type of Investment	Fair Value at March 31, 2018 (Unaudited)	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,300,794	Market Comparables	Market Yield (%)	6.8% - 14.3%	10.3%
			EBITDA Multiples (x)	5.8x - 10.5x	8.4x
	56,552	Other(2)	Other(2)	N/A	N/A
	121,227	Market Quotes	Indicative Dealer Quotes	92.2% -102.5%	99.7%
Senior Secured Loans—Second Lien	90,104	Market Comparables	Market Yield (%)	9.0% - 18.5%	11.7%
			EBITDA Multiples (x)	5.8x - 6.8x	6.3x
	59,260	Market Quotes	Indicative Dealer Quotes	64.0% -102.0%	89.0%
Senior Secured Bonds	112,850	Market Comparables	Market Yield (%)	8.3% - 12.5%	8.7%
			EBITDA Multiples (x)	4.5x - 7.3x	7.0x
			Production Multiples (Mboe/d)	$41,000.0 -$43,500.0	$42,250.0
			Proved Reserves Multiples (Mmboe)	$13.5 - $14.5	$14.0
			PV-10 Multiples (x)	1.0x - 1.0x	1.0x
	23,853	Other(2)	Other(2)	N/A	N/A
	26,462	Market Quotes	Indicative Dealer Quotes	100.5% - 101.5%	100.8%
Subordinated Debt	366,237	Market Comparables	Market Yield (%)	8.3% - 20.3%	15.0%
			EBITDA Multiples (x)	9.0x - 11.3x	9.3x
	125,709	Market Quotes	Indicative Dealer Quotes	47.5% - 108.5%	98.6%
Collateralized Securities	52,579	Market Quotes	Indicative Dealer Quotes	4.5% - 100.2%	64.2%
Equity/Other	462,090	Market Comparables	Market Yield (%)	16.0% - 16.5%	16.3%
			Capacity Multiple ($/kW)	$1,875.0 - $2,125.0	$2,000.0
			EBITDA Multiples (x)	4.5x - 27.8x	8.5x
			Production Multiples (Mboe/d)	$32,500.0 - $43,500.0	$34,120.3
			Production Multiples (MMcfe/d)	$4,000.0 - $4,500.0	$4,250.0
			Proved Reserves Multiples (Bcfe)	$1.0 - $1.1	$1.0
			Proved Reserves Multiples (Mmboe)	$4.3 - $14.5	$4.9
			PV-10 Multiples (x)	1.0x - 2.0x	1.4x
		Discounted Cash Flow	Discount Rate (%)	10.5% - 12.5%	11.5%
		Option Valuation Model	Volatility (%)	24.3% - 34.5%	32.5%
	5,535	Other(2)	Other(2)	N/A	N/A

Total	$3,803,252

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,355,454	Market Comparables	Market Yield (%)	6.2% - 14.0%	9.8%
			EBITDA Multiples (x)	5.0x - 8.0x	7.2x
	52,295	Other(2)	Other(2)	N/A	N/A
	113,245	Market Quotes	Indicative Dealer Quotes	85.5% - 102.8%	99.4%
Senior Secured Loans—Second Lien	84,727	Market Comparables	Market Yield (%)	8.3% - 20.7%	11.3%
			EBITDA Multiples (x)	5.0x - 6.0x	5.5x
	112,861	Market Quotes	Indicative Dealer Quotes	50.5% - 102.3%	93.7%
Senior Secured Bonds	112,534	Market Comparables	Market Yield (%)	7.7% - 12.3%	8.6%
			EBITDA Multiples (x)	4.8x - 8.0x	7.7x
			Production Multiples (Mboe/d)	$42,250.0 - $44,750.0	$43,500.0
			Proved Reserves Multiples (Mmboe)	$10.3 - $11.3	$10.8
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
	29,218	Other(2)	Other(2)	N/A	N/A
	19,898	Market Quotes	Indicative Dealer Quotes	99.5% - 100.5%	100.0%
Subordinated Debt	357,169	Market Comparables	Market Yield (%)	7.8% - 16.8%	14.5%
			EBITDA Multiples (x)	9.0x - 11.0x	9.5x
	132,592	Market Quotes	Indicative Dealer Quotes	50.0% - 108.5%	99.4%
Collateralized Securities	54,319	Market Quotes	Indicative Dealer Quotes	6.6% - 100.2%	65.8%
Equity/Other	448,949	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			Capacity Multiple ($/kW)	$2,000.0 - $2,250.0	$2,125.0
			EBITDA Multiples (x)	4.8x - 23.5x	8.3x
			Production Multiples (Mboe/d)	$32,500.0 - $44,750.0	$34,191.4
			Production Multiples (MMcfe/d)	$5,000.0 - $5,500.0	$5,250.0
			Proved Reserves Multiples (Bcfe)	$1.8 - $2.0	$1.9
			Proved Reserves Multiples (Mmboe)	$8.3 - $11.3	$8.6
			PV-10 Multiples (x)	0.8x - 2.6x	2.3x
		Discounted Cash Flow	Discount Rate (%)	11.0% - 13.0%	12.0%
		Option Valuation Model	Volatility (%)	30.0% - 36.5%	35.3%
	43,528	Other(2)	Other(2)	N/A	N/A

Total	$3,916,789

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2018 and December 31, 2017. For additional information regarding these financing arrangements, see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2017 and the additional disclosure set forth in this Note 8.

	As of March 31, 2018 (Unaudited)
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$102,000		$48,000	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	115,108	(2)	212,392	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	275,000		—	May 15, 2022

Total			$1,722,108		$260,392

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	Amount includes borrowing in Euros and Canadian dollars. Euro balance outstanding of €41,372 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.23 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S dollars at an exchange rate of CAD $1.00 to $0.78 as of March 31, 2018 to reflect total amount outstanding in U.S. dollars.

	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$150,000		$—	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	66,750	(2)	260,750	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	275,000		—	May 15, 2022

Total			$1,721,750		$260,750

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,576 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.20 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.80 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the three months ended March 31, 2018 and 2017, the components of total interest expense for the Company’s financing arrangements were as follows:

	Three Months Ended March 31,
	2018			2017
Arrangement(1)	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense	Direct Interest Expense	Amortization of Deferred Financing Costs and Discount	Total Interest Expense
Hamilton Street Credit Facility(2)	$1,465	$81	$1,546	$1,382	$81	$1,463
ING Credit Facility(2)	1,103	166	1,269	1,275	308	1,583
Locust Street Credit Facility	4,678	276	4,954	3,792	276	4,068
4.000% Notes due 2019	4,000	302	4,302	4,000	302	4,302
4.250% Notes due 2020	4,303	279	4,582	4,303	279	4,582
4.750% Notes due 2022	3,266	134	3,400	3,266	134	3,400
Partial Loan Sale(3)	—	—	—	40	1	41

Total	$18,815	$1,238	$20,053	$18,058	$1,381	$19,439

(1)	Borrowings of each of the Company’s wholly-owned, special-purpose financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Direct interest expense includes the effect of non-usage fees.

(3)	Total interest expense for the secured borrowing includes the effect of amortization of discount.

For the three months ended March 31, 2018 and 2017, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Company’s financing arrangements were as follows:

	Three Months Ended March 31,
	2018				2017
Arrangement	Cash Paid for Interest Expense	Average Borrowings	Effective Interest Rate	Weighted Average Interest Rate(1)	Cash Paid for Interest Expense	Average Borrowings	Effective Interest Rate	Weighted Average Interest Rate(1)
Hamilton Street Credit Facility(2)(3)	$1,501	$139,333	4.57%	4.21%	$—	$150,000	3.69%	3.69%
ING Credit Facility(2)(4)	1,003	77,942	3.99%	5.66%	1,353	133,941	3.68%	3.81%
Locust Street Credit Facility(3)	4,365	425,000	4.38%	4.40%	2,738	425,000	3.57%	3.57%
4.000% Notes due 2019(5)	8,000	400,000	4.00%	4.00%	8,000	400,000	4.00%	4.00%
4.250% Notes due 2020(5)	8,607	405,000	4.25%	4.25%	8,607	405,000	4.25%	4.25%
4.750% Notes due 2022(5)	—	275,000	4.75%	4.75%	—	275,000	4.75%	4.75%
Partial Loan Sale(3)	—	—	—	—	41	2,857	5.53%	5.50%

	$23,476	$1,722,275	4.31%	4.37%	$20,739	$1,791,798	4.01%	4.03%

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(1)	The weighted average interest rates presented for periods of less than one year are annualized.

(2)	Effective interest rate and weighted average interest rate includes the effect of non-usage fees.

(3)	Interest is paid quarterly in arrears.

(4)	Interest is paid at the end of each interest period (but no less frequently than quarterly) in arrears for Eurocurrency Loans (as described below) and quarterly in arrears for ABR Loans (as described below).

(5)	Interest is paid semi-annually in arrears.

Hamilton Street Credit Facility

On December 15, 2016, Hamilton Street Funding LLC, or Hamilton Street, a wholly-owned, special-purpose financing subsidiary of the Company, entered into a revolving credit facility, or the Hamilton Street credit facility, pursuant to (a) a Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian, and (b) certain other related transaction documents.

The Hamilton Street credit facility provides for a five-year credit facility with a four-year revolving period, during which Hamilton Street is permitted to borrow, repay and reborrow advances in U.S. dollars and certain agreed foreign currencies in an initial aggregate amount of up to $150,000, subject to its compliance with the terms of the Hamilton Street credit facility (including maintenance of the required borrowing base). The Hamilton Street credit facility has an accordion option that would permit the parties to increase the commitments by an additional $50,000 to $200,000. After the revolving period, outstanding advances under the Hamilton Street credit facility must be repaid by 5% each month until the maturity date at which time all remaining outstanding advances must be repaid.

Hamilton Street will pay interest quarterly in arrears on the advances under the Hamilton Street credit facility at a rate per annum equal to LIBOR for a three-month interest period (subject to a 0% floor) plus a spread of 2.50%. Hamilton Street will pay an undrawn fee during the revolving period in an amount equal to 0.50% per annum on any unborrowed amounts up to 35% of the commitments plus 1.65% per annum on any unborrowed amounts above that threshold.

The Company incurred costs in connection with obtaining the Hamilton Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2018, $1,216 of such deferred financing costs had yet to be amortized to interest expense.

ING Credit Facility

On April 3, 2014, the Company entered into a senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility. The ING credit facility originally provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

On March 16, 2017, the Company, certain subsidiary guarantors of the Company, the several banks and other financial institutions or entities from time to time party thereto and ING entered into a second amendment, or the Amendment, to the ING credit facility. The Amendment, among other things, (i) increased the lenders’ aggregate commitments under the ING credit facility to $327,500, (ii) extended the term of the revolving period to March 16, 2020 and the final maturity date to March 16, 2021, (iii) increased the size of the accordion provision to permit increases to the lenders’ aggregate commitments under the ING credit facility up to $600,000 and (iv) decreased the Applicable Margin (as defined therein) to 1.25% with respect to any ABR Loan (as defined therein) and 2.25% with respect to any Eurocurrency Loan (as defined therein).

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 1.50% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which the Company elects the option to borrow in Euro is payable at a rate equal to 2.50% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

As of March 31, 2018 and December 31, 2017, $115,108 and $66,750, respectively, was outstanding under the ING credit facility, which includes borrowings in Euro in an aggregate amount of €41,372 and €41,576, respectively, and borrowings in Canadian dollars in an aggregate amount of CAD $20,987 and CAD $20,987, respectively. The Company incurred costs in connection with obtaining and amending the ING credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2018, $1,996 of such deferred financing costs had yet to be amortized to interest expense.

JPM Financing

On July 21, 2011, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was subsequently amended several times, or the JPM Facility. Prior to its termination, the Company and JPM had most recently amended the financing arrangement on April 28, 2016 to, among other things, reduce the amount of outstanding available debt financing from $725,000 to $650,000. On November 1, 2016, in connection with the entrance into the Locust Street credit facility (as defined below), (i) the Class A Notes issued by Locust Street to Race Street

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

were redeemed, (ii) the amended and restated global master repurchase agreement between Locust Street and JPM was terminated and (iii) the JPM Facility was prepaid and terminated.

JPM Term Loan Facility

On November 1, 2016, Locust Street entered into a loan agreement, or the Locust Street loan agreement and, together with the related transaction documents, the Locust Street term loan facility, with JPM, as lender and administrative agent, Citibank, N.A., as collateral agent and securities intermediary, and Virtus Group, LP, as collateral administrator, pursuant to which JPM advanced $625,000 to Locust Street. Advances outstanding under the Locust Street term loan facility bear interest at a rate equal to LIBOR for a three-month interest period plus a spread of 2.6833% per annum. Interest is payable in arrears beginning on January 15, 2017 and each quarter thereafter. Under the Locust Street loan agreement, Locust Street agreed to repay $200,000 of the aggregate principal amount of the advances on or before January 31, 2017, which repayment was satisfied in full in December 2016. All remaining outstanding advances under the Locust Street loan agreement will mature, and all accrued and unpaid interest thereunder, will be due and payable, on November 1, 2020.

The Company incurred costs in connection with obtaining the Locust Street term loan, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2018, $2,903 of such deferred financing costs had yet to be amortized to interest expense.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

As of March 31, 2018, the fair value of the 4.000% notes was approximately $403,142. The Company incurred costs in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of March 31, 2018, $145 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.000% notes, the Company has charged discount costs against the carrying amount of such notes. As of March 31, 2018, $1,444 of such discount had yet to be amortized to interest expense.

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes. On December 8, 2016, the Company issued an additional $80,000 aggregate principal amount of the 4.250% notes as additional notes under the second supplemental indenture.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2018, the fair value of the 4.250% notes was approximately $409,454. The Company incurred costs in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of March 31, 2018, $821 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, the Company has charged discount costs against the carrying amount of such notes. As of March 31, 2018, $1,194 of such discount had yet to be amortized to interest expense.

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750%

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

notes bear interest at a rate of 4.750% per year payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of March 31, 2018, the fair value of the 4.750% notes was approximately $280,140. The Company incurred costs in connection with issuing the 4.750% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.750% notes. As of March 31, 2018, $279 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, the Company has charged discount costs against the carrying amount of such notes. As of March 31, 2018, $1,957 of such discount had yet to be amortized to interest expense.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

During the year ended December 31, 2017, the secured borrowing was fully repaid.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies (continued)

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2018 and the year ended December 31, 2017:

	Three Months Ended March 31, 2018 (Unaudited)	Year Ended December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$9.30	$9.41
Results of operations(2)
Net investment income (loss)	0.21	0.83
Net realized and unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency	(0.16)	(0.08)

Net increase (decrease) in net assets resulting from operations	0.05	0.75

Stockholder distributions(3)
Distributions from net investment income	(0.19)	(0.86)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(0.19)	(0.86)

Capital share transactions
Issuance of common stock(4)	—	0.00
Repurchases of common stock(5)	0.00	—

Net increase (decrease) in net assets resulting from capital share transactions	—	—

Net asset value, end of period	$9.16	$9.30

Per share market value, end of period	$7.25	$7.35

Shares outstanding, end of period	245,587,856	245,725,416

Total return based on net asset value(6)	0.54%	7.97%

Total return based on market value(7)	1.13%	(21.39)%

Ratio/Supplemental Data:
Net assets, end of period	$2,249,962	$2,284,723
Ratio of net investment income to average net assets(8)	8.84%	8.86%
Ratio of total operating expenses to average net assets(8)	9.27%	9.48%
Ratio of net operating expenses to average net assets(8)	8.83%	9.37%
Portfolio turnover(9)	3.02%	29.17%
Total amount of senior securities outstanding, exclusive of treasury securities	$1,722,108	$1,721,750
Asset coverage per unit(10)	2.31	2.33

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s DRP. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s DRP is an increase to the net asset value of less than $0.01 per share during the three months ended March 31, 2018 and year ended December 31, 2017.

(5)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the three months ended March 31, 2018.

(6)	The total return based on net asset value for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share that were declared during the period and dividing the total by the net asset value per share at the beginning of the period. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)	The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

(8)	Weighted average net assets during the applicable period are used for this calculation. Ratios for the three months ended March 31, 2018 are annualized. Annualized ratios for the three months ended March 31, 2018 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2017. The following is a schedule of supplemental ratios for the three months ended March 31, 2018 and year ended December 31, 2017:

	Three Months Ended March 31, 2018 (Unaudited)	Year Ended December 31, 2017
Ratio of subordinated income incentive fees to average net assets	2.10%	2.19%
Ratio of interest expense to average net assets	3.51%	3.44%
Ratio of excise taxes to average net assets	—	0.23%

(9)	Portfolio turnover for the three months ended March 31, 2018 is not annualized.

(10)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 11. Subsequent Events

On April 9, 2018, the Company entered into the FS/KKR Advisor investment advisory agreement, which replaced the FB Advisor investment advisory agreement. Pursuant to the FS/KKR Advisor investment advisory agreement, FS/KKR Advisor is entitled to an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 1.50% of the average weekly value of the Company’s gross assets.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, and equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Company’s net assets, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, FS/KKR Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS/KKR Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of the value of the Company’s net assets. Thereafter, FS/KKR Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20.0% of the per share pre-incentive fee return for the then-current and eleven preceding calendar quarters minus the cumulative per share incentive fees accrued and/or payable for the eleven preceding calendar quarters multiplied by (ii) the weighted average number of shares outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the foregoing purpose, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the Company’s pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the FS/KKR Advisor investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee on capital gains based on net realized and unrealized gains; however, the fee payable to FS/KKR Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

On April 9, 2018, the Company entered into a new administration agreement with FS/KKR Advisor, or the FS/KKR Advisor administration agreement, which replaced the FB Advisor administration agreement. Pursuant to the FS/KKR Advisor administration agreement, FS/KKR Advisor oversees the Company’s day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations, certain government and regulatory affairs activities, and other administrative services. FS/KKR Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports for the Company’s stockholders and reports filed with the SEC. In addition, FS/KKR Advisor assists the Company in calculating its net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

Pursuant to the FS/KKR Advisor administration agreement, the Company reimburses FS/KKR Advisor for expenses necessary to perform services related to its administration and operations, including FS/KKR Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments and KKR Credit providing administrative services to us on behalf of FS/KKR Advisor. The Company reimburses FS/KKR Advisor no less than quarterly for all costs and expenses incurred by FS/KKR Advisor in performing its obligations and providing personnel and facilities under the FS/KKR Advisor administration agreement. FS/KKR Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FS/KKR Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to it based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FS/KKR Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2017, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting as of December 31, 2017 has been audited by our independent registered public accounting firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Opinion on the Internal Control Over Financial Reporting

We have audited FS Investment Corporation’s (the Company) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017 and our report dated March 1, 2018 expressed an unqualified opinion.

Basis for Opinion

The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ RSM US LLP

Blue Bell, Pennsylvania

March 1, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, and the related notes to the consolidated financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of FS Investment Corporation as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), FS Investment Corporation’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 1, 2018 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more FS Investments investment companies since 2007.

Blue Bell, Pennsylvania

March 1, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

Our audits of the consolidated financial statements and internal control over financial reporting referred to in our reports dated March 1, 2018 also included an audit of the senior securities table as of December 31, 2017 of FS Investment Corporation. This table is the responsibility of FS Investment Corporation’s management. Our responsibility is to express an opinion based on our audits of the consolidated financial statements.

In our opinion, the senior securities table, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ RSM US LLP

Blue Bell, Pennsylvania

May 1, 2018

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2017	2016
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$3,532,517 and $3,509,899, respectively)	$3,600,911	$3,440,951
Non-controlled/affiliated investments (amortized cost—$197,468 and $153,167, respectively)	230,055	202,795
Controlled/affiliated investments (amortized cost—$86,861 and $80,874, respectively)	95,268	83,070

Total investments, at fair value (amortized cost—$3,816,846 and $3,743,940, respectively)	3,926,234	3,726,816
Cash	134,932	264,594
Foreign currency, at fair value (cost—$3,685 and $4, respectively)	3,810	4
Receivable for investments sold and repaid	3,477	75,921
Income receivable	30,668	36,106
Deferred financing costs	3,459	5,828
Prepaid expenses and other assets	1,695	802

Total assets	$4,104,275	$4,110,071

Liabilities
Payable for investments purchased	$1,978	$5,748
Credit facilities payable (net of deferred financing costs of $3,179 and $0, respectively)(1)	638,571	619,932
Unsecured notes payable (net of deferred financing costs of $1,402 and $1,884, respectively)(1)	1,073,445	1,070,701
Secured borrowing, at fair value (proceeds of $0 and $2,831, respectively)(1)	—	2,880
Stockholder distributions payable	46,704	54,364
Management fees payable	15,450	18,022
Subordinated income incentive fees payable(2)	12,871	12,885
Administrative services expense payable	294	516
Interest payable	22,851	20,144
Directors’ fees payable	276	281
Other accrued expenses and liabilities	7,112	7,221

Total liabilities	1,819,552	1,812,694

Commitments and contingencies(3)	—	—
Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 245,725,416 and 244,063,357 shares issued and outstanding, respectively	246	244
Capital in excess of par value	2,272,591	2,261,040
Accumulated undistributed net realized gain/loss on investments and gain/loss on foreign currency(4)	(245,288)	(104,274)
Accumulated undistributed (distributions in excess of) net investment income(4)	144,062	148,026
Net unrealized appreciation (depreciation) on investments and secured borrowing and unrealized gain/loss on foreign currency	113,112	(7,659)

Total stockholders’ equity	2,284,723	2,297,377

Total liabilities and stockholders’ equity	$4,104,275	$4,110,071

Net asset value per share of common stock at year end	$9.30	$9.41

FS Investment Corporation

Consolidated Balance Sheets (continued)

(in thousands, except share and per share amounts)

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2017	2016	2015
Investment income
From non-controlled/unaffiliated investments:
Interest income	$319,155	$344,639	$397,613
Paid-in-kind interest income	32,440	28,519	23,221
Fee income	41,136	35,541	43,392
Dividend income	21	2,727	6,499
From non-controlled/affiliated investments:
Interest income	10,768	6,087	2,295
Paid-in-kind interest income	2,469	737	308
Fee income	2,880	752	790
Dividend income	—	224	299
From controlled/affiliated investments:
Interest income	4,373	2	380
Paid-in-kind interest income	6,069	3,581	—

Total investment income	419,311	422,809	474,797

Operating expenses
Management fees(1)	72,797	71,280	75,401
Capital gains incentive fees(2)	—	—	(21,075)
Subordinated income incentive fees(2)	50,297	51,830	61,036
Administrative services expenses	3,051	3,475	4,182
Accounting and administrative fees	1,014	966	1,082
Interest expense(3)	79,145	74,058	75,127
Directors’ fees	1,149	1,139	1,026
Other general and administrative expenses	5,415	7,184	6,872

Total operating expenses	212,868	209,932	203,651
Management fee waiver(1)	(2,575)	—	—

Net expenses	210,293	209,932	203,651

Net investment income before taxes	209,018	212,877	271,146
Excise taxes	5,259	5,554	6,056

Net investment income	203,759	207,323	265,090

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(98,580)	(63,535)	(62,426)
Non-controlled/affiliated investments	8,690	—	—
Controlled/affiliated investments	(52,879)	(26)	—
Net realized gain (loss) on secured borrowing	(21)	—	—
Net realized gain (loss) on foreign currency	247	330	(640)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	137,342	138,719	(212,155)
Non-controlled/affiliated investments	(17,041)	8,519	44,247
Controlled/affiliated investments	6,211	1,453	743

FS Investment Corporation

Consolidated Statements of Operations (continued)

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2017	2016	2015
Net change in unrealized appreciation (depreciation) on secured borrowing	$49	$(49)	$—
Net change in unrealized gain (loss) on foreign currency	(5,790)	1,557	3,526

Total net realized and unrealized gain (loss)	(21,772)	86,968	(226,705)

Net increase (decrease) in net assets resulting from operations	$181,987	$294,291	$38,385

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.74	$1.21	$0.16

Weighted average shares outstanding	245,270,969	243,448,610	241,946,850

(1)	See Note 4 for a discussion of the waiver by FB Income Advisor, LLC, the Company’s investment adviser, of certain management fees to which it was otherwise entitled during the applicable period.

(2)	See Note 2 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2017	2016	2015
Operations
Net investment income (loss)	$203,759	$207,323	$265,090
Net realized gain (loss) on investments, secured borrowing and foreign currency	(142,543)	(63,231)	(63,066)
Net change in unrealized appreciation (depreciation) on investments and secured borrowing(1)	126,561	148,642	(167,165)
Net change in unrealized gain (loss) on foreign currency	(5,790)	1,557	3,526

Net increase (decrease) in net assets resulting from operations	181,987	294,291	38,385

Stockholder distributions(2)
Distributions from net investment income	(210,549)	(216,933)	(181,509)
Distributions from net realized gain on investments	—	—	(34,097)

Net decrease in net assets resulting from stockholder distributions	(210,549)	(216,933)	(215,606)

Capital share transactions(3)
Reinvestment of stockholder distributions	15,908	11,091	19,163
Repurchases of common stock	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	15,908	11,091	19,163

Total increase (decrease) in net assets	(12,654)	88,449	(158,058)
Net assets at beginning of year	2,297,377	2,208,928	2,366,986

Net assets at end of year	$2,284,723	$2,297,377	$2,208,928

Accumulated undistributed (distributions in excess of) net investment income(2)	$144,062	$148,026	$147,946

(1)	See Note 8 for a discussion of the Company’s financing arrangements.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 3 for a discussion of the Company’s capital share transactions.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$181,987	$294,291	$38,385
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,284,317)	(1,157,827)	(1,647,620)
Paid-in-kind interest	(40,978)	(32,837)	(23,529)
Proceeds from sales and repayments of investments	1,134,998	1,588,498	1,625,520
Net realized (gain) loss on investments and secured borrowing	142,790	63,561	62,426
Net change in unrealized (appreciation) depreciation on investments and secured borrowing	(126,561)	(148,642)	167,165
Accretion of discount	(25,378)	(10,149)	(29,886)
Amortization of deferred financing costs and discount	5,178	4,086	3,764
Unrealized (gain)/loss on borrowings in foreign currency	5,658	(143)	(3,690)
(Increase) decrease in receivable for investments sold and repaid	72,444	(75,855)	8,910
(Increase) decrease in income receivable	5,438	(1,506)	17,214
(Increase) decrease in prepaid expenses and other assets	(893)	(73)	(21)
Increase (decrease) in payable for investments purchased	(3,770)	5,748	(28,095)
Increase (decrease) in management fees payable	(2,572)	(393)	(1,145)
Increase (decrease) in accrued capital gains incentive fees	—	—	(21,075)
Increase (decrease) in subordinated income incentive fees payable	(14)	(489)	285
Increase (decrease) in administrative services expense payable	(222)	(430)	(464)
Increase (decrease) in interest payable	2,707	(1,917)	6,211
Increase (decrease) in directors’ fees payable	(5)	(1)	(14)
Increase (decrease) in other accrued expenses and liabilities	(109)	46	835

Net cash provided by (used in) operating activities	66,381	525,968	175,176

Cash flows from financing activities
Reinvestment of stockholder distributions	15,908	11,091	19,163
Stockholder distributions	(218,209)	(216,662)	(179,398)
Borrowings under credit facilities(1)	291,265	1,176,000	217,899
Borrowings under unsecured notes(1)	—	80,425	275,000
Secured borrowing(3)	(2,857)	2,829	—
Repayments of credit facilities(1)	(275,105)	(590,550)	(368,411)
Repayments under repurchase agreement(2)	—	(800,000)	(150,000)
Deferred financing costs paid	(3,239)	(6,490)	(4,286)

Net cash provided by (used in) financing activities	(192,237)	(343,357)	(190,033)

Total increase (decrease) in cash	(125,856)	182,611	(14,857)
Cash and foreign currency at beginning of year	264,598	81,987	96,844

Cash and foreign currency at end of year	$138,742	$264,598	$81,987

Supplemental disclosure
Local and excise taxes paid	$5,888	$6,000	$5,853

(1)	See Note 8 for a discussion of the Company’s credit facilities and unsecured notes. During the years ended December 31, 2017, 2016 and 2015, the Company paid $71,096, $48,464 and $36,014, respectively, in interest expense on the credit facilities and unsecured notes.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction, which the Company terminated on November 1, 2016. During the years ended December 31, 2016 and 2015, the Company paid $24,736 and $29,138, respectively, in interest expense pursuant to the repurchase agreement.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows (continued)

(in thousands)

(3)	See Note 8 for a discussion of the Company’s secured borrowing. During the year ended December 31, 2017 and 2016, the Company paid $164 and $40, respectively, in interest expense on the secured borrowing.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—110.3%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$29,824	$29,871	$29,824
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	8,176	8,176	8,176
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+900	1.0%	12/29/19	196,468	195,233	191,802
Actian Corp.	(e)	Software & Services	L+806	1.0%	6/30/22	11,429	11,429	11,571
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+750	1.0%	10/4/22	20,383	17,224	20,383
AG Group Merger Sub, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	89,169	89,169	90,729
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+767	1.0%	10/31/23	48,995	48,995	49,730
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,866	2,866	2,809
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	884	884	866
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/18	992	992	992
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1050	1.0%	5/25/18	25	25	25
Aspect Software, Inc.	(g)(t)	Software & Services	L+1050	1.0%	5/25/20	679	679	628
Aspect Software, Inc.	(g)(q)(t)	Software & Services	L+1200	1.0%	5/25/18	361	361	—
Atlas Aerospace LLC	(g)	Capital Goods	L+802	1.0%	12/29/22	30,476	30,476	30,476
AVF Parent, LLC	(e)(h)	Retailing	L+725	1.3%	3/1/24	56,843	56,843	58,019
Borden Dairy Co.	(e)(g)(h)	Food, Beverage & Tobacco	L+804	1.0%	7/6/23	70,000	70,000	69,979
ConnectiveRX, LLC	(e)(g)(h)	Health Care Equipment & Services	L+828	1.0%	11/25/21	45,019	45,019	45,037
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	4,185	4,181	4,205
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725	1.0%	11/1/21	3,326	3,326	3,297
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	11/1/21	2,543	2,543	2,521
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725	1.0%	10/31/23	46,814	46,814	46,404
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725	1.0%	10/31/23	25,122	25,122	24,902
Dade Paper & Bag, LLC	(e)(g)(h)	Capital Goods	L+750	1.0%	6/10/24	83,605	83,605	86,531
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,255	10,185	8,896
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	81,180	81,180	81,992
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	1,358	1,361	1,360
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	50,000	50,000	50,750
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	2,105	2,105	2,126
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+1100		3/31/21	537	537	542
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+946	1.0%	3/26/21	1,071	1,071	1,023
Hudson Technologies Co.	(g)(h)(j)	Commercial & Professional Services	L+725	1.0%	10/10/23	39,946	39,946	40,495
Hudson Technologies Co.	(g)(j)(q)	Commercial & Professional Services	L+725	1.0%	10/10/23	9,511	9,511	9,642
Icynene U.S. Acquisition Corp.	(e)(g)	Materials	L+700	1.0%	11/30/24	30,000	30,000	30,006
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	75,725	75,725	76,672

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	$21,492	$21,492	$21,815
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	30,810	30,810	31,195
International Aerospace Coatings, Inc.	(e)(f)(h)	Capital Goods	L+750	1.0%	6/30/20	44,867	44,783	45,540
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+854	1.0%	11/6/21	6,832	6,832	6,943
JSS Holdings, Inc.	(e)(g)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	110,566	109,565	112,280
JSS Holdings, Inc.	(g)(q)	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.0%	3/31/23	20,182	20,182	20,495
Kodiak BP, LLC	(h)	Capital Goods	L+725	1.0%	12/1/24	10,515	10,515	10,541
Kodiak BP, LLC	(h)(q)	Capital Goods	L+725	1.0%	12/1/24	3,030	3,030	3,038
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	56,183	56,183	56,815
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+750	1.0%	6/30/20	€26,372	35,872	32,181
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+750	1.0%	6/30/20	$9,251	9,251	9,390
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+1100	1.0%	5/5/19	6,963	6,963	6,963
Logan’s Roadhouse, Inc.	(g)(q)(t)	Consumer Services	L+1100	1.0%	5/5/19	1,120	1,131	1,120
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.3%	1/23/21	13,793	13,793	12,638
Micronics Filtration, LLC	(e)(g)(h)	Capital Goods	L+850	1.3%	12/11/19	62,813	62,704	62,420
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	2,686	2,595	2,738
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	5/5/21	38	38	38
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	5/5/21	101	101	101
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+436	4.5%	5/5/23	1,056	1,056	1,051
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+375	4.5%	5/5/23	621	621	618
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+810	1.0%	9/2/22	27,686	27,686	28,206
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	3,542	3,542	3,608
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+800	1.3%	9/10/19	17,312	17,312	17,399
PHRC License, LLC	(f)(g)	Consumer Services	L+850	1.5%	4/28/22	50,625	50,625	51,891
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/19/22	10,511	10,511	10,879
Polymer Additives, Inc.	(g)	Materials	L+834	1.0%	12/19/22	11,019	11,019	11,239
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/19/22	€15,000	16,982	18,575
Power Distribution, Inc.	(e)(g)	Capital Goods	L+725	1.3%	1/25/23	$29,928	29,928	30,377
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+725	1.0%	3/15/23	34,919	34,919	35,214
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+858	1.0%	9/25/21	40,688	40,688	40,688
Safariland, LLC	(e)(g)(h)	Capital Goods	L+768	1.1%	11/18/23	126,107	126,107	127,841
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.1%	11/18/23	33,282	33,282	33,740
Sequel Youth and Family Services, LLC	(e)(g)(h)	Health Care Equipment & Services	L+778	1.0%	9/1/22	94,118	94,118	94,984
Sequel Youth and Family Services, LLC	(g)(q)	Health Care Equipment & Services	L+700	1.0%	9/1/22	4,706	4,706	4,749

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+900		7/1/22		$79,039	$79,039	$78,249
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20		90,681	90,474	91,418
SSC (Lux) Limited S.à r.l.	(e)(g)(j)	Health Care Equipment & Services	L+750	1.0%	9/10/24		45,455	45,455	46,364
Staples Canada, ULC	(g)(j)	Retailing	L+700	1.0%	9/12/23	C$	20,987	17,333	16,912
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+700	1.0%	9/30/21		$4,382	4,342	4,064
SunGard Availability Services Capital, Inc.	(g)(i)	Software & Services	L+1000	1.0%	10/1/22		2,000	1,900	1,924
Trace3, LLC	(e)(h)	Software & Services	L+775	1.0%	6/6/23		31,094	31,094	31,832
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1075, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/20		52,685	52,685	52,816
USI Senior Holdings, Inc.	(e)(g)	Capital Goods	L+779	1.0%	1/5/22		56,582	56,582	56,902
USI Senior Holdings, Inc.	(g)(q)	Capital Goods	L+725	1.0%	1/5/22		11,513	11,513	11,578
VPG Metals Group LLC	(e)(g)(h)	Materials	L+1050	1.0%	12/30/20		114,216	114,164	115,073
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20		2,037	2,037	2,088
Waste Pro USA, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20		93,590	93,590	95,345
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22		11,766	11,766	11,942
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22		2,234	2,234	2,268

Total Senior Secured Loans—First Lien								2,629,542	2,649,433
Unfunded Loan Commitments								(128,439)	(128,439)

Net Senior Secured Loans—First Lien								2,501,103	2,520,994

Senior Secured Loans—Second Lien—8.6%
American Bath Group, LLC	(g)	Capital Goods	L+975	1.0%	9/30/24		18,000	17,581	18,045
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21		8,281	8,281	7,874
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.3%	8/22/20		13,565	13,565	12,768
Chisholm Oil and Gas Operating, LLC	(g)	Energy	L+800	1.0%	3/21/24		16,000	16,000	15,998
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22		1,206	1,162	1,212
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23		15,000	14,463	14,981
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850	0.8%	11/17/20		37,447	37,432	38,008
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20		21,926	21,794	10,079
LTI Holdings, Inc.	(e)	Materials	L+875	1.0%	5/16/25		6,482	6,362	6,595
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22		30,000	29,903	16,200
Stadium Management Corp.	(e)(g)(h)	Consumer Services	Prime+725	0.3%	2/27/21		55,689	55,689	55,828

Total Senior Secured Loans—Second Lien								222,232	197,588

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Bonds—7.1%
Advanced Lighting Technologies, Inc.	(g)(t)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.0%	10/4/23	$22,728	$22,728	$22,728
Black Swan Energy Ltd.	(e)(j)	Energy	9.0%		1/20/24	6,000	6,000	6,045
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,272	76,028
Global A&T Electronics Ltd.	(g)(j)(l)(r)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,967	6,490
Mood Media Corp.	(f)(g)(j)(t)	Media	L+600, 8.0% PIK (8.0% Max PIK)	1.0%	6/28/24	21,568	21,568	21,675
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	130	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,476	19,898
Sunnova Energy Corp.	(g)	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		10/24/18	1,058	1,058	1,058
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	7,500	7,500	7,596

Total Senior Secured Bonds							157,699	161,650

Subordinated Debt—21.4%
Ascent Resources Utica Holdings, LLC	(g)	Energy	10.0%		4/1/22	40,000	40,000	43,226
Aurora Diagnostics, LLC	(e)(f)(h)	Health Care Equipment & Services	10.8%, 1.5% PIK (1.5% Max PIK)		1/15/20	14,966	13,712	13,918
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	5,000	4,947	4,775
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	20,171
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,008	4,731
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	17,393	17,829	18,196
DEI Sales, Inc.	(e)(g)	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	67,532	66,763	66,519
EV Energy Partners, L.P.	(f)(r)	Energy	8.0%		4/15/19	265	251	135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	849	849	864
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	5,398	5,398	5,492
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,115	1,115	1,135
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,050	1,050	1,068
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	77,511	77,511	78,867
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	12,677	12,677	12,899
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	6,638	6,638	6,755
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	13,570	13,570	13,807
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	13,320	13,320	13,553
Greystone Mezzanine Equity Member Corp.	(g)(j)	Diversified Financials	L+650	4.5%	9/15/25	1,365	1,365	1,365
Greystone Mezzanine Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+650	4.5%	9/15/25	25,635	25,635	25,635
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	661	661	661
Jupiter Resources Inc.	(f)(g)(j)	Energy	8.5%		10/1/22	6,425	5,623	3,967

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	$11,433	$11,664	$10,478
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,057	10,771
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	139	139	156
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,438	15,690
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,689	6,705
ThermaSys Corp.	(e)(f)(g)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	145,241	145,241	131,625
VPG Metals Group LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	2,238	2,238	2,232

Total Subordinated Debt							526,261	515,396
Unfunded Debt Commitments							(25,635)	(25,635)

Net Subordinated Debt							500,626	489,761

Collateralized Securities—2.4%
MP4 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	14.9%		7/25/29	21,000	11,305	11,993
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,484	1,562
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	15.8%		1/25/27	17,900	12,928	14,714
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	4.5%		10/25/21	10,000	775	661
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	9.9%		1/15/26	42,504	20,979	25,389

Total Collateralized Securities							47,471	54,319

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—22.0%(k)
5 Arches, LLC, Common Equity	(g)(j)(n)	Diversified Financials				20,000	$500	$500
Advanced Lighting Technologies, Inc., Common Equity	(g)(l)(t)	Materials				587,637	16,520	13,046
Advanced Lighting Technologies, Inc., Warrants, 10/4/2027	(g)(l)(t)	Materials				9,262	86	56
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy				462,008	462	69
Altus Power America Holdings, LLC, Preferred Equity	(g)(p)	Energy	9.0%, 5.0% PIK		10/3/23	955,284	955	955
AP Exhaust Holdings, LLC, Class A1 Common Units	(g)(l)(n)	Automobiles & Components				8	—	—
AP Exhaust Holdings, LLC, Class A1 Preferred Units	(g)(l)(n)	Automobiles & Components				803	895	811
APP Holdings, LP, Warrants, 5/25/2026	(g)(j)(l)	Capital Goods				698,482	2,545	1,903
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy				96,800,082	29,100	24,200
ASG Everglades Holdings, Inc., Common Equity	(g)(l)(t)	Software & Services				1,689,767	36,422	83,052
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	(g)(l)(t)	Software & Services				229,541	6,542	6,289
Aspect Software Parent, Inc., Common Equity	(g)(l)(t)	Software & Services				428,935	20,197	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Aurora Diagnostics Holdings, LLC, Warrants, 5/25/2027	(e)(f)(g)(l)	Health Care Equipment & Services				229,489	$1,671	$1,640
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(j)(l)	Retailing				3,451,216	1,898	49
Chisholm Oil and Gas, LLC, Series A Units	(g)(l)(n)	Energy				70,947	71	70
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods				391,300	391	274
Eastman Kodak Co., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				61,859	1,203	192
Escape Velocity Holdings, Inc., Common Equity	(g)(l)	Software & Services				19,312	193	456
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy				21,000	21,000	6,090
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy				3,937	2,601	1,152
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy				48,025	12,006	13,807
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy				70,875	17,719	20,554
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services				14,943	7,017	17,782
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services				42,281,308	42,281	38,053
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing				375	1,118	1,117
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods				2,333,333	2,333	5,950
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media				33,034	3,783	2,573
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials				441,238	441	662
International Aerospace Coatings, Inc., Common Equity	(f)(l)	Capital Goods				4,401	464	26
International Aerospace Coatings, Inc., Preferred Equity	(f)(l)	Capital Goods				1,303	1,303	1,303
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods				483	483	655
JSS Holdco, LLC, Net Profits Interest	(g)(l)	Capital Goods				—	—	761
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials				972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	12.5% PIK		11/17/25	4,499	49,429	57,260
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods				490,213	490	—
Micronics Filtration Holdings, Inc., Common Equity	(g)(l)	Capital Goods				53,073	553	—
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	(g)(l)	Capital Goods				55	553	901
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	(g)(l)	Capital Goods				23	229	254
Mood Media Corp., Common Equity	(g)(j)(l)(t)	Media				16,243,967	11,804	26,754
North Haven Cadence TopCo, LLC, Common Equity	(g)(l)	Consumer Services				1,041,667	1,042	1,615
PDI Parent LLC, Common Equity	(g)(l)	Capital Goods				1,384,615	1,385	1,454

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
PSAV Holdings LLC, Common Equity	(f)(l)	Technology Hardware & Equipment				10,000	$10,000	$34,000
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy				324,954	1,997	1,973
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services				6,672,036	6,932	—
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services				59	587	893
Safariland, LLC, Common Equity	(f)(l)	Capital Goods				25,000	2,500	8,200
Safariland, LLC, Warrants, 7/27/2018	(f)(l)	Capital Goods				2,263	246	742
Safariland, LLC, Warrants, 9/20/2019	(f)(l)	Capital Goods				2,273	227	746
SandRidge Energy, Inc., Common Equity	(g)(j)(l)(s)	Energy				421,682	9,413	8,885
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services				33,306	3,400	14,898
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	9.5% PIK		11/10/18	8,000	13,376	13,378
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(l)	Commercial & Professional Services				1,293	1	422
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(l)	Commercial & Professional Services				19,388	12	6,733
Sequential Brands Group, Inc., Common Equity	(g)(l)(s)	Consumer Durables & Apparel				206,664	2,790	368
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services				46,163	—	37,858
SSC Holdco Limited, Common Equity	(g)(j)(l)	Health Care Equipment & Services				113,636	2,273	2,716
Sunnova Energy Corp., Common Equity	(g)(l)	Energy				192,389	722	—
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy				35,115	187	142
The Brock Group, Inc., Common Equity	(g)(l)	Energy				183,826	3,652	3,833
The Stars Group Inc., Warrants, 5/15/2024	(g)(j)(l)	Consumer Services				2,000,000	16,832	25,140
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods				51,813	5,181	78
Viper Holdings, LLC, Series I Units	(g)(l)	Consumer Durables & Apparel				308,948	509	541
Viper Holdings, LLC, Series II Units	(g)(l)(n)	Consumer Durables & Apparel				316,770	522	554
Viper Parallel Holdings LLC, Class A Units	(g)(l)	Consumer Durables & Apparel				649,538	1,070	1,137
VPG Metals Group LLC, Class A-2 Units	(f)(l)	Materials				3,637,500	3,638	2,183
Warren Resources, Inc., Common Equity	(f)(g)(l)	Energy				113,515	534	193
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	(g)(l)	Software & Services				215,662	1,714	2,092
Zeta Interactive Holdings Corp., Preferred Equity, Series F	(g)(l)	Software & Services				196,151	1,714	1,830

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Number of Shares	Amortized Cost	Fair Value(d)
Zeta Interactive Holdings Corp., Warrants, 4/20/2027	(g)(l)	Software & Services				29,422	$—	$102

Total Equity/Other							387,715	501,922

TOTAL INVESTMENTS—171.8%							$ 3,816,846	3,926,234

LIABILITIES IN EXCESS OF OTHER ASSETS—(71.8%)								(1,641,511)

NET ASSETS—100%								$ 2,284,723

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2017, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.69%, the Euro Interbank Offered Rate, or EURIBOR, was (0.33)% and the U.S. Prime Lending Rate, or Prime, was 4.50%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2017.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2017, 82.0% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)	Security is classified as Level 1 in the Company’s fair value hierarchy (see Note 7).

(t)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Senior Secured Loans—First Lien
Advanced Lighting Technologies, Inc.	$—	$—	$20,026	$(2,948)	$138	$8	$3,159	$20,383	$584	$—	$891
ASG Technologies Group, Inc.	54,766	—	11,832	(65,789)	49	295	(1,153)	—	3,203	356	—
Aspect Software, Inc.(1)(2)	—	634	536	(178)	—	—	—	992	93	—	14
Aspect Software, Inc.(2)	—	697	—	(18)	—	—	(51)	628	79	—	3
Aspect Software, Inc.(3)	—	—	—	—	—	—	(361)	(361)	6	—	12
Logan’s Roadhouse, Inc.(4)	—	—	6,963	—	—	—	(11)	6,952	32	81	729
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	23,872	—	—	(24,611)	549	5,529	(5,339)	—	2,286	—	1,231
Logan’s Roadhouse, Inc.	15,415	—	5,648	—	32	—	(11,016)	10,079	12	2,032	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(5)	PIK Income(5)	Fee Income(5)
Senior Secured Bonds
Advanced Lighting Technologies, Inc.	$—	$32,222	$—	$(34,048)	$—	$1,826	$—	$—	$2,169	$—	$—
Advanced Lighting Technologies, Inc.	—	—	22,728	—	—	—	—	22,728	337	—	—
Mood Media Corp.	—	21,568	—	—	—	—	107	21,675	1,535	—	—
Subordinated Debt
Mood Media Corp.(2)	—	5,689	—	(6,460)	44	727	—	—	432	—	—
Equity/Other
Advanced Lighting Technologies, Inc., Common Equity	—	—	16,520	—	—	—	(3,474)	13,046	—	—	—
Advanced Lighting Technologies, Inc., Warrants	—	—	86	—	—	—	(30)	56	—	—	—
Advanced Lighting Technologies, Inc., Preferred Equity	—	—	—	—	—	—	—	—	—	—	—
ASG Everglades Holdings, Inc., Common Equity	79,673	—	—	—	—	—	3,379	83,052	—	—	—
ASG Everglades Holdings, Inc., Warrants, 6/27/2022	5,830	—	—	—	—	—	459	6,289	—	—	—
Aspect Software, Inc.(2)	—	19,792	100	—	—	305	(20,197)	—	—	—	—
Fronton Investor Holdings, LLC, Class B Units	15,092	—	—	(7,994)	—	—	10,684	17,782	—	—	—
Mood Media Corp.	—	6,662	5,142	—	—	—	14,950	26,754	—	—	—
Roadhouse Holding Inc., Common Equity	8,147	—	—	—	—	—	(8,147)	—	—	—	—

Total	$202,795	$87,264	$89,581	$(142,046)	$812	$8,690	$(17,041)	$230,055	$10,768	$2,469	$2,880

(1)	Security includes a partially unfunded commitment with an amortized cost of $25 and a fair value of $25.

(2)	The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(3)	Security is an unfunded commitment with an amortized cost of $361 and a fair value of $0.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2017

(in thousands, except share amounts)

(4)	Security includes a partially unfunded commitment with an amortized cost of $1,131 and a fair value of $1,120.

(5)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

(u)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. During the year ended December 31, 2017, the Company disposed of investments in one portfolio of which it was deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the year ended December 31, 2017:

Portfolio Company	Fair Value at December 31, 2016	Transfers In or Out	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2017	Interest Income(2)	PIK Income(2)
Senior Secured Loans—First Lien
Swiss Watch International, Inc.(1)	$—	$12,185	$—	$(1,615)	$—	$(10,570)	$—	$—	$—	$—
Swiss Watch International, Inc.(1)	—	42,301	—	—	—	(42,301)	—	—	(7)	—
Senior Secured Loans—Second Lien
JW Aluminum Co.	38,039	—	146	(85)	4	—	(96)	38,008	3,536	146
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	45,031	—	5,922	—	—	—	6,307	57,260	844	5,923
SWI Holdco LLC, Common Equity(1)	—	—	8	—	—	(8)	—	—	—	—

Total	$83,070	$54,486	$6,076	$(1,700)	$4	$(52,879)	$6,211	$95,268	$4,373	$6,069

(1)	The Company held this investment as of December 31, 2016 but it was not deemed to be an “affiliated person” of the portfolio company or deemed to “control” the portfolio company as of December 31, 2016. Transfers in or out have been presented at amortized cost.

(2)	Interest, PIK, fee and dividend income presented for the full year ended December 31, 2017.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—84.2%
5 Arch Income Fund 2, LLC	(g)(j)(o)	Diversified Financials	10.5%		11/18/21	$19,561	$19,611	$19,561
5 Arch Income Fund 2, LLC	(g)(j)(o)(q)	Diversified Financials	10.5%		11/18/21	18,439	18,439	18,439
A.P. Plasman Inc.	(e)(f)(g)(h)(j)	Capital Goods	L+850	1.0%	12/29/19	202,235	200,358	199,707
Aeneas Buyer Corp.	(g)	Health Care Equipment & Services	L+500	1.0%	12/18/21	916	916	916
Aeneas Buyer Corp.	(e)(g)(h)	Health Care Equipment & Services	L+815	1.0%	12/18/21	77,220	77,220	78,378
AG Group Merger Sub, Inc.	(e)(g)	Commercial & Professional Services	L+750	1.0%	12/29/23	62,500	62,500	62,500
AG Group Merger Sub, Inc.	(g)(q)	Commercial & Professional Services	L+750	1.0%	12/29/23	27,500	27,500	27,500
All Systems Holding LLC	(e)(f)(g)(h)	Commercial & Professional Services	L+770	1.0%	10/31/23	44,000	44,000	44,370
Altus Power America, Inc.	(g)	Energy	L+750	1.5%	9/30/21	2,665	2,665	2,715
Altus Power America, Inc.	(g)(q)	Energy	L+750	1.5%	9/30/21	1,085	1,085	1,106
AP Exhaust Acquisition, LLC	(f)(g)	Automobiles & Components	L+775	1.5%	1/16/21	15,811	15,811	14,309
ASG Technologies Group, Inc.	(e)(g)(h)(t)	Software & Services	L+786, 1.2% PIK (1.2% Max PIK)	1.0%	4/30/20	53,957	53,613	54,766
Aspect Software, Inc.	(g)	Software & Services	L+1000	1.0%	5/25/18	634	634	634
Aspect Software, Inc.	(g)(q)	Software & Services	L+1000	1.0%	5/25/18	22	22	22
Aspect Software, Inc.	(g)	Software & Services	L+1000	1.0%	5/25/20	697	697	705
Atlas Aerospace LLC	(g)	Capital Goods	L+804	1.0%	5/8/19	20,000	20,000	20,300
BenefitMall Holdings, Inc.	(e)(h)	Commercial & Professional Services	L+725	1.0%	11/24/20	14,700	14,700	14,847
Cadence Aerospace Finance, Inc.	(g)	Capital Goods	L+575	1.3%	5/9/18	73	73	71
Caesars Entertainment Operating Co., Inc.	(e)(g)(j)(l)	Consumer Services	L+575		3/1/17	9,294	9,231	9,414
Caesars Entertainment Operating Co., Inc.	(e)(j)(l)	Consumer Services	L+675		3/1/17	851	847	872
Caesars Entertainment Operating Co., Inc.	(e)(g)(j)(l)	Consumer Services	L+875	1.0%	3/1/17	11,852	11,839	12,334
Corner Investment PropCo, LLC	(e)(g)(h)	Consumer Services	L+975	1.3%	11/2/19	42,303	42,404	42,725
Crestwood Holdings LLC	(g)	Energy	L+800	1.0%	6/19/19	5,021	5,009	4,926
CSafe Acquisition Co., Inc.	(g)	Capital Goods	L+725		11/1/21	783	783	783
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725		11/1/21	5,087	5,087	5,087
CSafe Acquisition Co., Inc.	(g)(h)	Capital Goods	L+725		10/31/23	45,000	45,000	45,000
CSafe Acquisition Co., Inc.	(g)(q)	Capital Goods	L+725		10/31/23	27,391	27,391	27,391
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,438	10,331	10,503
Empire Today, LLC	(e)(g)	Retailing	L+800	1.0%	11/17/22	82,000	82,000	82,726
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1050		3/31/21	3,308	3,321	3,337
Greystone Equity Member Corp.	(g)(j)	Diversified Financials	L+1100		3/31/21	14,646	14,646	14,920
Greystone Equity Member Corp.	(g)(j)(q)	Diversified Financials	L+1100		3/31/21	36,047	36,047	36,716
H.M. Dunn Co., Inc.	(g)	Capital Goods	L+955	1.0%	3/26/21	1,071	1,071	1,083
H.M. Dunn Co., Inc.	(g)(q)	Capital Goods	L+775	1.0%	3/26/21	357	357	361
Imagine Communications Corp.	(e)(g)(h)	Media	L+825	1.0%	4/29/20	75,655	75,655	76,601

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Imagine Communications Corp.	(g)(q)	Media	L+825	1.0%	4/29/20	$28,600	$28,600	$28,958
Industrial Group Intermediate Holdings, LLC	(g)	Materials	L+800	1.3%	5/31/20	20,757	20,757	21,069
Industry City TI Lessor, L.P.	(g)	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	32,613	32,613	33,102
JMC Acquisition Merger Corp.	(g)	Capital Goods	L+857	1.0%	11/6/21	6,332	6,332	6,332
Latham Pool Products, Inc.	(e)(h)	Commercial & Professional Services	L+775	1.0%	6/29/21	70,000	70,000	70,700
Leading Edge Aviation Services, Inc.	(e)(f)(h)	Capital Goods	L+875	1.5%	6/30/19	30,254	30,119	30,254
LEAS Acquisition Co Ltd.	(g)(j)	Capital Goods	L+875	1.5%	6/30/19	€27,188	36,988	28,692
LEAS Acquisition Co Ltd.	(f)(j)	Capital Goods	L+875	1.5%	6/30/19	$9,538	9,538	9,538
MB Precision Holdings LLC	(g)	Capital Goods	L+725, 1.5% PIK (1.5% Max PIK)	1.3%	1/23/20	12,853	12,853	12,355
Micronics, Inc.	(e)(g)(h)	Capital Goods	L+800	1.3%	12/11/19	63,461	63,271	63,461
MMM Holdings, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	6/30/19	6,698	6,665	6,546
MORSCO, Inc.	(g)	Capital Goods	L+700	1.0%	10/31/23	15,000	14,413	15,150
MSO of Puerto Rico, Inc.	(g)	Health Care Equipment & Services	L+825	1.5%	6/30/19	4,869	4,846	4,759
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+450	1.0%	4/27/20	52	52	52
Nobel Learning Communities, Inc.	(g)(q)	Consumer Services	L+450	1.0%	4/27/20	87	87	87
Nobel Learning Communities, Inc.	(g)	Consumer Services	L+841	1.0%	4/27/21	1,056	1,056	1,072
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+500	1.0%	9/2/21	938	938	938
North Haven Cadence Buyer, Inc.	(e)(g)	Consumer Services	L+813	1.0%	9/2/22	26,771	26,771	26,771
North Haven Cadence Buyer, Inc.	(g)(q)	Consumer Services	L+750	1.0%	9/2/22	4,479	4,479	4,479
Nova Wildcat Amerock, LLC	(g)	Consumer Durables & Apparel	L+859	1.3%	9/10/19	17,269	17,269	16,751
PHRC License, LLC	(f)(g)	Consumer Services	L+900	1.5%	8/14/20	43,879	43,879	44,318
Polymer Additives, Inc.	(g)	Materials	L+888	1.0%	12/20/21	10,511	10,511	10,564
Polymer Additives, Inc.	(g)	Materials	L+875	1.0%	12/20/21	€15,000	16,982	15,830
PSKW, LLC	(e)(g)(h)	Health Care Equipment & Services	L+839	1.0%	11/25/21	$30,000	30,000	29,189
Roadrunner Intermediate Acquisition Co., LLC	(e)(g)(h)	Health Care Equipment & Services	L+800	1.0%	9/22/21	35,844	35,844	36,381
Rogue Wave Software, Inc.	(e)(g)(h)	Software & Services	L+802	1.0%	9/25/21	33,188	33,188	33,188
Safariland, LLC	(e)(g)(h)	Capital Goods	L+769	1.0%	11/18/23	126,107	126,107	125,792
Safariland, LLC	(g)(q)	Capital Goods	L+725	1.0%	11/18/23	33,282	33,282	33,199
Sequential Brands Group, Inc.	(e)(g)(h)(j)	Consumer Durables & Apparel	L+900		7/1/22	80,652	80,652	81,459
Sorenson Communications, Inc.	(e)(g)(h)	Telecommunication Services	L+575	2.3%	4/30/20	91,621	91,339	90,933
Sports Authority, Inc.	(g)(l)(r)	Retailing	L+600	1.5%	11/16/17	6,318	5,108	1,287
SunGard Availability Services Capital, Inc.	(g)	Software & Services	L+500	1.0%	3/29/19	4,382	4,210	4,253
Sunnova Asset Portfolio 5 Holdings, LLC	(g)	Energy	12.0%, 0.0% PIK (12.0% Max PIK)		11/14/21	4,703	4,633	4,750
Swiss Watch International, Inc.	(g)(l)(r)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	12,185	12,185	4,875
Swiss Watch International, Inc.	(e)(g)(l)(r)	Consumer Durables & Apparel	L+825	1.3%	11/8/18	42,611	42,301	—

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Transplace Texas, LP	(e)(g)(h)	Transportation	L+744	1.0%	9/16/21	$24,486	$24,486	$24,486
Transplace Texas, LP	(g)(q)	Transportation	L+700	1.0%	9/16/21	541	541	541
U.S. Xpress Enterprises, Inc.	(e)(f)(h)	Transportation	L+1000, 0.0% PIK (1.8% Max PIK)	1.5%	5/30/19	53,435	53,435	53,435
Vertellus Performance Chemicals LLC	(f)(g)	Materials	L+950	1.0%	1/30/20	38,000	38,000	35,693
VPG Group Holdings LLC	(e)(g)(h)	Materials	L+900	1.0%	6/30/18	61,795	61,629	61,331
Warren Resources, Inc.	(f)(g)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	2,016	2,016	2,016
Warren Resources, Inc.	(g)(q)	Energy	L+900, 1.0% PIK (1.0% Max PIK)	1.0%	5/22/20	144	144	144
Waste Pro USA, Inc.	(e)(g)(h)	Commercial & Professional Services	L+750	1.0%	10/15/20	94,553	94,553	96,326
Zeta Interactive Holdings Corp.	(e)(g)(h)	Software & Services	L+750	1.0%	7/29/22	9,766	9,792	9,863
Zeta Interactive Holdings Corp.	(g)(s)	Software & Services	L+750	1.0%	7/29/22	2,857	2,831	2,876
Zeta Interactive Holdings Corp.	(g)(q)	Software & Services	L+750	1.0%	7/29/22	1,777	1,777	1,793
Zeta Interactive Holdings Corp.	(g)(q)(s)	Software & Services	L+750	1.0%	7/29/22	457	457	461

Total Senior Secured Loans—First Lien							2,178,392	2,121,674
Unfunded Loan Commitments							(186,233)	(186,233)

Net Senior Secured Loans—First Lien							1,992,159	1,935,441

Senior Secured Loans—Second Lien—26.1%
Alison US LLC	(g)(j)	Capital Goods	L+850	1.0%	8/29/22	4,444	4,303	4,310
AP Exhaust Acquisition, LLC	(f)	Automobiles & Components	12.0% PIK (12.0% Max PIK)		9/28/21	3,763	3,763	3,279
Arena Energy, LP	(g)	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.0%	1/24/21	7,955	7,955	7,994
Ascent Resources - Utica, LLC	(e)(f)(g)(h)	Energy	L+950	1.5%	9/30/18	186,037	185,553	187,665
ASG Technologies Group, Inc.	(g)(t)	Software & Services	L+1100, 0.0% PIK (6.0% Max PIK)	1.0%	6/27/22	24,611	18,533	23,872
Brock Holdings III, Inc.	(g)	Energy	L+825	1.8%	3/16/18	6,923	6,893	6,611
Byrider Finance, LLC	(f)(g)	Automobiles & Components	L+1000, 0.5% PIK (0.5% Max PIK)	1.3%	8/22/20	10,047	10,047	9,896
Compuware Corp.	(g)	Software & Services	L+825	1.0%	12/15/22	6,550	5,982	6,582
DEI Sales, Inc.	(e)(f)(g)(h)	Consumer Durables & Apparel	L+900	1.5%	1/15/18	64,654	64,431	62,229
EagleView Technology Corp.	(g)	Software & Services	L+825	1.0%	7/14/23	11,538	11,394	11,520
Gruden Acquisition, Inc.	(g)	Transportation	L+850	1.0%	8/18/23	15,000	14,371	11,874
JW Aluminum Co.	(e)(f)(g)(h)(u)	Materials	L+850 PIK (L+850 Max PIK)	0.8%	11/17/20	37,385	37,367	38,039
Logan’s Roadhouse, Inc.	(g)(t)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.0%	11/23/20	16,114	16,114	15,415
National Surgical Hospitals, Inc.	(e)(h)	Health Care Equipment & Services	L+900	1.0%	6/1/23	30,000	30,000	30,014
Nielsen & Bainbridge, LLC	(g)	Consumer Durables & Apparel	L+925	1.0%	8/15/21	16,675	16,481	16,341
Paw Luxco II Sarl	(f)(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	20,914	2,055
PSAV Acquisition Corp.	(e)(g)(h)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	$80,000	79,130	80,000
Spencer Gifts LLC	(e)(h)	Retailing	L+825	1.0%	6/29/22	30,000	29,885	24,825

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Stadium Management Corp.	(e)(g)(h)	Consumer Services	L+825	1.0%	2/27/21	$56,776	$56,776	$56,634

Total Senior Secured Loans—Second Lien							619,892	599,155

Senior Secured Bonds—6.9%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	77,670	28,103
Caesars Entertainment Resort Properties, LLC	(e)(g)(h)	Consumer Services	11.0%		10/1/21	24,248	24,026	26,497
FourPoint Energy, LLC	(e)(f)(h)	Energy	9.0%		12/31/21	74,813	72,520	76,589
Global A&T Electronics Ltd.	(g)(j)	Semiconductors & Semiconductor Equipment	10.0%		2/1/19	7,000	6,955	5,328
Ridgeback Resources Inc.	(f)(j)	Energy	12.0%		12/29/20	132	129	132
Sorenson Communications, Inc.	(f)	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,898	19,357	17,709
Velvet Energy Ltd.	(g)(j)	Energy	9.0%		10/5/23	5,000	5,000	5,112

Total Senior Secured Bonds							205,657	159,470

Subordinated Debt—19.8%
Aurora Diagnostics, LLC	(e)(f)(h)	Health Care Equipment & Services	10.8%		1/15/18	14,935	14,944	12,881
Bellatrix Exploration Ltd.	(g)(j)	Energy	8.5%		5/15/20	5,000	4,928	4,922
Brooklyn Basketball Holdings, LLC	(f)(g)	Consumer Services	L+725		10/25/19	19,873	19,873	19,972
CEC Entertainment, Inc.	(f)	Consumer Services	8.0%		2/15/22	5,000	5,010	5,117
Ceridian HCM Holding, Inc.	(f)(g)	Commercial & Professional Services	11.0%		3/15/21	21,800	22,555	22,509
EV Energy Partners, L.P.	(f)	Energy	8.0%		4/15/19	265	245	188
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	732	732	727
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	4,649	4,649	4,620
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	961	961	955
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	904	904	899
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	66,763	66,763	66,346
Global Jet Capital Inc.	(f)(g)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	10,919	10,919	10,851
Global Jet Capital Inc.	(f)(j)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	5,718	5,718	5,682
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	11,688	11,688	11,615
Global Jet Capital Inc.	(g)	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	11,473	11,473	11,473
Imagine Communications Corp.	(g)	Media	12.5% PIK (12.5% Max PIK)		8/4/18	585	585	585
Jupiter Resources Inc.	(f)(g)(j)	Energy	8.5%		10/1/22	6,425	5,505	5,579
Mood Media Corp.	(g)(i)(j)	Media	10.0%		8/6/23	6,460	5,689	5,976
Mood Media Corp.	(f)(g)(j)	Media	9.3%		10/15/20	43,135	42,402	26,744
NewStar Financial, Inc.	(g)(j)	Diversified Financials	8.3%, 0.0% PIK (8.8% Max PIK)		12/4/24	75,000	61,615	65,250
P.F. Chang’s China Bistro, Inc.	(f)(g)	Consumer Services	10.3%		6/30/20	11,433	11,743	11,223
PriSo Acquisition Corp.	(g)	Capital Goods	9.0%		5/15/23	10,155	10,044	10,206

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
S1 Blocker Buyer Inc.	(g)	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	$127	$127	$129
SandRidge Energy, Inc.	(g)(j)(l)	Energy	— %		10/4/20	4,405	5,871	5,530
Sequel Industrial Products Holdings, LLC	(f)	Commercial & Professional Services	14.5%, 2.5% PIK (2.5% Max PIK)		9/30/19	7,044	6,999	7,203
Sorenson Communications, Inc.	(f)	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	15,122	14,314	13,913
SunGard Availability Services Capital, Inc.	(f)(g)	Software & Services	8.8%		4/1/22	10,750	8,363	7,404
ThermaSys Corp.	(e)(f)(g)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	138,106	138,106	110,312
VPG Group Holdings LLC	(e)(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		6/30/18	5,355	5,355	5,234

Total Subordinated Debt							498,080	454,045

Collateralized Securities—3.1%
ACASC 2013-2A Class Subord. B	(f)(g)(j)	Diversified Financials	12.5%		10/25/25	30,500	17,799	20,270
NewStar Clarendon 2014-1A Class D	(g)(j)	Diversified Financials	L+435		1/25/27	1,560	1,477	1,472
NewStar Clarendon 2014-1A Class Subord. B	(g)(j)	Diversified Financials	16.4%		1/25/27	17,900	14,272	14,300
Rampart CLO 2007 1A Class Subord.	(g)(j)	Diversified Financials	17.6%		10/25/21	10,000	741	1,105
Stone Tower CLO VI Class Subord.	(f)(j)	Diversified Financials	23.6%		4/17/21	5,000	1,636	2,434
Wind River CLO Ltd. 2012 1A Class Subord. B	(g)(j)	Diversified Financials	19.9%		1/15/26	42,504	23,300	32,477

Total Collateralized Securities							59,225	72,058

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Equity/Other—22.1%(k)
5 Arches, LLC, Common Equity	(g)(j)(l)(n)	Diversified Financials	9,475	$250	$250
A.P. Plasman Inc., Warrants, 5/25/2026	(g)(j)(l)	Capital Goods	698,482	2,545	3,073
Altus Power America Holdings, LLC, Common Equity	(g)(l)	Energy	462,008	462	462
Altus Power America Holdings, LLC, Preferred Equity	(g)	Energy	888,211	888	888
Amaya Inc., Warrants, 5/15/2024	(g)(j)(l)	Consumer Services	2,000,000	16,832	13,360
AP Exhaust Holdings, LLC, Common Equity	(g)(l)(n)	Automobiles & Components	811	811	41
Aquilex Corp., Common Equity, Class A Shares	(g)(l)(n)	Commercial & Professional Services	15,128	1,087	4,529
Aquilex Corp., Common Equity, Class B Shares	(g)(l)(n)	Commercial & Professional Services	32,637	1,690	9,772
Ascent Resources Utica Holdings, LLC, Common Equity	(g)(l)(m)	Energy	96,800,082	29,100	21,683
ASG Technologies Group, Inc., Common Equity	(g)(l)(t)	Software & Services	1,689,767	36,422	79,673
ASG Technologies Group, Inc., Warrants, 6/27/2022	(g)(l)(t)	Software & Services	229,541	6,542	5,830
Aspect Software, Inc., Common Equity	(g)(l)	Software & Services	409,967	19,792	22,384
Burleigh Point, Ltd., Warrants, 7/16/2020	(g)(j)(l)	Retailing	3,451,216	1,898	276

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
CSF Group Holdings, Inc., Common Equity	(g)(l)	Capital Goods	391,300	$391	$391
Eastman Kodak Co., Common Equity	(g)(l)	Consumer Durables & Apparel	61,859	1,203	959
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	(g)(l)(n)	Energy	21,000	21,000	10,133
FourPoint Energy, LLC, Common Equity, Class D Units	(g)(l)(n)	Energy	3,937	2,601	1,919
FourPoint Energy, LLC, Common Equity, Class E-II Units	(g)(l)(n)	Energy	87,400	21,850	39,986
FourPoint Energy, LLC, Common Equity, Class E-III Units	(g)(l)(n)	Energy	70,875	17,719	34,197
Fronton Investor Holdings, LLC, Class B Units	(g)(n)(t)	Consumer Services	14,943	15,011	15,092
Global Jet Capital Holdings, LP, Preferred Equity	(f)(g)(j)(l)	Commercial & Professional Services	42,281,308	42,281	42,281
H.I.G. Empire Holdco, Inc., Common Equity	(g)(l)	Retailing	375	1,118	1,148
Harvey Holdings, LLC, Common Equity	(g)(l)	Capital Goods	2,333,333	2,333	5,367
Imagine Communications Corp., Common Equity, Class A Units	(g)(l)	Media	33,034	3,783	3,191
Industrial Group Intermediate Holdings, LLC, Common Equity	(g)(l)(n)	Materials	441,238	441	772
JMC Acquisition Holdings, LLC, Common Equity	(g)(l)	Capital Goods	483	483	539
JW Aluminum Co., Common Equity	(f)(g)(l)(u)	Materials	972	—	—
JW Aluminum Co., Preferred Equity	(f)(g)(u)	Materials	4,499	43,507	45,031
Leading Edge Aviation Services, Inc., Common Equity	(f)(l)	Capital Goods	4,401	464	137
Leading Edge Aviation Services, Inc., Preferred Equity	(f)(l)	Capital Goods	1,303	1,303	1,303
MB Precision Investment Holdings LLC, Class A-2 Units	(g)(l)(n)	Capital Goods	490,213	490	98
Micronics, Inc., Common Equity	(g)(l)	Capital Goods	53,073	553	403
Micronics, Inc., Preferred Equity	(g)(l)	Capital Goods	55	553	740
NewStar Financial, Inc., Warrants, 11/4/2024	(g)(j)(l)	Diversified Financials	3,000,000	15,058	8,310
North Haven Cadence Buyer, Inc., Common Equity	(g)(l)	Consumer Services	1,041,667	1,042	1,094
PSAV Holdings LLC, Common Equity	(f)	Technology Hardware & Equipment	10,000	10,000	28,500
Ridgeback Resources Inc., Common Equity	(f)(j)(l)	Energy	324,954	1,997	1,997
Roadhouse Holding Inc., Common Equity	(g)(l)(t)	Consumer Services	6,672,036	6,932	8,147
S1 Blocker Buyer Inc., Common Equity	(g)	Commercial & Professional Services	59	587	571
Safariland, LLC, Common Equity	(f)(l)	Capital Goods	25,000	2,500	11,535
Safariland, LLC, Warrants, 7/27/2018	(f)(l)	Capital Goods	2,263	246	1,044
Safariland, LLC, Warrants, 9/20/2019	(f)(l)	Capital Goods	2,273	227	1,049
SandRidge Energy, Inc., Common Equity	(g)(j)(l)	Energy	186,853	4,671	4,400
Sequel Industrial Products Holdings, LLC, Common Equity	(f)(g)(l)	Commercial & Professional Services	33,306	3,400	9,682
Sequel Industrial Products Holdings, LLC, Preferred Equity	(f)(g)	Commercial & Professional Services	8,000	12,174	12,179
Sequel Industrial Products Holdings, LLC, Warrants, 9/28/2022	(g)(l)	Commercial & Professional Services	1,293	1	219
Sequel Industrial Products Holdings, LLC, Warrants, 5/10/2022	(f)(l)	Commercial & Professional Services	19,388	12	3,697

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(d)
Sequential Brands Group, Inc., Common Equity	(g)(j)(l)	Consumer Durables & Apparel	206,664	$2,790	$967
Sorenson Communications, Inc., Common Equity	(f)(l)	Telecommunication Services	46,163	—	38,989
Sunnova Energy Corp., Common Equity	(g)(l)	Energy	192,389	722	1,045
Sunnova Energy Corp., Preferred Equity	(g)(l)	Energy	18,182	97	99
SWI Holdco LLC, Common Equity	(g)(l)	Consumer Durables & Apparel	950	—	2,613
ThermaSys Corp., Common Equity	(f)(l)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(f)(l)	Capital Goods	51,813	5,181	—
VPG Group Holdings LLC, Class A-2 Units	(f)(l)	Materials	3,637,500	3,638	2,183
Warren Resources, Inc., Common Equity	(f)(g)(l)	Energy	113,515	534	488
Zeta Interactive Holdings Corp., Preferred Equity	(g)(l)	Software & Services	215,662	1,714	1,931

Total Equity/Other				368,927	506,647

TOTAL INVESTMENTS—162.2%				$3,743,940	3,726,816

LIABILITIES IN EXCESS OF OTHER ASSETS—(62.2%)					$(1,429,439)

NET ASSETS—100%					$2,297,377

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2016, the three-month London Interbank Offered Rate, or LIBOR or “L”, was 1.00%, the Euro Interbank Offered Rate, or EURIBOR, was (0.32)% and the U.S. Prime Lending Rate, or Prime, was 3.75%. PIK means paid-in-kind.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the term loan facility with JPMorgan Chase Bank, N.A. (see Note 8).

(f)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(g)	Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with ING Capital LLC (see Note 8).

(h)	Security or portion thereof held within Hamilton Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with HSBC Bank USA, N.A. (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(i)	Position or portion thereof unsettled as of December 31, 2016.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2016, 81.8% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(n)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within IC Arches Investments LLC, a wholly-owned subsidiary of the Company.

(p)	Security held within IC Altus Investments, LLC, a wholly-owned subsidiary of the Company.

(q)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(r)	Asset is on non-accrual status.

(s)	The transfer of a portion of this loan does not qualify for sale accounting under Accounting Standards Codification Topic 860, Transfers and Servicing, and therefore, the entire senior secured loan remains in the consolidated schedule of investments as of December 31, 2016 (see Note 8).

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2016

(in thousands, except share amounts)

(t)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2016, the Company held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person for the year ended December 31, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—First Lien
ASG Technologies Group, Inc.	$38,321	$15,628	—	$44	—	$773	$54,766	$4,841	—	—
Senior Secured Loans—Second Lien
ASG Technologies Group, Inc.	—	$18,069	—	$464	—	$5,339	$23,872	$1,818	$738	—
Logan’s Roadhouse, Inc.	—	$16,114	—	—	—	$(699)	$15,415	$165	$14	—
Equity/Other
ASG Technologies Group, Inc., Common Equity	$77,898	—	—	—	—	$1,775	$79,673	—	—	—
ASG Technologies Group, Inc., Warrants, 6/27/2022	—	$6,542	—	—	—	$(712)	$5,830	—	—	—
Fronton Investor Holdings, LLC, Class B Units	$16,138	—	$(1,874)	—	—	$828	$15,092	—	—	$224
Roadhouse Holding Inc., Common Equity	—	$6,932	—	—	—	$1,215	$8,147	—	—	—

(u)	Under the Investment Company Act of 1940, as amended, the Company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2016, the Company held investments in one portfolio company of which it is deemed to be an “affiliated person” and deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Company was deemed to be an affiliated person and deemed to control for the year ended December 31, 2016:

Portfolio Company	Fair Value at December 31, 2015	Purchases and Paid-in-kind Interest	Sales and Repayments	Accretion of Discount	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2016	Interest Income	Fee Income	Dividend Income
Senior Secured Loans—Second Lien
JW Aluminum Co.	$32,887	$4,478	—	$2	—	$672	$38,039	$3,338	—	—
Senior Secured Bonds
JW Aluminum Co.	—	$8,060	$(8,141)	$107	$(26)	—	—	$210	—	—
Equity/Other
JW Aluminum Co., Common Equity	—	—	—	—	—	—	—	—	—	—
JW Aluminum Co., Preferred Equity	$43,844	$406	—	—	—	$781	$45,031	$35	—	—

See notes to consolidated financial statements.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation (NYSE: FSIC), or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced investment operations on January 2, 2009. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2017, the Company had two wholly-owned financing subsidiaries and five wholly-owned subsidiaries through which it holds interests in portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2017. All significant intercompany transactions have been eliminated in consolidation. Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state income taxes.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans or make other debt investments, including investments in senior secured bonds, through secondary market transactions in the “over-the-counter” market or directly from the Company’s target companies as primary market or directly originated investments. In connection with the Company’s debt investments, the Company may on occasion receive equity interests such as warrants or options as additional consideration. The Company may also purchase or otherwise acquire interests in the form of common or preferred equity or equity-related securities, such as rights and warrants that may be converted into or exchanged for common stock or other equity or the cash value of common stock or other equity, in the Company’s target companies, generally in conjunction with one of the Company’s debt investments, including through the restructuring of such investments, or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of the Company’s portfolio may be comprised of corporate bonds, collateralized loan obligations, or CLOs, other debt securities and derivatives, including total return swaps and credit default swaps. The Company’s investment adviser, FB Income Advisor, LLC, or FB Advisor, will seek to tailor the Company’s investment focus as market conditions evolve. Depending on market conditions, the Company may increase or decrease its exposure to less senior portions of the capital structure or otherwise make opportunistic investments.

As the Company previously announced on December 11, 2017, GSO / Blackstone Debt Funds Management LLC, or GDFM, intends to resign as the investment sub-adviser to the Company and terminate the investment sub-advisory agreement, or the investment sub-advisory agreement, between FB Advisor and GDFM, effective April 9, 2018. In connection with GDFM’s resignation as the investment sub-adviser to the Company, Franklin Square Holdings, L.P. (which does business as FS Investments), or FS Investments, and KKR Credit Advisors (US) LLC, or KKR Credit, desire to enter into a relationship whereby FS Investments and KKR Credit will create a premier alternative lending platform for certain BDCs sponsored, advised and/or sub-advised by them. Accordingly, FB Advisor, together with FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC, or collectively the FS Advisor Entities, and KKR Credit and certain other parties have entered into a master transaction agreement setting out the terms of the relationship between FB Advisor and KKR Credit. In furtherance thereof, the Company desires to enter into (i) an investment advisory agreement with FB

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization (continued)

Advisor and an investment advisory agreement with KKR Credit, pursuant to which FB Advisor and KKR Credit would act as investment co-advisers to the Company and/or (ii) an investment advisory agreement with FS/KKR Advisor, LLC, or FS/KKR Advisor, a newly-formed investment adviser jointly operated by an affiliate of FS Investments and by KKR Credit, pursuant to which FS/KKR Advisor would act as investment adviser to the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the Company’s board of directors. In connection with that determination, FB Advisor provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly fair valuation process begins with FB Advisor’s management team reviewing and documenting valuations of each portfolio company or investment, which valuations may be obtained from an independent third-party valuation service, if applicable;

•	FB Advisor’s management team then provides the valuation committee with preliminary valuations for each portfolio company or investment;

•	preliminary valuations are then discussed with the valuation committee;

•

the Company’s valuation committee reviews the preliminary valuations and FB Advisor’s management team, together with its independent third-party valuation services, if applicable, supplement the preliminary valuations to reflect any comments provided by the valuation committee;

•	following its review, the valuation committee will recommend that the Company’s board of directors approve the fair valuations; and

•

the Company’s board of directors discusses the valuations and determines the fair value of each such investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any independent third-party valuation services, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. In making its determination of fair value, the Company’s board of directors may use any approved independent third-party pricing or valuation services. However, the Company’s board of directors is not required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information obtained from FB Advisor or any approved independent third-party valuation or pricing service that the Company’s board of directors deems to be reliable in determining fair value under the circumstances. Below is a description of factors that FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may consider when determining the fair value of the Company’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its determination of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. FB Advisor’s management team, any approved independent third-party valuation services and the Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the smaller size of portfolio companies relative to comparable firms, as well as such other factors as the Company’s board of directors, in consultation with FB Advisor’s management team and any approved independent third-party valuation services, if applicable, may consider relevant in assessing fair value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at their fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process. The Company’s board of directors has delegated day-to-day responsibility for implementing its valuation policy to FB Advisor’s management team, and has authorized FB Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Company’s board of directors. The valuation committee is responsible for overseeing FB Advisor’s implementation of the valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Company will receive any previously accrued interest, then the interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which provides for revenue recognition based on the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. When it becomes effective, the new revenue recognition guidance in ASU No. 2014-09 will replace most revenue recognition guidance under existing GAAP. In 2016, the FASB issued additional guidance that clarified, amended and technically corrected prior revenue recognition guidance. The new revenue recognition guidance applies to all entities and all contracts with customers to provide goods or services in the ordinary course of business, excluding, among other things, financial instruments as well as certain other contractual rights and obligations. For public entities, the new standards are effective during the interim and annual periods beginning after December 15, 2017, with early adoption permitted. The standards permit the use of either the retrospective or cumulative effect transition method. As a result, the Company is required to adopt the new guidance as of January 1, 2018 and expects to do so using the cumulative effect method applied to in-scope contracts with customers that have not been completed as of the date of adoption.

In connection with its evaluation of the impact of the new revenue recognition guidance on its revenue recognition polices for structuring and other non-recurring upfront fees, the Company has performed an analysis to identify contracts with customers within the scope of the new revenue recognition guidance and to determine the related performance obligation and transaction price. Under the new revenue recognition guidance, the Company expects to recognize revenue for in-scope contracts based on the transaction price as the performance obligation is fulfilled. In its analysis, the Company considered, among other matters, the nature of the performance obligation and constraints on including variable consideration in the transaction price. In addition, the Company considered the costs incurred to obtain and fulfill in-scope contracts with customers to determine whether such costs would be required to be capitalized.

Based on its analysis, the Company expects to provide additional revenue recognition disclosures required under the new standard but does not otherwise expect a material effect on its consolidated financial statements.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Capital Gains Incentive Fee: Pursuant to the terms of the amended and restated investment advisory agreement, dated July 17, 2014, or the investment advisory agreement, by and between the Company and FB Advisor, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

The Company includes unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the terms of the investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory agreement, which is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets, equal to 1.875% per quarter, or an annualized hurdle rate of 7.5%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.875%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.34375%, or 9.375% annually, of net assets. Thereafter, FB Advisor will be entitled to receive 20.0% of pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the applicable quarterly hurdle rate, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the applicable quarterly hurdle rate and there will be no delay of payment if prior quarters are below the applicable quarterly hurdle rate.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes. The Company accrued $5,259, $5,554 and $6,056 in estimated excise taxes payable in respect of income received during the years ended December 31, 2017, 2016 and 2015, respectively. During the years ended December 31, 2017, 2016, and 2015, the Company paid $5,888, $6,000 and $5,853, respectively, in excise and other taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2017, 2016 and 2015, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to declare and pay such distributions on a quarterly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Partial Loan Sales: The Company follows the guidance in Accounting Standards Codification Topic 860, Transfers and Servicing, or ASC Topic 860, when accounting for loan participations and other partial loan sales. This guidance requires a participation or other partial loan sale to meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s consolidated balance sheets and the proceeds are recorded as a secured borrowing until the participation or other partial loan sale meets the definition. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 8 for additional information.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2016 and 2015 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2017. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount
Reinvestment of Distributions(1)	1,662,059	$15,908	1,216,341	$11,091	1,950,457	$19,163

Net Proceeds from Share Transactions	1,662,059	$15,908	1,216,341	$11,091	1,950,457	$19,163

(1)	Following the closing of its continuous public offering in May 2012, the Company has continued to issue shares only pursuant to its distribution reinvestment plan.

During the year ended December 31, 2017, the administrator for the Company’s distribution reinvestment plan, or DRP, purchased 611,141 shares of common stock in the open market at an average price per share of $8.65 (totaling $5,284) pursuant to the DRP, and distributed such shares to participants in the DRP. During the year ended December 31, 2016, the administrator for the DRP purchased 1,232,012 shares of common stock in the open market at an average price per share of $9.10 (totaling $11,216) pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from January 1, 2018 to February 28, 2018, the administrator for the DRP purchased 572,388 shares of common stock in the open market at an average price per share of $7.69 (totaling $4,399) pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the investment advisory agreement, FB Advisor is entitled to an annual base management fee equal to 1.75% of the average value of the Company’s gross assets (gross assets equal the total assets of the Company as set forth on the Company’s consolidated balance sheets) and an incentive fee based on the Company’s performance. Base management fees are paid on a quarterly basis in arrears. FB Advisor has agreed, effective October 1, 2017 and through September 30, 2018, to (a) waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that the fee received equals 1.50% of the average value of the Company’s gross assets and (b) continue to calculate the subordinated incentive fee on income to which it is entitled under the investment advisory agreement as if the base management fee was 1.75% of the average value of the Company’s gross assets. See Note 2 for a discussion of the capital gains and subordinated income incentive fees that FB Advisor may be entitled to under the investment advisory agreement.

Pursuant to the investment sub-advisory agreement, GDFM will receive 50% of all management and incentive fees payable to FB Advisor under the investment advisory agreement with respect to each year.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

On April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor. Pursuant to the administration agreement, the Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations, including FB Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Company on behalf of FB Advisor. The Company reimburses FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors reviews the methodology employed in determining how the expenses are allocated to the Company and the proposed allocation of administrative expenses among the Company and certain affiliates of FB Advisor. The Company’s board of directors then assesses the reasonableness of such reimbursements for expenses allocated to the Company based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

The following table describes the fees and expenses accrued under the investment advisory agreement and the administration agreement, as applicable, during the years ended December 31, 2017, 2016 and 2015:

			Year Ended December 31,
Related Party	Source Agreement	Description	2017	2016	2015
FB Advisor	Investment Advisory Agreement	Base Management Fee(1)	$70,222	$71,280	$75,401
FB Advisor	Investment Advisory Agreement	Capital Gains Incentive Fee(2)	—	—	$(21,075)
FB Advisor	Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$50,297	$51,830	$61,036
FB Advisor	Administration Agreement	Administrative Services Expenses(4)	$3,051	$3,475	$4,182

(1)	FB Advisor agreed, effective October 1, 2017, to waive a portion of the base management fee to which it was entitled under the April 2014 investment advisory agreement so that the fee received equaled 1.50% of the average value of the Company’s gross assets. For the year ended December 31, 2017, the amount shown is net of waivers of $2,575. During the years ended December 31, 2017, 2016 and 2015, $72,794, $71,673, and $76,546, respectively, in base management fees were paid to FB Advisor. As of December 31, 2017, $15,450 in base management fees were payable to FB Advisor.

(2)	During the year ended December 31, 2015, the Company reversed capital gains incentive fees of $21,075 based on the performance of its portfolio. The Company paid FB Advisor no capital gains incentive fees during the year ended December 31, 2017. As of December 31, 2017, no capital gains incentive fees were accrued.

(3)	During the year ended December 31, 2017, $50,311 of subordinated incentive fees on income were paid to FB Advisor. As of December 31, 2017, a subordinated incentive fee on income of $12,871 was payable to FB Advisor.

(4)

During the years ended December 31, 2017, 2016 and 2015, $2,796, $3,194 and $3,664, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $3,273, $3,905 and $4,646, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2017, 2016 and 2015.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While none of the investment advisers are currently providing investment advisory services to clients other than funds in the Fund Complex, any, or all, may do so in the future. In the event that FB Advisor or its management team undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team.

Exemptive Relief

As a BDC, the Company is subject to certain regulatory restrictions in making its investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, simultaneously co-invest in transactions where price is the only negotiated term. In an order dated June 4, 2013, or the Order, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. However, in connection with the potential investment advisory relationship with KKR Credit and/or FS/KKR Advisor, and in an effort to mitigate potential future conflicts of interest, the Company’s board of directors has authorized and directed that the Company exercise its rights under the Order to decline to participate in any new potential co-investment transaction pursuant to the Order that would be within the then-current investment objectives and strategies of the Company unless sourced by GDFM, KKR Credit or FS/KKR Advisor. The Company believes this relief has and may continue to enhance its ability to further its investment objectives and strategy. The Company believes this relief may also increase favorable investment opportunities for it, in part, by allowing the Company to participate in larger investments, together with its co-investment affiliates, than would be available to the Company if such relief had not been obtained. Because the Company did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, the Company is permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance (e.g., where price is the only negotiated term).

Trademark License Agreement

On April 16, 2014, in connection with the listing of its common stock on the NYSE, the Company entered into a trademark license agreement, or the trademark license agreement, with FS Investments. Pursuant to the trademark license agreement, FS Investments granted the Company a non-exclusive, nontransferable, royalty-

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

free right and license to use the name “FS Investment Corporation” and certain other trademarks, or the licensed marks, as a component of the Company’s name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to the Company). Other than with respect to this limited license, the Company has no other rights to the licensed marks. The trademark license agreement may be terminated by FS Investments or the Company on sixty days’ prior written notice and expires if FB Advisor or one of FS Investments’ affiliates ceases to serve as investment adviser to the Company. Furthermore, FS Investments may terminate the trademark license agreement at any time and in its sole discretion in the event that FS Investments or the Company receives notice of any third-party claim arising out of the Company’s use of the licensed marks or if the Company attempts to assign or sublicense the trademark license agreement or any of the Company’s rights or duties under the trademark license agreement without the prior written consent of FS Investments. FB Advisor is a third-party beneficiary of the trademark license agreement.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2015	$0.89100	$215,606
2016	$0.89100	$216,933
2017	$0.85825	$210,549

On February 21, 2018, the Company’s board of directors declared a regular quarterly cash distribution of $0.19 per share, which will be paid on or about April 3, 2018 to stockholders of record as of the close of business on March 21, 2018. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Pursuant to the DRP, the Company will reinvest all cash dividends or distributions declared by the Company’s board of directors on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Company’s board of directors declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Company’s common stock.

With respect to each distribution pursuant to the DRP, the Company reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Company, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Company’s common stock on the payment date for the distribution, then the Company will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the market price is less than the net asset value per share, then, in the sole discretion of the Company, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Company will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Company issues such shares; provided, however, that

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Company’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Company’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Company’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes may represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017		2016		2015
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	210,549	100%	216,933	100%	181,509	84%
Short-term capital gains proceeds from the sale of assets	—	—	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—	34,097	16%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—

Total	$210,549	100%	$216,933	100%	$215,606	100%

(1)	During the years ended December 31, 2017, 2016 and 2015, 89.0%, 90.4% and 92.7%, respectively, of the Company’s gross investment income was attributable to cash income earned, 1.2%, 1.8% and 2.3%, respectively, was attributable to non-cash accretion of discount and 9.8%, 7.8% and 5.0%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the years ended December 31, 2017, 2016 and 2015 was $206,286, $212,274 and $220,039, respectively. As of December 31, 2017, 2016 and 2015, the Company had $146,647, $153,590 and $158,249, respectively, of undistributed net investment income and $195,140, $73,184 and $35,010, respectively, of accumulated capital losses on a tax basis.

The Company’s undistributed net investment income on a tax basis as of December 31, 2016 was adjusted following the filing of the Company’s 2016 tax return in September 2017. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2016 exceeding GAAP-basis income on account of certain collateralized securities and interests in partnerships, and the reclassification of realized gains and losses upon the sale of certain collateralized securities held in its investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2016.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reclassification of unamortized original issue discount and prepayment fees recognized upon prepayment of loans from income for GAAP purposes to realized gains or deferred to future periods for tax purposes, the impact of consolidating certain subsidiaries for purposes of computing GAAP-basis net investment income but not for purposes of computing tax-basis net investment income, the reversal of non-deductible excise taxes and income recognized for tax purposes on certain transactions but not recognized for GAAP purposes.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
GAAP-basis net investment income	$203,759	$207,323	$265,090
Reversal of incentive fee accrual on unrealized gains	—	—	(21,075)
Income subject to tax not recorded for GAAP	(770)	4,922	804
Excise taxes	5,259	5,554	6,056
GAAP versus tax-basis impact of consolidation of certain subsidiaries	12,181	9,009	4,852
Reclassification of unamortized original issue discount and prepayment fees	(14,347)	(14,821)	(35,005)
Other miscellaneous differences	204	287	(683)

Tax-basis net investment income	$206,286	$212,274	$220,039

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2017, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency and accumulated undistributed (distributions in excess of) net investment income by $1,529 and $2,826, respectively, and decreased capital in excess of par value by $4,355. During the year ended December 31, 2016, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency and accumulated undistributed (distributions in excess of) net investment income by $4,705 and $9,690, respectively, and decreased capital in excess of par value by $14,395, respectively. During the year ended December 31, 2015, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $17,657 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $13,364 and $4,293, respectively.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2017 and 2016, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2017	2016
Distributable ordinary income	$146,647	$150,910
Distributable realized gains (accumulated capital losses)(1)	(195,140)	(73,555)
Other temporary differences	(257)	3,580
Net unrealized appreciation (depreciation) on investments and secured borrowing and gain/loss on foreign currency(2)	60,636	(44,842)

Total	$11,886	$36,093

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

(1)	Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term or long-term losses. As of December 31, 2017, the Company had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $27,890 and $167,250, respectively.

(2)	As of December 31, 2017 and 2016, the gross unrealized appreciation on the Company’s investments and secured borrowing and gain on foreign currency was $259,416 and $226,121, respectively. As of December 31, 2017 and 2016, the gross unrealized depreciation on the Company’s investments and secured borrowing and loss on foreign currency was $198,780 and $270,134, respectively.

The aggregate cost of the Company’s investments for U.S. federal income tax purposes totaled $3,869,322 and $3,780,294 as of December 31, 2017 and 2016, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $56,912 and $(53,478) as of December 31, 2017 and 2016, respectively.

As of December 31, 2017, the Company had a deferred tax liability of $6,538 resulting from unrealized appreciation on investments held by the Company’s wholly-owned taxable subsidiaries and a deferred tax asset of $13,161 resulting from net operating losses of the Company’s wholly-owned taxable subsidiaries. As of December 31, 2017, certain wholly-owned taxable subsidiaries anticipated that they would be unable to fully utilize their generated net operating losses, therefore the deferred tax asset was offset by a valuation allowance of $6,623. For the year ended December 31, 2017, the Company did not record a provision for taxes related to wholly-owned taxable subsidiaries.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2017 and 2016:

	December 31, 2017			December 31, 2016
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,501,103	$2,520,994	64%	$1,992,159	$1,935,441	52%
Senior Secured Loans—Second Lien	222,232	197,588	5%	619,892	599,155	16%
Senior Secured Bonds	157,699	161,650	4%	205,657	159,470	4%
Subordinated Debt	500,626	489,761	13%	498,080	454,045	12%
Collateralized Securities	47,471	54,319	1%	59,225	72,058	2%
Equity/Other	387,715	501,922	13%	368,927	506,647	14%

Total	$3,816,846	$3,926,234	100%	$3,743,940	$3,726,816	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of December 31, 2017, the Company held investments in one portfolio company of which it is deemed to “control.” As of December 31, 2017, the Company held investments in six portfolio companies of which it is

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2017.

As of December 31, 2016, the Company held investments in one portfolio company of which it is deemed to “control.” As of December 31, 2016, the Company held investments in three portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnotes (t) and (u) to the consolidated schedule of investments as of December 31, 2016.

The Company’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit, revolving credit facilities, delayed draw credit facilities or other investments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of December 31, 2017, the Company had twenty unfunded debt investments with aggregate unfunded commitments of $154,074, one unfunded commitment to purchase up to $295 in shares of preferred stock of Altus Power America Holdings, LLC and one unfunded commitment to purchase up to $4 in shares of common stock of Chisholm Oil and Gas, LLC. As of December 31, 2016, the Company had seventeen unfunded debt investments with aggregate unfunded commitments of $186,233 and one unfunded commitment to purchase up to $362 in shares of preferred stock of Altus Power America Holdings, LLC. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise. For additional details regarding the Company’s unfunded debt investments, see the Company’s consolidated schedule of investments as of December 31, 2017 and 2016.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$13,579	0%	$27,525	1%
Capital Goods	1,053,614	27%	708,946	19%
Commercial & Professional Services	560,414	14%	514,682	14%
Consumer Durables & Apparel	173,855	4%	198,752	5%
Consumer Services	265,220	7%	343,211	9%
Diversified Financials	140,249	4%	184,355	5%
Energy	257,841	7%	432,047	12%
Food, Beverage & Tobacco	69,979	2%	—	—
Health Care Equipment & Services	239,916	6%	199,064	5%
Materials	370,740	10%	263,849	7%
Media	128,335	3%	113,455	3%
Retailing	174,289	4%	110,262	3%
Semiconductors & Semiconductor Equipment	6,490	0%	5,328	0%
Software & Services	205,052	5%	265,501	7%
Technology Hardware & Equipment	34,000	1%	108,500	3%
Telecommunication Services	164,864	4%	161,544	4%
Transportation	67,797	2%	89,795	3%

Total	$3,926,234	100%	$3,726,816	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

As of December 31, 2017 and 2016, the Company’s investments and secured borrowing were categorized as follows in the fair value hierarchy:

	December 31, 2017		December 31, 2016
Valuation Inputs	Investments	Secured Borrowing	Investments	Secured Borrowing
Level 1—Price quotations in active markets	$9,445	—	$6,326	$—
Level 2—Significant other observable inputs	—	—	—	—
Level 3—Significant unobservable inputs	3,916,789	—	3,720,490	(2,880)

	$3,926,234	—	$3,726,816	$(2,880)

The Company has elected the fair value option under ASC Topic 825, Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowing as a component of the net change in unrealized appreciation (depreciation) on secured borrowing in the consolidated statements of operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.

The secured borrowing as of December 31, 2016 was valued using Level 3 inputs under the fair value hierarchy. The Company’s approach to determining fair value of the Level 3 secured borrowing was consistent with its approach to determining fair value of the Level 3 investments that were associated with the secured borrowing. See Note 2 and Note 8 for additional information regarding the Company’s secured borrowing.

The Company’s investments consist primarily of debt investments that were acquired directly from the issuer. Debt investments, for which broker quotes are not available, are valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated repayments and other relevant terms of the investments. Except as described below, all of the Company’s equity/other investments are also valued by independent valuation firms, which determine the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Company’s board of directors determines that the cost of such investment is the best indication of its fair value. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements. Except as described above, the Company values its other investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which are provided by independent third-party pricing services and screened for validity by such services.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services and/or dealers, as applicable, against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods, including the use of an independent valuation firm, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

pricing services or independent dealers, or where the Company’s board of directors otherwise determines that the use of such other methods is appropriate. The Company periodically benchmarks the valuations provided by the independent valuation firms against the actual prices at which the Company purchases and sells its investments. The valuation committee of the Company’s board of directors and the board of directors, reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation policy.

The following is a reconciliation for the years ended December 31, 2017 and 2016 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2017
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$1,935,441	$599,155	$159,470	$454,045	$72,058	$500,321	$3,720,490
Accretion of discount (amortization of premium)	1,715	8,758	631	14,264	8	2	25,378
Net realized gain (loss)	(56,390)	(23,684)	(43,564)	(14,397)	(379)	(4,355)	(142,769)
Net change in unrealized appreciation (depreciation)	76,609	(3,907)	50,138	33,170	(5,985)	(21,890)	128,135
Purchases	954,681	77,269	86,049	118,937	409	42,230	1,279,575
Paid-in-kind interest	2,596	2,942	27	28,291	—	7,122	40,978
Sales and repayments	(393,658)	(462,945)	(91,101)	(144,549)	(11,792)	(30,953)	(1,134,998)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,520,994	$197,588	$161,650	$489,761	$54,319	$492,477	$3,916,789

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$23,533	$(17,408)	$3,045	$19,233	$(2,716)	$(15,273)	$10,414

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Year Ended December 31, 2016
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$2,173,829	$624,814	$240,754	$438,414	$85,007	$465,769	$4,028,587
Accretion of discount (amortization of premium)	2,680	2,752	2,633	1,619	38	427	10,149
Net realized gain (loss)	13,090	242	(82,669)	(441)	839	5,378	(63,561)
Net change in unrealized appreciation (depreciation)	17,872	16,191	57,255	10,209	22,520	25,185	149,232
Purchases	896,207	52,526	13,189	67,563	4,575	119,096	1,153,156
Paid-in-kind interest	4,733	7,235	—	18,655	—	2,214	32,837
Sales and repayments	(1,172,970)	(104,605)	(71,692)	(81,974)	(40,921)	(116,336)	(1,588,498)
Net transfers in or out of Level 3(1)	—	—	—	—	—	(1,412)	(1,412)

Fair value at end of period	$1,935,441	$599,155	$159,470	$454,045	$72,058	$500,321	$3,720,490

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$44,825	$10,428	$16,217	$4,734	$13,350	$37,005	$126,559

(1)	There was one transfer of an investment from Level 3 to Level 1 during the year ended December 31, 2016. It is the Company’s policy to recognize transfers between levels at the beginning of the reporting period.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the years ended December 31, 2017 and 2016 of the secured borrowing for which significant unobservable inputs (Level 3) were used in determining fair value:

	Secured Borrowing
	For the Year Ended December 31,
	2017	2016
Fair value at beginning of period	$(2,880)	$—
Amortization of premium (accretion of discount)	(5)	(2)
Net realized gain (loss)	(21)	—
Net change in unrealized appreciation (depreciation)	49	(49)
Repayments on secured borrowing	2,857	—
Paid-in-kind interest	—	—
Proceeds from secured borrowing	—	(2,829)
Net transfers in or out of Level 3	—	—

Fair value at end of period	$—	$(2,880)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$—	$(49)

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2017 and 2016 were as follows:

Type of Investment	Fair Value at December 31, 2017	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$2,355,454	Market Comparables	Market Yield (%)	6.2% - 14.0%	9.8%
			EBITDA Multiples (x)	5.0x - 8.0x	7.2x
	52,295	Other(2)	Other(2)	N/A	N/A
	113,245	Market Quotes	Indicative Dealer Quotes	85.5% - 102.8%	99.4%
Senior Secured Loans—Second Lien	84,727	Market Comparables	Market Yield (%)	8.3% - 20.7%	11.3%
			EBITDA Multiples (x)	5.0x - 6.0x	5.5x
	112,861	Market Quotes	Indicative Dealer Quotes	50.5% - 102.3%	93.7%
Senior Secured Bonds	112,534	Market Comparables	Market Yield (%)	7.7% - 12.3%	8.6%
			EBITDA Multiples (x)	4.8x - 8.0x	7.7x
			Production Multiples (Mboe/d)	$42,250.0 - $44,750.0	$43,500.0
			Proved Reserves Multiples (Mmboe)	$10.3 - $11.3	$10.8
			PV-10 Multiples (x)	0.8x - 0.8x	0.8x
	29,218	Other(2)	Other(2)	N/A	N/A
	19,898	Market Quotes	Indicative Dealer Quotes	99.5% - 100.5%	100.0%
Subordinated Debt	357,169	Market Comparables	Market Yield (%)	7.8% - 16.8%	14.5%
			EBITDA Multiples (x)	9.0x - 11.0x	9.5x
	132,592	Market Quotes	Indicative Dealer Quotes	50.0% - 108.5%	99.4%
Collateralized Securities	54,319	Market Quotes	Indicative Dealer Quotes	6.6% - 100.2%	65.8%
Equity/Other	448,949	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			Capacity Multiple ($/kW)	$2,000.0 - $2,250.0	$2,125.0
			EBITDA Multiples (x)	4.8x - 23.5x	8.3x
			Production Multiples (Mboe/d)	$32,500.0 - $44,750.0	$34,191.4
			Production Multiples (MMcfe/d)	$5,000.0 - $5,500.0	$5,250.0
			Proved Reserves Multiples (Bcfe)	$1.8 - $2.0	$1.9
			Proved Reserves Multiples (Mmboe)	$8.3 - $11.3	$8.6
			PV-10 Multiples (x)	0.8x - 2.6x	2.3x
		Discounted Cash Flow	Discount Rate (%)	11.0% - 13.0%	12.0%
		Option Valuation Model	Volatility (%)	30.0% - 36.5%	35.3%
	43,528	Other(2)	Other(2)	N/A	N/A

Total	$3,916,789

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2016	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,575,465	Market Comparables	Market Yield (%)	5.5% - 17.3%	10.0%
	93,703	Other(2)	Other(2)	N/A	N/A
	203,773	Market Quotes	Indicative Dealer Quotes	18.2% - 104.1%	99.6%
	62,500	Cost	Cost	100.0% - 100.0%	100.0%
Senior Secured Loans—Second Lien	458,403	Market Comparables	Market Yield (%)	8.8% - 26.0%	12.4%
	140,752	Market Quotes	Indicative Dealer Quotes	8.8% - 101.0%	93.3%
Senior Secured Bonds	109,936	Market Comparables	Market Yield (%)	7.5% - 9.0%	7.8%
			EBITDA Multiples (x)	6.3x - 7.3x	6.5x
			Production Multiples (Mboe/d)	$45,000.0 - $50,000.0	$47,500.0
			Proved Reserves Multiples (Mmboe)	$14.5 - $15.0	$14.8
			PV-10 Multiples (x)	0.8x - 0.9x	0.9x
	49,534	Market Quotes	Indicative Dealer Quotes	76.0% - 109.6%	98.5%
Subordinated Debt	321,853	Market Comparables	Market Yield (%)	8.0% - 15.3%	13.0%
			EBITDA Multiples (x)	7.3x - 10.3x	8.7x
	132,192	Market Quotes	Indicative Dealer Quotes	60.8% - 125.5%	89.0%
Collateralized Securities	72,058	Market Quotes	Indicative Dealer Quotes	11.1% - 94.3%	72.7%
Equity/Other	453,246	Market Comparables	EBITDA Multiples (x)	4.5x - 16.3x	8.8x
			Production Multiples (Mboe/d)	$2,225.0 - $50,000.0	$42,391.6
			Proved Reserves Multiples (Mmboe)	$0.7 - $15.0	$8.8
			Undeveloped Acreage Multiples ($/Acre)	$8,000.0 - $10,000.0	$9,000.0
			Capacity Multiple ($/kW)	$2,375.0 - $2,875.0	$2,625.0
		Discounted Cash Flow	Discount Rate (%)	11.0% - 24.8%	19.9%
		Option Valuation Model	Volatility (%)	34.5% - 41.0%	39.5%
	47,075	Other(2)	Other(2)	N/A	N/A

Total	$3,720,490

Secured Borrowing	$(2,880)	Market Comparables	Market Yield (%)	(6.0)% - (7.1)%	(6.6)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)	Fair value based on expected outcome of proposed corporate transactions and/or other factors.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following tables present summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2017 and 2016:

	As of December 31, 2017
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility(1)	Revolving Credit Facility	L+2.50%	$150,000		$—	December 15, 2021
ING Credit Facility(1)	Revolving Credit Facility	L+2.25%	66,750	(2)	260,750	March 16, 2021
Locust Street Credit Facility(1)	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	275,000		—	May 15, 2022

Total			$1,721,750		$260,750

(1)	The carrying amount outstanding under the facility approximates its fair value.

(2)	Borrowings in Euros and Canadian dollars. Euro balance outstanding of €41,576 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.20 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars. Canadian dollar balance outstanding of CAD $20,987 has been converted to U.S. dollars at an exchange rate of CAD $1.00 to $0.80 as of December 31, 2017 to reflect total amount outstanding in U.S. dollars.

	As of December 31, 2016
Arrangement	Type of Arrangement	Rate	Amount Outstanding		Amount Available	Maturity Date
Hamilton Street Credit Facility	Revolving Credit Facility	L+2.50%	$150,000		$—	December 15, 2021
ING Credit Facility	Revolving Credit Facility	L+2.50%	44,932	(1)	255,068	April 3, 2018
Locust Street Credit Facility	Term Loan Credit Facility	L+2.68%	425,000		—	November 1, 2020
4.000% Notes due 2019	Unsecured Notes	4.00%	400,000		—	July 15, 2019
4.250% Notes due 2020	Unsecured Notes	4.25%	405,000		—	January 15, 2020
4.750% Notes due 2022	Unsecured Notes	4.75%	275,000		—	May 15, 2022
Partial Loan Sale	Secured Borrowing	L+4.50% (1% floor)	2,857		—	July 29, 2022

Total			$1,702,789		$255,068

(1)	Borrowings in Euros. Euro balance outstanding of €42,575 has been converted to U.S. dollars at an exchange rate of €1.00 to $1.06 as of December 31, 2016 to reflect total amount outstanding in U.S. dollars.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2017, 2016 and 2015, the components of total interest expense for the Company’s financing arrangements were as follows:

Arrangement(1)	Broad Street Credit Facility	Hamilton Street Credit Facility(2)	ING Credit Facility(2)	JPM Facility	Locust Street Credit Facility	4.000% Notes due 2019	4.250% Notes due 2020	4.75% Notes due 2022	Partial Loan Sale(3)	Total
Fiscal 2017
Interest expense	$—	$5,679	$5,213	$—	$16,663	$16,000	$17,212	$13,063	$137	$73,967
Amortization of deferred financing costs and discount	—	327	826	—	1,120	1,233	1,126	541	5	5,178

Total interest expense	$—	$6,006	$6,039	$—	$17,783	$17,233	$18,338	$13,604	$142	$79,145

Fiscal 2016
Interest expense	$—	$261	$4,422	$19,103	$3,395	$15,631	$14,030	$13,063	$67	$69,972
Amortization of deferred financing costs and discount	—	13	1,132	—	182	1,237	976	544	2	4,086

Total interest expense	$—	$274	$5,554	$19,103	$3,577	$16,868	$15,006	$13,607	$69	$74,058

Fiscal 2015
Interest expense	$406	$—	$4,047	$28,081	$—	$16,082	$13,966	$8,781	$—	71,363
Amortization of deferred financing costs and discount	—	—	1,131	61	—	1,240	974	358	—	3,764

Total interest expense	$406	$—	$5,178	$28,142	$—	$17,322	$14,940	$9,139	$—	$75,127

(1)	Borrowings of each of the Company’s wholly-owned, special-purpose financing subsidiaries are considered borrowings of the Company for purposes of complying with the asset coverage requirements applicable to BDCs under the 1940 Act.

(2)	Interest expense includes the effect of non-usage fees.

(3)	Total interest expense for the secured borrowing includes the effect of amortization of discount.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

For the years ended December 31, 2017, 2016 and 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Company’s financing arrangements were as follows:

Arrangement	Broad Street Credit Facility	Hamilton Street Credit Facility(2)(3)	ING Credit Facility(2)(4)	JPM Facility(3)	Locust Street Credit Facility(3)	4.000% Notes due 2019(5)	4.250% Notes due 2020(5)	4.75% Notes due 2022(5)	Partial Loan Sale(3)	Total/ Average
Fiscal 2017
Cash paid for interest expense	—	$5,193	$4,581	—	$15,047	$16,000	$17,213	$13,062	$164	$71,260
Average borrowings	—	$150,000	$111,237	—	$425,000	$400,000	$405,000	$275,000	$2,787	$1,769,024
Effective interest rate	—	3.81%	6.51%	—	3.98%	4.00%	4.25%	4.75%	—	4.26%
Weighted average interest rate(1)	—	3.79%	4.69%	—	3.92%	4.00%	4.25%	4.75%	5.69%	4.18%
Fiscal 2016
Cash paid for interest expense	—	—	$4,764	$24,736	$825	$16,000	$13,812	$13,063	$40	$73,240
Average borrowings	—	$6,967	$108,634	$578,142	$93,566	$400,000	$330,246	$275,000	$1,194	$1,793,749
Effective interest rate	—	3.69%	8.18%	—	3.57%	4.00%	4.25%	4.75%	5.50%	4.16%
Weighted average interest rate(1)	—	3.69%	4.00%	3.25%	3.57%	4.00%	4.25%	4.75%	5.50%	3.84%
Fiscal 2015
Cash paid for interest expense	$635	—	$3,741	$29,138	—	$16,044	$8,518	$7,076	—	$65,152
Average borrowings	$22,706	—	$92,550	$852,192	—	$400,000	$325,000	$185,341	—	$1,877,789
Effective interest rate	—	—	10.79%	3.25%	—	4.00%	4.25%	4.75%	—	3.96%
Weighted average interest rate(1)	1.76%	—	4.31%	3.25%	—	4.00%	4.25%	4.75%	—	3.75%

(1)	The weighted average interest rates presented for periods of less than one year are annualized.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

(2)	Effective interest rate and weighted average interest rate includes the effect of non-usage fees.

(3)	Interest is paid quarterly in arrears.

(4)	Interest is paid at the end of each interest period (but no less frequently than quarterly) in arrears for Eurocurrency Loans (as described below) and quarterly in arrears for ABR Loans (as described below).

(5)	Interest is paid semi-annually in arrears.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s former wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On December 15, 2015, Broad Street and Deutsche Bank entered into an amendment to the facility which extended the maturity date to January 19, 2016. The Broad Street credit facility matured and terminated on January 19, 2016, and the Company thereafter dissolved Broad Street. The Broad Street credit facility provided for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum.

During the year ended December 31, 2015, the Broad Street credit facility was fully repaid.

Hamilton Street Credit Facility

On December 15, 2016, Hamilton Street Funding LLC, or Hamilton Street, a wholly owned, special purpose financing subsidiary of the Company, entered into a revolving credit facility, or the Hamilton Street credit facility, pursuant to (a) a Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian, and (b) certain other related transaction documents.

The Hamilton Street credit facility provides for a five-year credit facility with a four-year revolving period, during which Hamilton Street is permitted to borrow, repay and reborrow advances in U.S. dollars and certain agreed foreign currencies in an initial aggregate amount of up to $150,000, subject to its compliance with the terms of the Hamilton Street credit facility (including maintenance of the required borrowing base). The Hamilton Street credit facility has an accordion option that would permit the parties to increase the commitments by an additional $50,000 to $200,000. After the revolving period, outstanding advances under the Hamilton Street credit facility must be repaid by 5% each month until the maturity date at which time all remaining outstanding advances must be repaid.

Hamilton Street has appointed the Company to manage its portfolio of assets pursuant to the terms of a collateral management agreement. Hamilton Street’s obligations to the lenders and other secured parties under the Hamilton Street credit facility are secured by a first priority security interest in substantially all of Hamilton Street’s assets. The obligations of Hamilton Street under the Hamilton Street credit facility are non-recourse to the Company, and, accordingly, the Company’s exposure under the Hamilton Street credit facility is limited to the value of the Company’s investment in Hamilton Street.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Hamilton Street will pay interest quarterly in arrears on the advances under the Hamilton Street credit facility at a rate per annum equal to LIBOR for a three-month interest period (subject to a 0% floor) plus a spread of 2.50%. Hamilton Street will pay an undrawn fee during the revolving period in an amount equal to 0.50% per annum on any unborrowed amounts up to 35% of the commitments plus 1.65% per annum on any unborrowed amounts above that threshold.

In connection with the Hamilton Street credit facility, Hamilton Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Hamilton Street credit facility contains customary events of default for similar financing transactions, including: (a) Hamilton Street’s failure to make principal, interest or other payments when due; (b) any uncured deficiency in the required borrowing base or excess foreign currency exposure; (c) the failure of Hamilton Street or the Company to observe or perform their respective covenants under the transaction documents, subject to applicable cure periods; (d) Hamilton Street’s representation and warranties being false; (e) any cross-default to other material indebtedness of Hamilton Street or the Company after giving effect to applicable cure periods; (f) the insolvency or bankruptcy of Hamilton Street or the Company; (g) the failure of the Company to own 100% of the outstanding interests of Hamilton Street; (h) the failure of the Company to be regulated as a BDC under the 1940 Act; (i) the failure of the Company to maintain a 200% asset coverage ratio; and (j) the failure of the Company to maintain a net asset value of at least $400,000. Upon the occurrence and during the continuance of an event of default, the administrative agent may declare the outstanding advances and all other obligations under the Hamilton Street credit facility immediately due and payable.

The Company incurred costs in connection with obtaining the Hamilton Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2017, $1,297 of such deferred financing costs had yet to be amortized to interest expense.

ING Credit Facility

On April 3, 2014, the Company entered into a senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility. The ING credit facility originally provided for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

On March 16, 2017, the Company, certain subsidiary guarantors of the Company, the several banks and other financial institutions or entities from time to time party thereto and ING entered into a second amendment, or the Amendment, to the ING credit facility. The Amendment, among other things, (i) increased the lenders’ aggregate commitments under the ING credit facility to $327,500, (ii) extended the term of the revolving period to March 16, 2020 and the final maturity date to March 16, 2021, (iii) increased the size of the accordion provision to permit increases to the lenders’ aggregate commitments under the ING credit facility up to $600,000

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

and (iv) decreased the Applicable Margin (as defined therein) to 1.25% with respect to any ABR Loan (as defined therein) and 2.25% with respect to any Eurocurrency Loan (as defined therein).

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 1.25% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which the Company elects the option to borrow in Euro is payable at a rate equal to 2.25% per annum plus adjusted LIBOR. The ING credit facility is subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion is 65% or more of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is less than 65%. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company’s minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of assets of the Company and its subsidiaries as of the last day of such fiscal quarter and (ii) $1,700,000,000, plus 50% of the net proceeds of any equity offerings following the Amendment; (b) the Company must maintain at all times a 200% asset coverage ratio; (c) at any time when the borrowing base is less than 1.50 times the sum of the aggregated covered debt amount (defined as (i) borrowings outstanding under the ING credit facility plus (ii) the aggregate amount of the any of the following then outstanding obligations of the Company (excluding obligations of any financing subsidiaries): (1) secured longer-term debt, (1) unsecured shorter-term debt and (3) net obligations that would be owed if any hedging arrangements were terminated minus (z) exposure under letters of credit issued under the ING credit facility that has been cash collateralized or satisfactorily backstopped), the sum of (x) the Company and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by the Company in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must be at least equal to the sum of (A) any unsecured longer-term debt of the Company and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain other permitted debt of the Company) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for financing transactions of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, the Company must pay interest at a default rate.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The Company incurred costs in connection with obtaining the ING credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2017, $2,162 of such deferred financing costs had yet to be amortized to interest expense.

JPM Financing

On July 21, 2011, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into a debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was subsequently amended several times, or the JPM Facility. Prior to its termination, the Company and JPM most recently amended the financing arrangement on April 28, 2016 to, among other things, reduce the amount of outstanding available debt financing from $725,000 to $650,000. On November 1, 2016, in connection with the entrance into the Locust Street credit facility (as defined below), (i) the Class A Notes issued by Locust Street to Race Street were redeemed, (ii) the amended and restated global master repurchase agreement between Race Street and Locust Street was terminated and (iii) the JPM Facility was prepaid and terminated.

JPM Term Loan Facility

On November 1, 2016, Locust Street entered into a loan agreement, or the Locust Street loan agreement and, together with the related transaction documents, the Locust Street term loan facility, with JPM, as lender and administrative agent, Citibank, N.A., as collateral agent and securities intermediary, and Virtus Group, LP, as collateral administrator, pursuant to which JPM advanced $625,000 to Locust Street. Advances outstanding under the Locust Street term loan facility bear interest at a rate equal to LIBOR for a three-month interest period plus a spread of 2.6833% per annum. Interest is payable in arrears beginning on January 15, 2017 and each quarter thereafter. Under the Locust Street loan agreement, Locust Street agreed to repay $200,000 of the aggregate principal amount of the advances on or before January 31, 2017, which repayment was satisfied in full in December 2016. All remaining outstanding advances under the Loan Agreement will mature, and all accrued and unpaid interest thereunder, will be due and payable, on November 1, 2020.

Advances under the Locust Street loan agreement are subject to a compliance condition which will be satisfied at any given time if the outstanding advances minus the amount of principal and certain interest proceeds in Locust Street’s accounts is less than or equal to fifty-three percent (53%) of the net asset value of Locust Street’s portfolio of assets. Locust Street also made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements.

The Locust Street loan agreement contains events of default customary for similar financing transactions, including: (i) the failure to make principal payments when due or any other payments under the Locust Street loan agreement within two business days of when they are due; (ii) the insolvency or bankruptcy of Locust Street or the Company; (iii) a “Change of Control” (as defined in the Locust Street loan agreement) of Locust Street; (iv) the transaction documents are amended in a manner materially adverse to JPM, as administrative agent, without JPM’s consent; and (v) GDFM or an affiliate thereof ceases to be the Company’s investment sub-adviser. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the Locust Street loan agreement immediately due and payable.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The occurrence of events of default (as described above) or events defined as “Coverage Events” in the Locust Street loan agreement triggers (i) a requirement that Locust Street obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) the right of JPM to direct Locust Street to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.

Locust Street’s obligations to JPM under the Locust Street credit facility are secured by a first priority security interest in substantially all of the assets of Locust Street, including its portfolio of assets. The obligations of Locust Street under the Locust Street credit facility are non-recourse to the Company, and the Company’s exposure under the Locust Street credit facility is limited to the value of the Company’s investment in Locust Street.

The Company incurred costs in connection with obtaining the Locust Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2017, $3,179 of such deferred financing costs had yet to be amortized to interest expense.

4.000% Notes due 2019

On July 14, 2014, the Company and U.S. Bank National Association, or U.S. Bank, entered into an indenture, or the base indenture, and a first supplemental indenture thereto, or together with the base indenture and any supplemental indentures thereto, the indenture, relating to the Company’s issuance of $400,000 aggregate principal amount of its 4.000% notes due 2019, or the 4.000% notes.

The 4.000% notes will mature on July 15, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.000% notes bear interest at a rate of 4.000% per year, payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2015. The 4.000% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.000% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.000% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.000% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, or the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2017, the fair value of the 4.000% notes was approximately $406,966. The Company incurred costs in connection with issuing the 4.000% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.000% notes. As of December 31, 2017, $171 of such deferred financing costs had yet to be amortized to interest

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

expense. In connection with issuing the 4.000% notes, the Company has charged discount against the carrying amount of such notes. As of December 31, 2017, $1,720 of such discount had yet to be amortized to interest expense.

4.250% Notes due 2020

On December 3, 2014, the Company and U.S. Bank entered into a second supplemental indenture to the base indenture relating to the Company’s issuance of $325,000 aggregate principal amount of its 4.250% notes due 2020, or the 4.250% notes. On December 8, 2016, the Company issued an additional $80,000 aggregate principal amount of the 4.250% notes as additional notes under the second supplemental indenture.

The 4.250% notes will mature on January 15, 2020 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.250% notes bear interest at a rate of 4.250% per year, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2015. The 4.250% notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.250% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.250% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.250% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2017, the fair value of the 4.250% notes was approximately $414,828. The Company incurred costs in connection with issuing the 4.250% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.250% notes. As of December 31, 2017, $935 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.250% notes, the Company has charged discount against the carrying amount of such notes. As of December 31, 2017, $1,359 of such discount had yet to be amortized to interest expense.

4.750% Notes due 2022

On April 30, 2015, the Company and U.S. Bank entered into a third supplemental indenture to the base indenture relating to the Company’s issuance of $275,000 aggregate principal amount of its 4.750% notes due 2022, or the 4.750% notes.

The 4.750% notes will mature on May 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price set forth in the indenture. The 4.750% notes bear interest at a rate of 4.750% per year, payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2015. The 4.750% notes are general unsecured

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 4.750% notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the indenture, the Company will generally be required to make an offer to purchase the outstanding 4.750% notes at a price equal to 100% of the principal amount of such notes plus accrued and unpaid interest to the repurchase date.

The indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a)(1) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the 4.750% notes and U.S. Bank if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to limitations and exceptions that are described in the indenture.

As of December 31, 2017, the fair value of the 4.750% notes was approximately $283,895. The Company incurred costs in connection with issuing the 4.750% notes, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the 4.750% notes. As of December 31, 2017, $296 of such deferred financing costs had yet to be amortized to interest expense. In connection with issuing the 4.750% notes, the Company has charged discount against the carrying amount of such notes. As of December 31, 2017, $2,074 of such discount had yet to be amortized to interest expense.

Partial Loan Sale

Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a participating interest, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the consolidated balance sheets and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated balance sheets. For these partial loan sales, the interest earned on the entire loan balance is recorded within interest income and the interest earned by the buyer in the partial loan sale is recorded within interest expense in the consolidated statements of operations.

As of December 31, 2016, the Company recognized a secured borrowing at fair value of $2,880 and the fair value of the loan that is associated with the secured borrowing was $14,993. The secured borrowing was the result of the Company’s completion of a partial sale of a senior secured loan associated with one portfolio company that did not meet the definition of a participating interest. As a result, sale treatment was not allowed and the partial loan sale was treated as a secured borrowing.

During the year ended December 31, 2017, the secured borrowing was fully repaid.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Commitments and Contingencies (continued)

party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

Note 10. Senior Securities Asset Coverage

Information about the Company’s senior securities is shown in the table below for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidation Preference per Unit(2)	Average Market Value per Unit(3) (Exclude Bank Loans)
2013	$1,673,682	2.58	—	N/A
2014	$1,863,827	2.27	—	N/A
2015	$1,834,625	2.20	—	N/A
2016	$1,702,789	2.35	—	N/A
2017	$1,721,750	2.33	—	N/A

(1)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(2)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the Company in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading on an exchange.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data:(1)
Net asset value, beginning of period	$9.41	$9.10	$9.83	$10.18	$9.97
Results of operations(2)
Net investment income (loss)	0.83	0.85	1.10	0.97	0.96
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.08)	0.35	(0.94)	(0.19)	0.08

Net increase (decrease) in net assets resulting from operations	0.75	1.20	0.16	0.78	1.04

Stockholder distributions(3)
Distributions from net investment income	(0.86)	(0.89)	(0.75)	(0.79)	(0.83)
Distributions from net realized gain on investments	—	—	(0.14)	(0.29)	—

Net decrease in net assets resulting from stockholder distributions	(0.86)	(0.89)	(0.89)	(1.08)	(0.83)

Capital share transactions
Issuance of common stock(4)	0.00	0.00	0.00	0.00	0.00
Repurchases of common stock(5)	—	—	—	(0.05)	(0.00)

Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	(0.05)	—

Net asset value, end of period	$9.30	$9.41	$9.10	$9.83	$10.18

Per share market value, end of period	$7.35	$10.30	$8.99	$9.93	—

Shares outstanding, end of period	245,725,416	244,063,357	242,847,016	240,896,559	259,320,161

Total return based on net asset value(6)	7.97%	13.19%	1.63%	7.17%	10.43%

Total return based on market value(7)	(21.39)%	25.91%	(0.78)%	5.52%	—

Ratio/Supplemental Data:
Net assets, end of period	$2,284,723	$2,297,377	$2,208,928	$2,366,986	$2,640,992

Ratio of net investment income to average net assets(8)	8.86%	9.32%	11.25%	9.54%	9.50%

Ratio of total operating expenses to average net assets(8)	9.48%	9.69%	8.90%	8.90%	8.90%

Ratio of net operating expenses to average net assets(8)	9.37%	9.69%	8.90%	8.79%	8.90%

Portfolio turnover	29.17%	29.65%	39.93%	50.27%	61.18%

Total amount of senior securities outstanding, exclusive of treasury securities	$1,721,750	$1,702,789	$1,834,625	$1,863,827	$1,673,682

Asset coverage per unit(9)	2.33	2.35	2.20	2.27	2.58

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(1)	Per share data may be rounded in order to recompute the ending net asset value per share.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(3)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at a price that is greater than the net asset value per share results in an increase in net asset value per share. The per share impact of the Company’s distribution reinvestment plan is an increase to the net asset value of less than $0.01 per share during the years ended December 31, 2017, 2016, 2015, 2014 and 2013.

(5)	The listing tender offer and the purchase of shares of common stock pursuant thereto on June 4, 2014 resulted in a reduction to net asset value as a result of the Company repurchasing shares at a price greater than its net asset value per share. The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the year ended December 31, 2013.

(6)	The total return based on net asset value for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share that were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. Total return based on net asset value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on net asset value in the table should not be considered a representation of the Company’s future total return based on net asset value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment portfolio during the applicable period and do not represent an actual return to stockholders.

(7)	The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Company’s DRP. The total return based on market value for the year ended December 31, 2014 was calculated based on the period from April 16, 2014, the first day the shares began trading on the NYSE at a closing price of $10.25, to December 31, 2014. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Company’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Company’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets, general economic conditions and fluctuations in per share market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

(8)	Weighted average net assets during the applicable period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Ratio of accrued capital gains incentive fees to average net assets	—	—	(0.89)%	(0.37)%	0.16%
Ratio of subordinated income incentive fees to average net assets	2.19%	2.33%	2.59%	2.29%	2.41%
Ratio of interest expense to average net assets	3.44%	3.33%	3.19%	2.56%	1.97%
Ratio of excise taxes to average net assets	0.23%	0.25%	0.26%	0.21%	0.22%

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Financial Highlights (continued)

(9)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

Note 12. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2017 and 2016. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$110,861	$103,691	$98,695	$106,064
Operating expenses
Net expenses and excise taxes	56,800	53,043	52,235	53,474

Net investment income	54,061	50,648	46,460	52,590
Realized and unrealized gain (loss)	(39,307)	34,750	(28,018)	10,803

Net increase (decrease) in net assets resulting from operations	$14,754	$85,398	$18,442	$63,393

Per share information-basic and diluted
Net investment income	$0.22	$0.21	$0.19	$0.22

Net increase (decrease) in net assets resulting from operations	$0.06	$0.35	$0.08	$0.26

Weighted average shares outstanding	245,725,416	245,678,745	245,107,405	244,554,969

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investment income	$108,978	$100,557	$110,211	$103,063
Operating expenses
Net expenses and excise taxes	57,436	51,554	53,371	53,125

Net investment income	51,542	49,003	56,840	49,938
Realized and unrealized gain (loss)	320	65,366	83,317	(62,035)

Net increase (decrease) in net assets resulting from operations	$51,862	$114,369	$140,157	$(12,097)

Per share information-basic and diluted
Net investment income	$0.21	$0.20	$0.23	$0.21

Net increase (decrease) in net assets resulting from operations	$0.21	$0.47	$0.58	$(0.05)

Weighted average shares outstanding	244,016,474	243,488,590	243,435,681	242,847,016

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 12. Selected Quarterly Financial Data (Unaudited) (continued)

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2017 and 2016. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

For the year ended December 31, 2017, 82.28% of net investment income distributions qualified as interest related dividends, which are exempt from U.S. withholding tax applicable to non U.S. shareholders.

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PRELIMINARY PROSPECTUS

             , 2018

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of FS Investment Corporation, or the Registrant, are included in Part A of this Registration Statement:

(2) Exhibits

(a)	Second Articles of Amendment and Restatement of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(b)	Second Amended and Restated Bylaws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed on April 16, 2014.)

(d)(1)	Form of Stock Certificate. (Incorporated by reference to Exhibit (d)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-195863) filed on May 12, 2014.)

(d)(2)	Form of Subscription Certificate.**

(d)(3)	Form of Subscription Agent Agreement.**

(d)(4)	Form of Warrant Agreement.**

(d)(5)	Form of Articles Supplementary.**

(d)(6)	Form T-1 Statement of Eligibility of Trustee. (Incorporated by reference to Exhibit (d)(6) filed with the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

(d)(7)	Indenture, dated as of July 14, 2014, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 filed with the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 filed on August 14, 2014.)

(d)(8)	First Supplemental Indenture, dated as of July 14, 2014, relating to the 4.000% Notes due 2019, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on July 15, 2014.)

(d)(9)	Form of 4.000% Notes due 2019. (Incorporated by reference to Exhibit (d)(8) hereto.)

(d)(10)	Second Supplemental Indenture, dated as of December 3, 2014, relating to the 4.250% Notes due 2020, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on December 3, 2014.)

(d)(11)	Form of 4.250% Notes due 2020. (Incorporated by reference to Exhibit (d)(10) hereto.)

(d)(12)	Third Supplemental Indenture, dated as of April 30, 2015, relating to the 4.750% Notes due 2022, by and between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2015.)

(d)(13)	Form of 4.750% Notes due 2022. (Incorporated by reference to Exhibit (d)(12) hereto.)

(e)	Distribution Reinvestment Plan, effective as of June 2, 2014. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on May 23, 2014.)

(g)(1)	Investment Advisory Agreement, dated as of April 9, 2018, by and between the Registrant and FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on 8-K filed on April 9, 2018).

(g)(2)	Administration Agreement, dated as of April 9, 2018, by and between the Registrant and FS/KKR Advisor, LLC. (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Current Report on 8-K filed on April 9, 2018).

(h)(1)	Form of Underwriting Agreement for equity securities.**

(h)(2)	Form of Underwriting Agreement for debt securities.**

(j)	Custodian Agreement, dated as of November 14, 2011, by and between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.9 filed with the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 filed on November 14, 2011.)

(k)(1)	Amended and Restated Indenture, dated as of September 26, 2012, by and between Locust Street Funding LLC and Citibank, N.A., as trustee. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(2)	Supplemental Indenture No. 1, dated as of April 23, 2013, by and between Locust Street Funding LLC and Citibank, N.A., as trustee. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 26, 2013.)

(k)(3)	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2021. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on February 21, 2012.)

(k)(4)	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2023. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on October 1, 2012.)

(k)(5)	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2024. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on April 26, 2013.)

(k)(6)	TBMA/ISMA 2000 Amended and Restated Global Master Repurchase Agreement, by and between JPMorgan Chase Bank, N.A., London Branch and Race Street Funding LLC, together with the related Annex and Amended and Restated Confirmation thereto, each dated as of April 23, 2013. (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on April 26, 2013.)

(k)(7)	Amended and Restated Confirmation, dated as of February 15, 2012, by and between Race Street Funding LLC and JPMorgan Chase Bank, N.A., London Branch. (Incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on February 21, 2012.)

(k)(8)	Loan Agreement, dated as of November 1, 2016, among Locust Street Funding LLC, JPMorgan Chase Bank, National Association, as lender and Administrative Agent, Citibank, N.A., as Collateral Agent and Securities Intermediary, and Virtus Group, LP, as Collateral Administrator. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 2, 2016.)

(k)(9)	Senior Secured Revolving Credit Agreement, dated as of April 3, 2014, by and among the Registrant, ING Capital LLC, as administrative agent, and the lenders party thereto. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on April 4, 2014.)

(k)(10)	Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of March 16, 2017, among FS Investment Corporation, the several banks and other financial institutions or entities from time to time party thereto, ING Capital LLC, as administrative agent, and certain subsidiary guarantors. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 20, 2017.)

(k)(11)	Consent and Modification Letter to Senior Secured Revolving Credit Agreement, dated as of March 16, 2018, among FS Investment Corporation, the several banks and other financial institutions or entities from time to time party thereto and ING Capital LLC, as administrative agent (Incorporated by reference to Exhibit 10.17 to the Registrant’s Quarterly Report on Form 10-Q filed on May 10, 2018).

(k)(12)	Guarantee, Pledge and Security Agreement, dated as of April 3, 2014, by and among the Registrant, ING Capital LLC, as revolving administrative agent and collateral agent, the subsidiary guarantors party thereto and each financing agent and designated indebtedness holder party thereto. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on April 4, 2014.)

(k)(13)	Second Amended and Restated Control Agreement, dated as of April 8, 2016, by and among the Registrant, ING Capital LLC, as collateral agent, and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 10.45 to the Registrant’s Quarterly Report on Form 10-Q filed on May 9, 2016.)

(k)(14)	Loan and Security Agreement, dated as of December 15, 2016, by and among Hamilton Street Funding LLC, as borrower, each of the lenders from time to time party thereto, each of the lender agents from time to time party thereto, HSBC Bank USA, National Association, as administrative agent, and U.S. Bank National Association, as collateral agent, account bank and custodian. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 19, 2016.)

(l)(1)	Opinion of Miles & Stockbridge P.C (Incorporated by reference to Exhibit (l)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

(l)(2)	Opinion of Dechert LLP (Incorporated by reference to Exhibit (l)(2) to the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

(n)(1)	Consent of Miles & Stockbridge P.C (Incorporated by reference to Exhibit (l)(1) hereto.)

(n)(2)	Consent of Dechert LLP (Incorporated by reference to Exhibit (l)(2) hereto.)

(n)(3)	Consent of RSM US LLP.*

(r)(1)	Code of Ethics of the Registrant (Incorporated by reference to Exhibit (r)(1) to the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

(r)(2)	Code of Ethics of FS/KKR Advisor, LLC (Incorporated by reference to Exhibit (r)(2) to the Registrant’s registration statement on Form N-2 (File No. 333-224588) filed on May 2, 2018.)

*	Filed herewith.

**	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred by the Registrant in connection with the offering described in this registration statement:

SEC registration fee	$184,260	*
FINRA filing fee	225,500
NYSE listing fee	170,000
Accounting fees and expenses	100,000
Legal fees and expenses	400,000
Printing	400,000
Miscellaneous fees and expenses	125,000

Total	$1,604,760

*	$174,300.00 of this amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The Registrant directly or indirectly owns 100% of the voting securities of the following, which are included in the Registrant’s unaudited consolidated financial statements for the three months ended March 31, 2018 and audited consolidated financial statements as of December 31, 2017:

Name	State of Incorporation or Organization
FSIC Investments, Inc.	Delaware
Hamilton Street Funding LLC	Delaware
IC American Energy Investments, Inc.	Delaware
IC Altus Investments, LLC	Delaware
IC Arches Investments, LLC	Delaware
IC Northern Investments, LLC	Delaware
Locust Street Funding LLC	Delaware
Race Street Funding LLC	Delaware

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock as of June 29, 2018:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1,772

Item 30. Indemnification

Limitation on Liability

The Registrant’s charter limits the personal liability of the Registrant’s directors and officers to the corporation and its stockholders for money damages to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Registrant’s charter providing that the limitation of directors’ and officers’ liability, is subject to any applicable limitations of the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, the Registrant maintains director’s and officer’s liability insurance.

Indemnification

Under the Maryland General Corporate Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

The Registrant’s charter permits the Registrant to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of the Registrant and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. The Registrant’s charter provides that the provision of indemnification is subject to any applicable limitations of the 1940 Act.

The Registrant’s bylaws obligate the Registrant to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of the Registrant and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. The Registrant’s charter and bylaws also permit the Registrant to provide such indemnification and advancement for expenses to a person who served a predecessor of the Registrant in any of the capacities described in (a) or (b) above and to any employee or agent of the Registrant or a predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The investment advisory agreement provides that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or otherwise as our investment adviser; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the investment advisory agreement.

The administration agreement provides that the Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, the Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Advisor, and the Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that the Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under the administration agreement.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which the Advisor and each manager or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors and Executive Officers” and “Investment Advisory Agreement.” Additional information regarding the Advisor and certain of its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-112799) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Registrant, FS Investment Corporation, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112;

(2)	the Transfer Agent and co-administrator, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594;

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

(4)	the investment adviser, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112; and

(5)	the administrator, FS/KKR Advisor, LLC, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)	Not applicable

(3)	if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof, and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering

(4)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 2nd day of July, 2018.

FS INVESTMENT CORPORATION

By:	/s/ Michael C. Forman
Name: Michael C. Forman
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael C. Forman Michael C. Forman	Chief Executive Officer and Director (Principal executive officer)	July 2, 2018

/s/ William Goebel William Goebel	Chief Financial Officer (Principal financial and accounting officer)	July 2, 2018

* Todd Builione	President and Director	July 2, 2018

* Gregory Chandler	Director	July 2, 2018

* Barry H. Frank	Director	July 2, 2018

* Michael J. Hagan	Director	July 2, 2018

* Jeffrey K. Harrow	Director	July 2, 2018

* Philip E. Hughes, Jr.	Director	July 2, 2018

* Pedro A. Ramos	Director	July 2, 2018

* Joseph P. Ujobai	Director	July 2, 2018

*By:	/s/ Michael C. Forman
Attorney-in-Fact